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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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Quad/Graphics, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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QUAD/GRAPHICS, INC.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To Be Held May 16, 2011

To the Shareholders of Quad/Graphics, Inc.:

        NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Quad/Graphics, Inc. will be held on Monday, May 16, 2011, at 10:00 A.M., Central Time, at our corporate offices located at N63 W23075 Highway 74, Sussex, Wisconsin 53089, for the following purposes:

          1.     To elect all eight directors to our Board of Directors, to hold office until the 2012 Annual Meeting of Shareholders and until their successors are duly elected and qualified.

          2.     To conduct an advisory vote to approve the compensation of our named executive officers as disclosed in the accompanying proxy statement.

          3.     To conduct an advisory vote on the frequency of the advisory shareholder vote on the compensation of our named executive officers.

          4.     To approve and ratify the Quad/Graphics, Inc. 2010 Omnibus Incentive Plan.

          5.     To consider and act upon such other business as may properly come before the meeting or any adjournment or postponement thereof.

        The close of business on March 18, 2011 has been fixed as the record date for the determination of shareholders entitled to notice of, and to vote at, the meeting and any adjournment or postponement thereof.

        A proxy for the meeting and a proxy statement are enclosed herewith.

By Order of the Board of Directors QUAD/GRAPHICS, INC.
Andrew R. Schiesl Vice President, General Counsel and Secretary

Sussex, Wisconsin
April 4, 2011

Important Notice Regarding the Availability of Proxy Materials for the
Shareholder Meeting To Be Held on May 16, 2011.

The Quad/Graphics, Inc. proxy statement for the 2011 Annual Meeting of Shareholders and the 2010 Annual Report to Shareholders are available at: www.qg.com/annualmeeting

YOUR VOTE IS IMPORTANT NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE. TO ASSURE YOUR REPRESENTATION AT THE MEETING, PLEASE DATE THE ENCLOSED PROXY, WHICH IS SOLICITED BY THE BOARD OF DIRECTORS, SIGN EXACTLY AS YOUR NAME APPEARS THEREON AND RETURN IMMEDIATELY.

QUAD/GRAPHICS, INC.
N63 W23075 Highway 74
Sussex, Wisconsin 53089

PROXY STATEMENT
For
ANNUAL MEETING OF SHAREHOLDERS
To Be Held May 16, 2011

        This proxy statement is being furnished to shareholders by the Board of Directors (sometimes referred to as the Board) of Quad/Graphics, Inc. (sometimes referred to as the Company, Quad/Graphics, we, our, us or similar terms), beginning on or about April 4, 2011. This proxy statement is being furnished in connection with a solicitation of proxies by the Board for use at the Annual Meeting of Shareholders to be held on Monday, May 16, 2011, at 10:00 A.M., Central Time, at the Company's corporate offices located at N63 W23075 Highway 74, Sussex, Wisconsin 53089, and all adjournments or postponements thereof (sometimes referred to as the Annual Meeting), for the purposes set forth in the attached Notice of Annual Meeting of Shareholders.

        Execution of a proxy given in response to this solicitation will not affect a shareholder's right to attend the Annual Meeting and to vote in person. Presence at the Annual Meeting of a shareholder who has signed a proxy does not in itself revoke a proxy. Any shareholder giving a proxy may revoke it at any time before it is exercised by giving notice thereof to the Company in writing or in open meeting.

        A proxy, in the enclosed form, which is properly executed, duly returned to the Company and not revoked, will be voted in accordance with the instructions contained in it. The shares represented by executed but unmarked proxies will be voted as follows:

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  FOR all eight persons nominated for election as directors referred to in this proxy statement;

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  FOR the advisory vote to approve the compensation of the individuals named in the Summary Compensation Table set forth below in this proxy statement (such group of individuals are sometimes referred to as our named executive officers);

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  FOR submitting the advisory vote on the compensation of our named executive officers to shareholders ONCE EVERY THREE YEARS;

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  FOR the approval and ratification of the Quad/Graphics, Inc. 2010 Omnibus Incentive Plan (sometimes referred to as the 2010 Plan); and

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  on such other business or matters which may properly come before the Annual Meeting in accordance with the best judgment of the persons named as proxies in the enclosed form of proxy.

        Other than the election of eight directors, the advisory vote to approve the compensation of our named executive officers, the advisory vote on the frequency of the advisory shareholder vote on the compensation of our named executive officers and the approval and ratification of the 2010 Plan, the Board has no knowledge of any matters to be presented for action by the shareholders at the Annual Meeting. An inspector of elections appointed by the Board will tabulate all votes at the Annual Meeting.

        Only holders of record of the Company's class A common stock, class B common stock and class C common stock (sometimes referred to collectively as the Common Stock) at the close of business on March 18, 2011 are entitled to vote at the Annual Meeting. On that date, the Company had outstanding and entitled to vote: (a) 32,718,069 shares of class A common stock, each of which is entitled to one vote per share, with an aggregate of 32,718,069 votes; (b) 14,198,464 shares of class B common stock, each of which is entitled to ten votes per share, with an aggregate of 141,984,640 votes; and (c) 245,353 shares of class C common stock, each of which is entitled to ten votes per share, with an aggregate of 2,453,530 votes.

ELECTION OF DIRECTORS

        The Board currently consists of eight directors. At the Annual Meeting, the shareholders will elect all eight directors to one-year terms—to hold office until the 2012 Annual Meeting of Shareholders and until their successors are duly elected and qualified. Unless shareholders otherwise specify, the shares represented by the proxies received will be voted in favor of the election as directors of the eight persons named as nominees in this proxy statement. The Board has no reason to believe that the listed nominees will be unable or unwilling to serve as directors if elected. However, in the event that any nominee should be unable to serve or for good cause will not serve, the shares represented by proxies received will be voted for another nominee selected by the Board.

        Each director will be elected by a plurality of the votes cast at the Annual Meeting, assuming a quorum is present. For this purpose, "plurality" means that the nominees receiving the largest number of votes will be elected as directors. Any shares not voted at the Annual Meeting, whether due to abstentions, broker non-votes or otherwise, will have no impact on the election of the directors. Shares of the Company's class A common stock, class B common stock and class C common stock vote together as a single class on the election of directors.

        The following sets forth certain information, as of February 28, 2011, about the Board's nominees for election at the Annual Meeting.

        J. Joel Quadracci, 42, has been a director of Quad/Graphics since 2003, its President since January 2005, its President and Chief Executive Officer since July 2006 and its Chairman, President and Chief Executive Officer since January 2010. Mr. Quadracci joined Quad/Graphics in 1991 and, prior to becoming President and Chief Executive Officer, served in various capacities, including Sales Manager, Regional Sales Strategy Director, Vice President of Print Sales, Senior Vice President of Sales & Administration and President and Chief Operating Officer. Mr. Quadracci also serves on the board of directors for the Direct Marketing Association and Wisconsin Manufacturers & Commerce, a trade organization. Mr. Quadracci received a Bachelor of Arts in Philosophy from Skidmore College in 1991. Mr. Quadracci is the son of Betty Ewens Quadracci, a director and employee of the Company, and the brother-in-law of Christopher B. Harned, a director of the Company. Quad/Graphics believes that Mr. Quadracci's experience in the printing industry and in leadership positions with the Company qualifies him for service as a director of the Company.

        Betty Ewens Quadracci, 72, has been a director of Quad/Graphics since 2002 and has held a variety of positions with the company or its subsidiaries since co-founding the company in 1971. Ms. Quadracci currently serves as President of QuadCreative, LLC, a graphic design firm, and as President and Publisher of Milwaukee Magazine, a monthly city magazine, both of which are wholly-owned subsidiaries of Quad/Graphics. She has held these positions since the Company formed QuadCreative, LLC in 1985 and acquired Milwaukee Magazine in 1984, respectively. Ms. Quadracci received a Bachelor's degree from Trinity College in Washington, D.C. in 1961 and attended the University of Fribourg in Fribourg, Switzerland. Ms. Quadracci is the mother of J. Joel Quadracci, the Company's chairman, president and chief executive officer, and the mother-in-law of Christopher B. Harned, a director of the Company. Quad/Graphics believes that Ms. Quadracci's demonstrated entrepreneurial skills in co-founding Quad/Graphics and her skills in the printing industry qualify her for service as a director of the Company.

        William J. Abraham, Jr., 63, has been a director of Quad/Graphics since 2003. He has been a partner with Foley & Lardner LLP, a law firm in Milwaukee, Wisconsin, since 1980, and was formerly Chairman of the firm's Business Law Department and a member of its Management Committee.

Mr. Abraham served as a director of Proliance International, Inc. from 1995 to 2010, and is currently a director of several private companies including The Vollrath Company, LLC; Park Bank; Lakeview Equity Partners, LLC; and Windway Capital Corp. Mr. Abraham received a Bachelor of Arts from the University of Illinois in 1969 and a Juris Doctor from the University of Michigan Law School in 1972. Quad/Graphics believes that Mr. Abraham's experience as a director of various companies and as a practicing attorney qualify him to serve as a director of the Company and a member of the Company's compensation committee.

        Mark A. Angelson, 60, has been a director of Quad/Graphics since the July 2010 acquisition of World Color Press Inc. (sometimes referred to as World Color Press). He served as chairman of World Color Press from July 2009 to July 2010, and as chairman and chief executive officer of World Color Press from September 2009 to July 2010. Prior to becoming World Color Press' chairman and chief executive officer, Mr. Angelson served as chairman of MidOcean Partners, a New York-based investment firm, from January 2008 until September 2009. Mr. Angelson also served as chief executive officer and a director of R.R. Donnelley & Sons Company, a provider of print and related services, from February 2004 through April 2007; as chief executive officer and a director of Moore Wallace Incorporated from May 2003 to February 2004; as chief executive officer and a director of Moore Corporation Limited from January 2003 to May 2003; and as lead independent director and non-executive chairman of the board of Moore Corporation Limited from November 2001 through December 2002. Prior to becoming associated with Moore Corporation Limited, Mr. Angelson served as deputy chairman of Chancery Lane Capital LLC, a private equity investment firm, from December 1999 through January 2002. Mr. Angelson also served in various capacities, including as Deputy Chairman, at Big Flower Press Holdings, Inc., later known as Vertis Holdings, Inc., from 1996 until 2001. Mr. Angelson graduated from Rutgers College, where he was elected to Phi Beta Kappa, in 1972 and from Rutgers Law School in 1975. Quad/Graphics believes that Mr. Angelson's career as an executive and director of various providers of print and related services, and the role he has played in transactions in the printing industry, qualify him for service as a director of the Company.

        Douglas P. Buth, 56, has been a director of Quad/Graphics since 2005. He retired as Chairman, Chief Executive Officer and President of Appleton Papers, Inc., a producer of carbonless, thermal, security paper and performance packaging products, and as Chief Executive Officer and President of Paperweight Development Corp., the parent company of Appleton Papers, Inc., in 2005. Prior to becoming Chief Executive Officer and President, Mr. Buth had served in a variety of roles at Appleton Papers, Inc., including positions in strategic planning, marketing and sales and as general manager and executive vice president. Mr. Buth is currently a member of the board of directors for Trek Bicycle Corporation, where he serves as chairman of the audit committee and a member of the compensation committee, Grange Mutual Insurance Company, where he serves as a member of the audit committee and chairman of the compensation committee, Integrity Mutual Insurance Company, where he serves as the chairman of the compensation committee, and Bradner Central Company, where he serves as a member of the audit and compensation committees. Mr. Buth received a Bachelor of Business Administration in Accounting from the University of Notre Dame in 1977. He qualified as a C.P.A. with PricewaterhouseCoopers LLP in 1979 and thereafter held a number of financial positions with Saks Fifth Avenue and BATUS Inc. Quad/Graphics believes that Mr. Buth's financial background as a C.P.A. and his experience as a leader of a publicly-traded company and on several boards of directors qualify him for service as a director of the Company.

        Christopher B. Harned, 47, has been a director of Quad/Graphics since 2005. He currently serves as a Partner, Managing Director and Head of the Consumer Products Group of The Cypress Group LLC, a New York City-based private equity firm. Prior to joining The Cypress Group LLC in 2001, Mr. Harned was a Managing Director and Global Head of Consumer Products M&A with Lehman Brothers, where he had worked for over 16 years. Mr. Harned is a member of the board of directors of North American Midway Entertainment, an outdoor entertainment business; bswift, an employee benefits software-as-a-service business; FreshPet, a pet food company; and Philadelphia Media Network, Inc., a newspaper and digital media business. Mr. Harned received a Bachelor's degree from Williams College in 1985. Mr. Harned is the brother-in-law of J. Joel Quadracci, the Company's chairman, president and chief executive officer, and the son-in-law of Betty Ewens Quadracci, a director and employee of the Company. Quad/Graphics believes that Mr. Harned's experience in the financial services industry and his leadership at several companies in various industries qualifies him to serve as a director of the Company.

        Thomas O. Ryder, 66, has been a director of Quad/Graphics since the July 2010 acquisition of World Color Press. He served as the lead independent director of World Color Press from September 2009 to July 2010. He has been a member of the board of directors of Amazon.com Inc. since November 2002 and of the board of directors of Starwood Hotels and Resorts Worldwide Inc. since April 2001. Mr. Ryder was Chairman of the Board and Chairman of the Audit Committee of Virgin Mobile USA, Inc. from October 2007 to November 2009. Prior to becoming World Color Press' lead independent director, Mr. Ryder served as Chairman of The Reader's Digest Association, Inc., a media and marketing company, from April 1998 to December 2006 and Chief Executive Officer of The Reader's Digest Association, Inc. from April 1998 to December 2005. Prior to joining The Reader's Digest Association, Inc., Mr. Ryder served in a number of executive roles at American Express, including as President of the American Express Publishing Company. In 1990, Mr. Ryder became President of Establishment Services Worldwide for American Express and subsequently ran American Express Travel Related Services Co. (International) Inc. Mr. Ryder is a former Chairman of the Magazine Publishers of America and a former board member of the Association of American Publishers and Direct Marketing Association. Mr. Ryder received a Bachelor of Arts from Louisiana State University in 1966. Quad/Graphics believes that Mr. Ryder's public company audit committee experience, and his career as an executive and director in the publishing industry, qualify him for service as a director of the Company.

        John S. Shiely, 58, has been a director of Quad/Graphics since 1996. He currently serves as Chairman Emeritus of Briggs & Stratton Corporation, a producer of air cooled gasoline engines for outdoor power equipment, served as Chairman until October 2010 and served as Chief Executive Officer until his retirement in December 2009. Prior to becoming Chief Executive Officer in 2001 and Chairman in 2003, Mr. Shiely had worked for Briggs & Stratton Corporation in various capacities, including Vice President and General Counsel, Executive Vice President—Administration and President, since joining the company in 1986. Mr. Shiely has served as a director of Marshall & Ilsley Corporation since 1999 and of The Scotts Miracle-Gro Company since 2007. Mr. Shiely received a Bachelor of Business Administration in Accounting from the University of Notre Dame, a Juris Doctor from Marquette University Law School, a Master of Management from the J. L. Kellogg Graduate School of Management at Northwestern University, and in 2010 studied corporate governance as a visiting scholar in the graduate program at Harvard Law School. Quad/Graphics believes that Mr. Shiely's career as an executive of a publicly-traded company, his experiences as a director of various publicly-traded companies and his education in accounting and law qualify him to serve as a director of the Company.

        THE BOARD RECOMMENDS THE FOREGOING NOMINEES FOR ELECTION AS DIRECTORS AND URGES EACH SHAREHOLDER TO VOTE "FOR" SUCH NOMINEES. SHARES OF COMMON STOCK REPRESENTED AT THE ANNUAL MEETING BY EXECUTED BUT UNMARKED PROXIES WILL BE VOTED "FOR" SUCH NOMINEES.

 CORPORATE GOVERNANCE

Corporate Governance Guidelines

        The Board has adopted corporate governance guidelines that, in conjunction with the Board committee charters, establish processes and procedures to help ensure effective and responsive governance by the Board. The corporate governance guidelines also establish the Company's policies on director orientation and continuing education, which include a mandatory orientation program for new directors, and provide that the Board will be assessed on an annual basis to determine whether it and its committees are functioning effectively. In addition, the Company's corporate governance guidelines provide that the Board have regularly scheduled meetings at which the non-employee directors meet in executive session without members of the Company's management being present. The non-employee directors may also meet without management present at such other times as they determine appropriate. The corporate governance guidelines also provide that members of the Company's senior executive management who are not members of the Board will participate in Board meetings to present information, make recommendations and be available for direct interaction with members of the Board. The corporate governance guidelines are available, free of charge, on the Company's website, www.qg.com. The information contained on the Company's website is not incorporated into, and does not form a part of, this proxy statement or any other Company report or document on file with or furnished to the Securities and Exchange Commission.

  Independence; NYSE Controlled Company Exemptions; Board Leadership Structure

        The Board has adopted standards to assist it in making determinations regarding whether the Company's directors are independent as that term is defined in the listing standards of the New York Stock Exchange (sometimes referred to as the NYSE). These standards are available, free of charge, on the Company's website, www.qg.com. Based on these standards, the Board determined that Messrs. Abraham, Angelson, Buth, Ryder and Shiely are independent as that term is defined in the listing standards of the NYSE and the director independence standards adopted by the Board, while Ms. Quadracci and Messrs. Quadracci and Harned are not deemed to be independent. In addition to the foregoing, with respect to Mr. Abraham, the Board also considered his relationship with Foley & Lardner LLP and the fees paid by the Company to such firm during the last three years (see "—Compensation Committee Interlocks and Insider Participation" below).

        Although a majority of the members of the Board are independent under the listing standards of the NYSE and the director independence standards adopted by the Board, the Company is eligible for an exemption from certain requirements of the NYSE relating to, among other things, the independence of directors. Since the Quad/Graphics Voting Trust (see "Stock Ownership of Management and Others—Quad/Graphics Voting Trust" later in this proxy statement) owns more than 50% of the total voting power of the Company's stock, the Company is considered a "controlled company" under the corporate governance listing standards of the NYSE. As a controlled company, the Company is eligible for the NYSE's exemption of controlled companies from the obligation to comply with certain of the NYSE's corporate governance requirements, including the requirements:

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  that a majority of the Board consist of independent directors, as defined under the rules of the NYSE;

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  that the Company have a corporate governance and nominating committee that is composed entirely of independent directors with a written charter addressing the committee's purpose and responsibilities; and

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  that the Company have a compensation committee that is composed entirely of independent directors with a written charter addressing the committee's purpose and responsibilities.

        The Company's bylaws and corporate governance guidelines provide the Board with the discretion to determine whether to combine or separate the positions of chairman of the board and chief executive officer. The Board currently believes it is in the best interests of the Company and its shareholders to combine these two roles because this provides the Company with unified leadership and direction and Mr. Quadracci is the person best qualified to serve as chairman given his history with the Company and his skills and knowledge within the industry in which the Company operates. Based on the fact that the Company is controlled by the Quadracci family through the Quad/Graphics Voting Trust, the Board does not believe it is necessary to have an independent lead director.

  Board's Role in the Oversight of Risk

        The full Board is responsible for the oversight of the Company's operational and strategic risk management process. The Board oversees a company-wide approach to risk management, carried out by management. The full Board determines the appropriate risk for the Company generally, assesses the specific risks we face and reviews the steps taken by management to manage those risks.

        While the full Board maintains the ultimate oversight responsibility for the risk management process, its committees oversee risk in certain specified areas. In particular, the Board relies on its audit committee to address significant financial risk exposures facing the Company and the steps management has taken to monitor, control and report such exposures, with appropriate reporting of these risks to be made to the full Board. The Board relies on its compensation committee to address significant risk exposures facing the Company with respect to compensation, with appropriate reporting of these risks to be made to the full Board. The Board's role in the Company's risk oversight has not affected the Board's leadership structure.

  Board Meetings

        The Board held eight meetings in 2010. During the period of the director's service in 2010, each of the directors attended at least 75% of the aggregate of the total number of meetings of the Board and those committees of the Board on which such director served. Directors are expected to attend the Company's Annual Meeting of Shareholders each year. At the 2010 Annual Meeting, all of the directors then serving were in attendance.

  Shareholder Communications with the Board

        Shareholders may communicate with the Board by writing to Quad/Graphics, Inc., Board of Directors (or, at the shareholder's option, to a specific director or to the non-management directors as a group), c/o Andrew R. Schiesl, Vice President, General Counsel and Secretary, Quad/Graphics, Inc., N63 W23075 Highway 74, Sussex, Wisconsin 53089-2827. Mr. Schiesl will ensure that the communication is delivered to the Board, the specified director or the specified group of directors, as the case may be.

  Board Committees

        The Board currently has standing audit, finance and compensation committees. Each committee is appointed by and reports to the Board. The Board has adopted, and may amend from time to time, a written charter for each of the audit, finance and compensation committees, which, among other things, sets forth the committee's responsibilities. The Company makes available on its website, www.qg.com, copies of each of these charters free of charge. Following the acquisition of World Color Press in July 2010, the Board also has one interim committee, the integration and consolidation committee. As a controlled company under the corporate governance listing standards of the NYSE, the Board is not required to, and does not have, a nominating committee.

  Audit Committee

        The audit committee of the Board currently consists of Messrs. Buth (chairman), Ryder and Shiely, each of whom is independent as defined by the rules of the Securities and Exchange Commission and the listing standards of the NYSE, as well as the director independence standards adopted by the Board. In addition, the Board has determined that each current member of the audit committee qualifies as an "audit committee financial expert" as defined by the rules of the Securities and Exchange Commission and meets the expertise requirements for audit committee members under the listing standards of the NYSE. Each member of the audit committee has served in senior positions with their respective organizations or have served as directors of public and private companies, which has afforded the member the opportunity to gain familiarity with financial matters relevant to Quad/Graphics.

        The principal functions performed by the audit committee include assisting and discharging certain responsibilities of the Board in overseeing the reliability of financial reporting, the effectiveness of internal control over financial reporting, the process for monitoring compliance with corporate codes of conduct, control of the internal auditors and audit functions and control and the independence of the external auditors and audit functions. Upon consummation of the acquisition of World Color Press in July 2010, the audit committee's charter was updated to include other duties, including direct responsibility for the appointment, compensation, retention and oversight of the independent auditors; review and discussion of the financial statements and management's discussion and analysis of financial condition and results of operations included in the Company's periodic filings; discussion with the Company's internal auditor about the audit plan and results of internal audits and initiation of such accounting principles, policies and practices, and reporting policies and practices as it may deem necessary or proper, the establishment of procedures for receiving "whistleblower" complaints; and establishing policies concerning the provision of non-audit services by the independent auditors. The audit committee held eight meetings in 2010.

  Finance Committee

        The finance committee of the Board presently consists of Mr. Harned (chairman), Ms. Quadracci and Mr. Buth. The principal functions performed by the finance committee are to provide assistance to, and discharge certain responsibilities of, the Board relating to the capital structure, means of financing, selection of lenders, cash flow modeling, interest rate sensitivity and similar matters so as to achieve the Company's long-range plans. Although the finance committee did not hold any separate meetings in 2010, management had a number of discussions on various financing matters with Mr. Harned as the Chair of the Finance Committee, which matters were then subsequently discussed with the full Board.

  Compensation Committee

        The compensation committee of the Board currently consists of Messrs. Shiely (chairman), Abraham and Buth and Ms. Quadracci. Messrs. Abraham, Shiely and Buth are independent as defined by the listing standards of the NYSE and the director independence standards adopted by the Board. The compensation committee held six meetings in 2010.

        In years prior to 2010 and during the first half of 2010, the principal functions of the compensation committee were to review and approve the annual salary, bonuses, equity-based incentives and other benefits, direct and indirect, of the Company's corporate officers; review and report on the compensation and human resources policies, programs and plans of the Company; administer the Company's stock option and other compensation plans; review and recommend to the Board chief executive officer compensation; and review and recommend to the Board director compensation to align directors' interests with the long-term interest of the Company's shareholders. Upon the consummation of the acquisition of World Color Press in July 2010, the compensation committee's charter was updated to include other duties, including determining and approving the Company's compensation philosophy; determining stock ownership guidelines for the Company's executive officers and directors and monitoring compliance with any such guidelines; on an annual basis, preparing a report regarding executive officer compensation for inclusion in the Company's annual proxy statement; and, on an annual basis, reviewing and evaluating the Company's policies and practices in compensating employees, including non-executive officers, as they relate to risk management practices and risk-taking incentives.

        The compensation committee also has authority to establish subcommittees and delegate authority to such subcommittees to accomplish the duties and responsibilities of the committee. The compensation committee has established a subcommittee consisting of Messrs. Shiely and Buth and delegated to it certain responsibilities of the Board and the compensation committee with respect to compensation that is intended to qualify as "performance-based compensation" within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended, and equity-based awards to and transactions with officers of the Company intended to be exempt from Section 16(b) of the Securities Exchange Act of 1934, as amended, and to perform other duties delegated from time to time by the Board or the compensation committee. Each of Messrs. Shiely and Buth meets the requirements to be considered an "outside director" within the meaning of Section 162(m) and a "non-employee director" within the meaning of Section 16.

        The executive officers' role in determining the amount or form of executive officer compensation is limited to assisting the compensation committee with its reviews of the Company's compensation and benefit arrangements and making recommendations to the compensation committee regarding the compensation of the executive officers (other than their own). Certain of our executive officers may attend meetings (other than executive sessions) of the compensation committee at which the committee considers the compensation of other executive officers.

        The compensation committee retained Meridian Compensation Partners, LLC (sometimes referred to as Meridian) in 2010 to serve as the compensation committee's independent compensation consultant and provide recommendations and advice on the Company's executive and director compensation programs and to benchmark the compensation provided to the executive officers and directors. The compensation committee instructed Meridian to benchmark the base salary, target bonus, target total cash, long-term incentive compensation and target net total compensation that we offered for certain executive positions. For purposes of the benchmarking analysis, the compensation committee and management selected a comparator group of 33 companies from a pool of 99 selected by Meridian on the basis of their similarity to the Company in revenue size, geographic location and industry sector. Meridian did not provide any services other than such recommendations and advice and benchmarking services to the Company during 2010. For more information regarding the role of the compensation consultant, please see the disclosure later in this proxy statement under the heading "Compensation of Executive Officers—Compensation Discussion and Analysis."

  Integration and Consolidation Committee

        The integration and consolidation committee of the Board consists of Messrs. Angelson (chairman) and Quadracci. The principal function performed by the integration and consolidation committee is to provide assistance to the Board in overseeing the implementation, and assessing the effectiveness, of the comprehensive integration program designed to combine the business, operations and organizational cultures of Quad/Graphics and World Color Press. This committee is expected to remain in existence until July 2012, unless extended. The integration and consolidation committee held four meetings in 2010.

  Nominations of Directors

        Pursuant to the direction of the Quad/Graphics Voting Trust, the Board will select nominees to become directors to fill vacancies or newly created directorships and nominate directors for election by the Company's shareholders at annual meetings of the shareholders. The Quad/Graphics Voting Trust will consider candidates recommended by the Company's shareholders to become nominees for election as directors. Shareholders who wish to propose nominees for election as directors must follow certain procedures contained in the Company's bylaws. In the case of nominees for election at an annual meeting, shareholders must send notice to the Secretary of the Company at the Company's principal offices on or before December 31 of the year immediately preceding such annual meeting (provided that if the date of the annual meeting is on or after May 1 in any year, notice must be received not later than the close of business on the day which is determined by adding to December 31 of the immediately preceding year the number of days on or after May 1 that the annual meeting takes place). The notice must contain certain information specified in the Company's bylaws, including certain information about the shareholder or shareholders bringing the nomination (including, among other things, the number and class of shares held by such shareholder(s)) as well as certain information about the nominee (including, among other things, a description of all arrangements or understandings between such shareholder and each nominee and any other person pursuant to which the nomination is to be made, and other information that would be required to be disclosed in solicitations of proxies for elections of directors pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended).

        In identifying and evaluating nominees for director, the Company seeks to ensure that the Board possesses, as a whole, certain core competencies. Each director candidate will be reviewed based upon the Board's current capabilities, any needs therein and the capabilities of the candidate. The selection process takes into account all appropriate factors, which may include, among other things, diversity, experience, personal integrity, skill set, the ability to act on behalf of shareholders and the candidate's personal and professional ethics, integrity, values and business judgment.

Policies and Procedures Governing Related Person Transactions

        The Board has adopted policies and procedures regarding related person transactions. For purposes of these policies and procedures:

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  A "related person" means any of the Company's directors, executive officers, nominees for director, any holder of 5% or more of any class of the Company's Common Stock or any of their immediate family members; and

  •
  A "related person transaction" generally is a transaction (including any indebtedness or a guarantee of indebtedness) in which the Company was or is to be a participant and the amount involved exceeds $120,000, and in which a related person had or will have a direct or indirect material interest.

        Each executive officer, director or nominee for director is required to disclose to the full Board certain information relating to related person transactions for review, approval or ratification by the Board. Disclosure to the Board should occur before, if possible, or as soon as practicable after the related person transaction is effected, but in any event as soon as practicable after the executive officer, director or nominee for director becomes aware of the related person transaction. The Board's decision whether or not to approve or ratify a related person transaction is to be made in light of the Board's determination as to whether the relationship is believed by the Board to serve the best interests of the Company and its shareholders and whether the relationship should be continued or eliminated. The Board may delegate some or all of its authority relating to related person transactions to the audit committee.

  Compensation Committee Interlocks and Insider Participation

        Ms. Quadracci, who serves on the compensation committee of the Board, is also employed by the Company as President of Quad/Creative and Publisher of Milwaukee Magazine. The employment agreement setting the terms of Ms. Quadracci's employment in these positions provided for an initial base salary of $155,000 per year (with the possibility of, but no requirement for, periodic increases), eligibility for annual cash performance bonuses, long-term incentive compensation and fringe benefits on a basis consistent with Quad/Graphics' executive officers and four weeks of vacation and personal use of Quad/Graphics' corporate aircraft. The employment agreement also provides for benefits on certain terminations of employment similar to the benefits provided by the Company's named executive officers' employment agreements described later in this proxy statement under "Compensation of Executive Officers—Potential Payments Upon Termination or Change of Control." Ms. Quadracci's compensation for 2010 in connection with her employment arrangement was $428,309, which included base salary, an annual incentive compensation award, the aggregate grant date fair value of options to purchase the Company's class A common stock granted to her in 2010, the aggregate incremental cost to the Company of Ms. Quadracci's personal use of the corporate aircraft (includes fuel, repairs, landing fees, incremental pilot expenses, catering and hangar/parking attributable to personal use), a car allowance, 401(k) matching contributions, executive medical benefits, reimbursement of tax preparation expenses, a portion of the salary paid to a Company employee attributable to time spent on personal business for Ms. Quadracci and imputed income from an interest-free loan under the Quad/Graphics Voting Trust purchase plan described under "—Certain Other Relationships and Related Person Transactions."

        Ms. Quadracci received a payment of $2,280,000 in 2010 under a salary continuation death benefit provided by Quad/Graphics to her late husband, Harry V. Quadracci.

        Ms. Quadracci received various services from the Company or its affiliates during 2010 that included maintenance of the interior and exterior of her personal residences and catering services, for which Ms. Quadracci fully reimbursed the Company or its affiliates. Ms. Quadracci's payments to the Company or its affiliates in reimbursement for these services during 2010 totaled $254,416.

        Mr. Abraham, who serves on the compensation committee of the Board, is also a partner with the law firm Foley & Lardner LLP. The Company retains Foley & Lardner LLP to perform legal services from time to time and paid Foley & Lardner LLP $5,948,645 in legal fees during 2010.

Certain Other Relationships and Related Person Transactions

        In addition to the related person transactions described under "—Compensation Committee Interlocks and Insider Participation" above, the following is a description of transactions since January 1, 2010 to which the Company has been a party, in which the amount involved in the transaction exceeded or will exceed $120,000, and in which any of the Company's directors, executive officers or beneficial holders of more than 5% of the Common Stock had or will have a direct or indirect material interest.

        J. Joel Quadracci, the chairman, president and chief executive officer and a significant shareholder of the Company, received various services from the Company or its affiliates during 2010 that included maintenance of the interior and exterior of his personal residences and catering services, for which Mr. Quadracci fully reimbursed the Company or its affiliates. Mr. Quadracci's payments to the Company or its affiliates in reimbursement for these services during 2010 totaled $137,271.

        Christopher B. Harned, a director of the Company, and Elizabeth Quadracci Harned, Mr. Harned's wife, Betty Ewens Quadracci's daughter and J. Joel Quadracci's sister, received various services from the Company or its affiliates during 2010 that included use of the corporate aircraft, maintenance of the interior and exterior of their personal residences and catering services, for which

Mr. Harned and Ms. Quadracci Harned fully reimbursed the Company or its affiliates. Their payments to the Company or its affiliates in reimbursement for these services during 2010 totaled $131,382.

        From January 1, 2005 to July 1, 2010, the Company was treated as an S corporation for Federal and state income tax purposes. In connection therewith, the Company and its then shareholders entered into an agreement pursuant to which each shareholder was required to include on the shareholder's return their pro rata share of Quad/Graphics' income, gain, loss and deductions and to pay the income taxes resulting from such inclusion. Per the agreement, the Company was obligated to make tax distributions to each shareholder equal to the amount of such income taxes, subject to certain assumptions, qualifications and exceptions. Each of the Company's executive officers and directors who were shareholders of Quad/Graphics during the S corporation periods received their pro rata portion of such tax distributions, as did all other Company shareholders during those periods. Simultaneously with the consummation of the acquisition of World Color Press on July 2, 2010, the Company's S corporation election was terminated. As a result, tax distributions are no longer required to be made to the Company's shareholders. However, the Company still has a contractual obligation to continue to make payments to the shareholders of record during the S corporation periods in an amount sufficient to pay the taxes arising from their pro rata share of Quad/Graphics' income for such periods, including any adjustments to Quad/Graphics' income for such prior periods due to tax audits or otherwise.

        From 1988 to 1992, Quad/Graphics maintained a voting trust purchase plan for certain directors and officers to allow them to increase their ownership in the Company. Under the plan, the Company offered its officers and directors who were beneficiaries of the Quad/Graphics Voting Trust at the time an interest free loan to be used to purchase shares of the Company's common stock, to be secured by the purchased shares. Interest on these loans is imputed monthly to the borrower as required by the Internal Revenue Code of 1986, as amended. Repayment of the loans is required upon the earliest of: (i) 5 years after the borrower's employment or service termination, (ii) the sale of the purchased shares and (iii) the borrower's death. Betty Ewens Quadracci and John C. Fowler participated in the voting trust purchase plan and had loans outstanding as of December 31, 2010 in the amount of $216,781 and $216,778, respectively.

        Elizabeth Fowler, Mr. Fowler's daughter, is employed by the Company as a sales manager. Her total compensation for 2010 was $133,750, consisting of base salary and bonus.

        Dan Frankowski, a brother of Thomas J. Frankowski, an executive officer of the Company, is employed by the Company as a plant director. His base salary and bonus for 2010 was $205,417 and his other compensation for 2010 was $102,550, consisting of the grant date fair value of equity awards and a car allowance.

 AUDIT COMMITTEE REPORT

        In accordance with its written charter adopted by the Board, the audit committee assists the Board in fulfilling its oversight responsibilities with respect to the reliability of financial reporting, the effectiveness of internal control over financial reporting, the process for monitoring compliance with corporate codes of conduct, control of the internal auditors and audit functions and control over the independence and qualifications of the external auditors and audit functions.

        In fulfilling its responsibilities, the audit committee reviewed and discussed the audited financial statements for the year ended December 31, 2010 with the Company's management and Deloitte & Touche LLP. The audit committee also discussed with Deloitte & Touche LLP, the independent public accounting firm for Quad/Graphics, the matters required to be discussed by AU Section 380 of the Public Company Accounting Oversight Board, Communication With Audit Committees, and Rule 2-07 of Regulation S-X. In addition, Deloitte & Touche LLP provided to the audit committee the written disclosures and letter required by Public Company Accounting Oversight Board Ethics and Independence Rule 3526, Communication with Audit Committees Concerning Independence, and the audit committee discussed with Deloitte & Touche LLP its independence.

        The audit committee also discussed with the Company's internal auditors the overall scope and plans for its audit. The audit committee met periodically with the internal auditors to discuss the results of their examinations and their evaluation of the Company's internal controls. The audit committee also periodically met and discussed with management and Deloitte & Touche LLP, with and without management present, such other matters as it deemed appropriate.

        Based on the foregoing review and discussions, and relying thereon, the audit committee recommended to the Board that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2010 to be filed with the Securities and Exchange Commission.

        This report shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, and shall not otherwise be deemed filed under such Acts.

AUDIT COMMITTEE

Douglas P. Buth, Chairperson
John S. Shiely
Thomas O. Ryder

 STOCK OWNERSHIP OF MANAGEMENT AND OTHERS

        The following table sets forth certain information regarding the beneficial ownership of the Company's class A common stock, class B common stock and class C common stock as of March 18, 2011 by: (1) each director and director nominee; (2) each of the executive officers named in the Summary Compensation Table; (3) all of the directors, director nominees and executive officers (including the executive officers named in the Summary Compensation Table) as a group; and (4) each person or entity known to us to be the beneficial owner of more than 5% of any class of the Common Stock. Except as otherwise indicated in the footnotes, each of the holders listed below has sole voting and investment power over the shares beneficially owned. The footnotes also indicate instances in which the same shares are reported as held by two or more holders. For example, the 6,141,104 shares of class A common stock reported as held by Marshall & Ilsley Corporation and Marshall & Ilsley Trust Company include 6,025,455 shares of class A common stock also reported as held in the Quad/Graphics Employee Stock Ownership Plan (sometimes referred to as the Quad/Graphics ESOP). As of March 18, 2011, there were 32,718,069 shares of class A common stock, 14,198,464 shares of class B common stock and 245,353 shares of class C common stock outstanding.

	Shares Beneficially Owned
	Class A Common Stock			Class B Common Stock(1)		Class C Common Stock(1)
Name of Beneficial Owners	Shares		%	Shares	%	Shares		%
Directors and Executive Officers
J. Joel Quadracci(2)	319,647		*	229,058	1.61%	—		—
John C. Fowler(3)	566,831		1.72%	497,856	3.51%	3,385		1.38%
Thomas J. Frankowski(4)	94,262		*	—	—	709		*
David A. Blais(5)	79,307		*	—	—	57		*
Brian Freschi	3,317		*	—	—	—		—
Betty Ewens Quadracci(6)	888,702		2.72%	613,386	4.32%	924		*
William J. Abraham, Jr.(7)	21,451		*	—	—	—		—
Mark A. Angelson	2,284		*	—	—	—		—
Douglas P. Buth(8)	13,951		*	—	—	—		—
Christopher B. Harned(9)	70,051		*	105,800	*	—		—
Thomas O. Ryder	2,284		*	—	—	—		—
John S. Shiely(7)	29,451		*	—	—	—		—
All directors, nominees and executive officers as a group (20 persons)(10)	2,100,714		6.29%	948,244	6.68%	5,114		2.08%
Other Holders
Quad/Graphics Voting Trust(11)	10,046		*	11,124,576	78.35%	—		—
Quad/Graphics ESOP(12)	6,025,455		18.42%	—	—	245,353		100%
Marshall & Ilsley Corporation and Marshall & Ilsley Trust Company(13)	6,141,104	(14)	18.77%	—	—	245,353	(15)	100%
Harry V. Quadracci 1998 Trust(16)	—		—	1,310,153	9.23%	—		—
Angelo, Gordon & Co., L.P.(17)	2,735,844		8.36%	—	—
Centerbridge; Messrs. Gallogly and Aronson(18)	1,780,622		5.44%	—	—	—		—

*
Denotes less than 1%

(1)
Each share of class B common stock and each share of class C common stock is convertible at any time into one share of class A common stock.

(2)
Includes 139,881 shares of class A common stock that may be purchased upon the exercise of vested stock options within 60 days of March 18, 2011, 96,256 shares of class A common stock and 105,652 shares of class B common stock held by a trust of which Mr. Quadracci is co-trustee and a beneficiary, and 9,025 shares of class B common stock held by trusts of which he is the trustee or co-trustee and a potential beneficiary. Does not include shares that have been deposited into various trusts, including the Quad/Graphics Voting Trust, for the benefit or potential benefit of Mr. Quadracci, over which Mr. Quadracci has no investment or voting control and no right to obtain such control within 60 days of March 18, 2011. Does not include shares that are held by trusts, including the Quad/Graphics Voting Trust, of which Mr. Quadracci is one of three or more trustees since, as one of multiple trustees who must act by majority vote, Mr. Quadracci does not have voting or investment control over such shares. Includes 47,925 shares of class A common stock and 102,785 shares of class B common stock currently pledged as security.

(3)
Includes 260,850 shares of class A common stock that may be purchased upon the exercise of vested stock options within 60 days of March 18, 2011, 96,256 shares of class A common stock and 103,900 shares of class B common stock held by a trust reported in note (2) above of which Mr. Fowler is co-trustee but not a beneficiary, 17,471 shares of class A common stock and 51,614 shares of class B common stock held by a trust reported in note (6) below of which Mr. Fowler is co-trustee but not a beneficiary, and 342,342 shares of class B common stock held by grantor retained annuity trusts (sometimes referred to as GRATs) established, and reported in note (6) below, by Ms. Quadracci of which Mr. Fowler is the trustee but not a beneficiary. Also includes 60,852 shares of class A common stock currently pledged as security. Does not include shares that are held by trusts of which Mr. Fowler is one of three or more trustees since, as one of multiple trustees who must act by majority vote, Mr. Fowler does not have voting or investment control over such shares.

(4)
Includes 46,508 shares of class A common stock that may be purchased upon the exercise of vested stock options within 60 days of March 18, 2011.

(5)
Includes 56,915 shares of class A common stock that may be purchased upon the exercise of vested stock options within 60 days of March 18, 2011. Does not include shares that are held by the Quad/Graphics Voting Trust, of which Mr. Blais is one of four trustees since, as one of multiple trustees who must act by majority vote, Mr. Blais does not have voting or investment control over such shares. Includes 4,725 shares of class A common stock currently pledged as security.

(6)
Includes 5,500 shares of class A common stock that may be purchased upon the exercise of vested stock options within 60 days of March 18, 2011, 59,327 shares of class A common stock held by trusts of which Ms. Quadracci is the sole trustee but not a beneficiary, 1,424 shares of class A common stock held by a trust of which Ms. Quadracci is co-trustee but not a beneficiary, and 198,611 shares of class A common stock and 482,792 shares of class B common stock held by GRATs established by Ms. Quadracci. Does not include shares that have been deposited into various trusts, including the Quad/Graphics Voting Trust, for the benefit or potential benefit of Ms. Quadracci, over which Ms. Quadracci has no investment or voting control and no right to obtain such control within 60 days of March 18, 2011. Does not include shares that are held by trusts, including the Quad/Graphics Voting Trust, of which Ms. Quadracci is one of three or more trustees since, as one of multiple trustees who must act by majority vote, Ms. Quadracci does not have voting or investment control over such shares.

(7)
Includes 16,667 shares of class A common stock that may be purchased upon the exercise of vested stock options within 60 days of March 18, 2011.

(8)
Includes 11,667 shares of class A common stock that may be purchased upon the exercise of vested stock options within 60 days of March 18, 2011.

(9)
Includes 11,667 shares of class A common stock that may be purchased upon the exercise of vested stock options within 60 days of March 18, 2011, 36,573 shares of class A common stock and 104,077 shares of class B common stock held by his spouse, and 1,723 shares of class B common stock held by a trust of which Mr. Harned is co-trustee. Does not include shares that are held by trusts of which Mr. Harned is one of three or more trustees since, as one of multiple trustees who must act by majority vote, Mr. Harned does not have voting or investment control over such shares. Includes 34,721 shares of class A common stock and 79,612 shares of class B common stock currently pledged as security.

(10)
Includes 669,780 shares of class A common stock that may be purchased upon the exercise of vested stock options within 60 days of March 18, 2011.

(11)
Some of the shares of class A common stock and class B common stock owned by the Quadracci family members have been deposited into the Quad/Graphics Voting Trust, pursuant to which the four trustees thereof (currently J. Joel Quadracci, Betty Ewens Quadracci, Elizabeth Quadracci Harned and David Blais), acting by majority action, have shared voting power and shared investment power over all such shares. The terms of the Quad/Graphics Voting Trust are more particularly described below under "—Quad/Graphics Voting Trust." The address of the Quad/Graphics Voting Trust is N63 W23075 Highway 74, Sussex, Wisconsin 53089.

(12)
The custodian of the Quad/Graphics ESOP is Marshall & Ilsley Trust Company N.A. (sometimes referred to as M&I Trust) and its address is 111 E. Kilbourn Ave., Suite 200, Milwaukee, Wisconsin 53202.

(13)
The number of shares owned set forth in the table is as of or about December 31, 2010 as reported by Marshall & Ilsley Corporation (sometimes referred to as M&I) and its wholly owned subsidiary, M&I Trust, in its Schedule 13G filed with the Securities and Exchange Commission. M&I Trust is the custodian of the Quad/Graphics ESOP and, therefore, both M&I and M&I Trust specifically disclaim beneficial ownership of the shares of class A and class C common stock held by the Quad/Graphics ESOP. The address for M&I is 770 N. Water Street, Milwaukee, Wisconsin 53202 and the address for M&I Trust is 111 E. Kilbourn Ave., Suite 200, Milwaukee, Wisconsin 53202. M&I and M&I Trust report sole voting and dispositive power with respect to 115,649 of the shares of class A common stock.

(14)
Includes the 6,025,455 shares of class A common stock held in the Quad/Graphics ESOP.

(15)
Consists solely of the 245,353 shares of class C common stock held in the Quad/Graphics ESOP.

(16)
Does not include shares that have been deposited into the Quad/Graphics Voting Trust for the benefit or potential benefit of the Harry V. Quadracci 1998 Trust, over which the Harry V. Quadracci 1998 Trust has no investment or voting control and no right to obtain such control within 60 days of March 18, 2011. The address of the Harry V. Quadracci 1998 Trust is N63 W23075 Highway 74, Sussex, Wisconsin 53089.

(17)
The number of shares owned set forth in the table is as of or about December 31, 2010 as reported by Angelo, Gordon & Co., L.P. and John M. Angelo and Michael L. Gordon (sometimes referred to collectively as Angelo Gordon) in its Schedule 13G filed with the Securities and Exchange Commission. The address for this shareholder is 245 Park Avenue, 26th Floor, New York, New York 10167.

(18)
The number of shares owned set forth in the table is as of or about December 31, 2010 as reported by Mark T. Gallogly, Jeffrey Aronson and eleven Centerbridge entities, including Centerbridge Credit Partners Master, L.P. (sometimes referred to collectively as Centerbridge), in its Schedule 13G filed with the Securities and Exchange Commission. The address for this shareholder is 375 Park Avenue, 12th Floor, New York, New York 10152. Centerbridge reports shared voting and dispositive power with respect to all of these shares.

Quad/Graphics Voting Trust

        To help ensure the continuity and stability of the management of Quad/Graphics, various members of the Quadracci family, including certain affiliated entities, entered into a voting trust agreement in September 1982, which has been subsequently amended. Pursuant to the voting trust agreement, as amended, certain shares of Quad/Graphics Common Stock held by such individuals and entities have been deposited into the Quad/Graphics Voting Trust.

        Under the Quad/Graphics Voting Trust, the four trustees (currently J. Joel Quadracci, Betty Ewens Quadracci , Elizabeth Quadracci Harned and David Blais) are vested with the full legal title to all Common Stock and any other securities of the Company that have been deposited thereunder, with all rights and power of the owner and holder of the stock of whatever nature necessary to enable the trustees to exercise the powers vested in them under the agreement. These rights include the shared right to vote the shares (subject to certain exceptions noted below), the right to become parties to or prosecute or intervene in any legal or administrative proceedings affecting the stock, the Company or the powers, duties and obligations of the trustee, the right to transfer the stock into their names as trustee or into the name of other nominees, the right to enter into shareholder agreements and the right to exercise all rights and preferences of the stock. Except as otherwise provided in the voting trust agreement, the trustees act by majority vote (or unanimous vote if there are only two trustees).

        The Quad/Graphics Voting Trust provides that the trustees shall exercise their judgment to select suitable directors of the Company and to vote on such other matters that may come before them at shareholder meetings. Without approval of the beneficiaries holding trust certificates representing two-thirds of the stock held under the Quad/Graphics Voting Trust, however, the trustees do not have the power to vote the stock in favor of the merger or consolidation of the Company, the sale or exchange of all, or substantially all, of the voting securities of the Company, the sale, lease or exchange of all, or substantially all, of the property and assets of the Company, the total or partial liquidation of the Company, the dissolution of the Company, any act that is likely to lead to a public offering, any issuance of Company securities if it would result in the stock held by the trustees not having the power to elect a majority of the Company's board of directors or any amendment to the Company's amended and restated articles of incorporation that would diminish the rights reserved to the trust beneficiaries.

        The deposited shares may be withdrawn from the Quad/Graphics Voting Trust by a beneficiary prior to the expiration or termination of the Quad/Graphics Voting Trust only if there is an amendment to the voting trust agreement that is determined to materially adversely affect that particular beneficiary or a particular group of beneficiaries and if the trustees allow such withdrawal. Notwithstanding the foregoing, certain de minimis withdrawals from the Quad/Graphics Voting Trust are permitted and the trustees may, by unanimous vote, permit stock to be withdrawn, but, subject to certain exceptions, the withdrawn stock will be converted into, or exchanged for, class A common stock.

        The Quad/Graphics Voting Trust is perpetual. Notwithstanding the foregoing, the voting trust agreement may be terminated by the unanimous vote of the trustees and a two-thirds vote of beneficiaries. The voting trust agreement automatically terminates when none of the stock held by the trustees under the agreement possess voting rights, upon the sale, dissolution or liquidation of the Company, upon the sale of substantially all of its assets, or upon a merger, reorganization, combination or exchange of stock involving the Company that results in the securities under the voting trust agreement constituting less than ten percent of the votes entitled to be cast in an election of directors of the surviving or successor entity.

 COMPENSATION OF EXECUTIVE OFFICERS

Compensation Discussion and Analysis

        This compensation discussion and analysis relates to the material elements of compensation awarded to, earned by, or paid to the individuals listed in the Summary Compensation Table, sometimes referred to as our NEOs, for 2010. This compensation discussion and analysis also discusses events that took place prior or subsequent to 2010 to the extent they are material to understanding 2010 compensation.

  Executive Summary

        On July 2, 2010, we completed the acquisition of World Color Press Inc., sometimes referred to as World Color Press, which was a provider of comprehensive print, digital and related services to retailers, catalogers, publishers, branded-goods companies and other businesses in North America and Latin American countries. In conjunction with the acquisition of World Color Press, we registered our class A common stock with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, or the Exchange Act, and listed it on the NYSE under the symbol "QUAD".

        In connection with these events, our compensation committee took several actions in 2010 relative to the compensation programs for our executive officers, including the following:

  •
  Engaged Meridian (formerly a unit of Hewitt Associates), which is a nationally-recognized compensation consulting firm, to serve as the committee's independent compensation consultant and provide recommendations and advice on our executive and director compensation programs and to benchmark the compensation provided to our executive officers and directors. Meridian is an executive compensation consultancy and does not provide any services unrelated to executive compensation and associated governance.

  •
  Reviewed the elements of our executive compensation program to ensure that we offer compensation programs consistent with the larger, more complex global company that we became as a result of the acquisition of World Color Press and that are competitive with the programs offered by our peer companies.

  •
  Reviewed and updated our compensation philosophy to ensure it appropriately reflects our current objectives, our increased size and our status as a publicly-traded company.

  •
  Adopted a new equity incentive plan, our 2010 Omnibus Incentive Plan, which was approved by our shareholders and took effect upon the consummation of the acquisition of World Color Press.

  •
  Amended the charter of the compensation committee charter to reflect our compliance with the rules and guidelines of the NYSE (or applicable exemptions), the Exchange Act and the Sarbanes Oxley Act of 2002, as amended.

  •
  Implemented a cash incentive program called the Synergy Rewards Program, or SRP, for certain of our executive officers and other employees to provide incentives and rewards for accomplishing certain synergy-related objectives in connection with our integration of World Color Press following the acquisition of World Color Press.

  •
  Reviewed the performance of our chairman and chief executive officer and determined his total compensation.

  •
  Reviewed the performance of our other executive officers, including our NEOs, and other key employees with assistance from senior management and determined the structure of annual cash incentive awards for 2010.

  •
  Approved our long-term incentive awards that took effect in 2011.

  •
  Established stock ownership guidelines for our directors and executive officers, including our NEOs.

  Overview of our Executive Compensation Philosophy and Design

        We believe that a skilled, experienced and dedicated senior management team is essential to our future success as a company and to building shareholder value. Through the review of our compensation philosophy conducted in connection with the acquisition of World Color Press and becoming a publicly-traded company, we identified three principal ideas that have guided our decisions concerning the future structure of our executive compensation programs, which are as follows:

  •
  To encourage executives to "think like an owner"—through our compensation programs, we seek to align the interests, perspectives and decision-making of our executive officers with the interests of our shareholders, which have been primarily long-term value creation balanced against risk.

  •
  To continue to attract and retain top talent as our business becomes more complex as a result of our operational growth beyond our core print operations, our geographical expansion to include more international operations and our organizational growth as a result of acquisitions.

  •
  To drive share value by encouraging individual behaviors that we believe contribute to our overall corporate performance.

        In light of these ideas, in establishing our compensation policies and practices for our NEOs, our compensation committee seeks to reward our NEOs for achieving performance goals and creating value for our shareholders, for loyalty to our company and for individual actions that the committee believes are productive in the context of our corporate objectives.

        These ideas led us to make two significant changes in 2010 relative to how we intend to structure our compensation programs in the future:

  •
  We intend to grant future equity awards in the form of restricted shares to more individuals on a periodic basis to enhance retention.

  •
  We intend to grant the majority of future equity awards to our senior management in the form of stock options (2/3), but also to grant a portion in the form of restricted shares (1/3), to help focus our executive officers on building shareholder value while advancing our retention goals and replacing some of the value formerly provided in the form of discounted stock options.

  Setting Executive Compensation

        Our board of directors, the compensation committee and our senior management each play a role in setting the compensation of our NEOs. Our board of directors appoints the members of the compensation committee and delegates to the committee the direct responsibility for overseeing the design and administration of our executive compensation programs. The compensation committee is currently comprised of John S. Shiely (chairman), Douglas P. Buth, Betty Ewens Quadracci and William J. Abraham, Jr.

        The compensation committee has primary responsibility for providing assistance to, and discharging certain responsibilities of, our board of directors, including, among others, the following:

  •
  Determining and approving our compensation philosophy;

  •
  Reviewing, monitoring, administering and establishing (or, in the case of our chief executive officer, recommending to our board of directors) the annual salary, bonuses and other compensation and benefits of our executive officers;

  •
  Establishing incentive compensation plans for our executive officers;

  •
  Reviewing and approving (or, in the case of our chief executive officers, recommending to our board of directors) corporate and other objectives relevant to the compensation of our executive officers;

  •
  Evaluating the performance of our executive officers in light of such objectives and determining and approving (or, in the case of our chief executive officer, recommending to our board of directors) our executive officers' compensation levels based on this evaluation;

  •
  Reviewing and approving (or, in the case of our chief executive officer, recommending to our board of directors) the terms of employment and other material agreements between us and our executive officers;

  •
  Approving or making recommendations to our board of directors on compensation and human resources policies, programs and plans, including management development and succession plans and our incentive plans;

  •
  Determining stock ownership guidelines for our executive officers and directors and monitoring compliance with such guidelines; and

  •
  Reviewing and making recommendations to our board of directors concerning director compensation.

        Our compensation committee also has responsibility for, on an annual basis, preparing a report regarding executive officer compensation for inclusion in our annual proxy statement and reviewing and evaluating our policies and practices in compensating employees, including non-executive officers, as they relate to risk management practices and risk-taking incentives. The compensation committee also has authority to establish subcommittees and delegate authority to such subcommittees to accomplish the duties and responsibilities of the committee.

        The compensation committee, with the assistance of our senior management, annually reviews and determines our compensation levels, and periodically reviews our broader compensation and benefit arrangements, with the objective of ensuring that our overall executive compensation and benefits programs are competitive and otherwise consistent with our compensation philosophy. Our senior management makes recommendations to the compensation committee regarding the compensation of the executive officers (other than their own) and may attend meetings of the compensation committee at which the committee considers the compensation of other executives.

  Elements of Compensation

        Our compensation program for our NEOs consists of the following elements:

  •
  Base Salary.  We pay our NEOs base salary to compensate them for services rendered and to provide them with a steady source of income for living expenses throughout the year.

  •
  Annual Cash Incentive Compensation.  Our executive officers are eligible for annual cash incentive awards under the company's incentive compensation program. Please note that, while annual cash incentive awards may be referred to as "bonuses" in this discussion, the award amounts are reported in the Summary Compensation Table under the column titled "Non-Equity Incentive Plan Compensation" pursuant to the SEC's regulations.

  The committee intends for our incentive compensation program to provide an incentive to meet and exceed current and future financial performance. Within the overall context of our pay philosophy and culture, the program:

    •
    Provides competitive levels of total cash compensation;

    •
    Aligns pay with organizational and individual performance; and

    •
    Focuses executive attention on key business metrics.

  •
  Long-Term Incentive Compensation.  In 2010 and in prior years, we provided the opportunity for our NEOs to earn long-term incentive awards under our 1999 Nonqualified Stock Option Plan. During 2010, we adopted, and our shareholders approved, our 2010 Omnibus Incentive Plan, under which we provide the opportunity for our NEOs to earn long-term incentive awards. The compensation committee believes that long-term incentive awards enhance the alignment of the interests of our NEOs and the interests of our shareholders and provide our NEOs with incentives to remain in our employment. For these reasons, in 2010, as in previous years, we provided a significant component of our NEOs' compensation through means of long-term incentive awards.

  We have generally granted long-term incentive awards in the form of options to purchase shares of our class A common stock, which are not initially exercisable. The options generally vest and become exercisable over time, contingent on the executive's continued employment. We have used time-vesting options as our primary source of long-term incentive compensation to our NEOs because the compensation committee and management believe that stock options with vesting requirements:

    1.
    Align the interests of our NEOs with the interests of our shareholders by linking their compensation with the increase in value of our common stock over time;

    2.
    Conserve our cash resources for use in growing our business; and

    3.
    Facilitate retention.

  Beginning in 2011, to further strengthen alignment with shareholders, facilitate retention and provide a total compensation package consistent with prevailing market practice, we also granted restricted stock to our NEOs. Restricted stock awards are full-value shares that vest with the passage of time. For our 2011 long-term incentive awards, restricted stock comprised one-third of the total grant date fair value of the long-term incentive compensation that we granted to our NEOs.

  •
  Bonuses in Connection with the Acquisition of World Color Press.  To address the special circumstances and events that took place with respect to our company in 2010 relative to the acquisition of World Color Press, we took two bonus-related actions in 2010 that involved our NEOs. To acknowledge the exceptional efforts of Messrs. Quadracci, Fowler, Frankowski and Blais in connection with the completion of the acquisition of World Color Press, and consistent with bonuses awarded to a limited number of other employees involved with the transaction earlier in the year, our board of directors, in the case of Mr. Quadracci, and the compensation committee, in the case of Messrs. Fowler, Frankowski and Blais, approved special one-time bonus payments of $200,000 to each of them. In connection with Mr. Freschi joining our company following the acquisition of World Color Press and to acknowledge his expected future contributions to our company, we paid Mr. Freschi a retention bonus of $250,000 as promised to him by World Color Press prior to the acquisition.

  •
  Synergy Rewards Program (SRP).  Effective upon the completion of the acquisition of World Color Press our board of directors adopted an integration bonus plan called the Synergy

    Rewards Program for 64 of our employees, including our NEOs (with the ability to include additional employees under the program), who are expected to be instrumental in, and devote a significant amount of their time to, achieving synergies related to the acquisition. Our board of directors adopted the Synergy Rewards Program to ensure that a portion of the participants' compensation would be tied directly to the achievement of our synergy objectives. Participants in the Synergy Rewards Program will be eligible to receive a cash award to be paid on or before March 15, 2013, contingent on our achievement and maintenance of specified synergy savings levels relating to the acquisition of World Color Press ranging from approximately 78% to approximately 144% of previously disclosed potential pre-tax annualized synergies relating to the acquisition of World Color Press. The Synergy Rewards Program also will take into account costs to achieve synergies through adjustments by the compensation committee to the award amounts.

  •
  Retirement and Other Benefits.  To provide a competitive compensation package to our employees, including our NEOs, we sponsor pension and welfare benefit plans, some of which are broadly available to all of our full-time employees in the United States and some of which include enhanced benefits for executives. In addition, we provide certain limited perquisites to our NEOs. These benefits, as they relate to our NEOs, are discussed and analyzed more extensively below under "Determining the Amount of Each Element of Compensation—Retirement and Other Benefits."

  Determining the Amount of Each Element of Compensation

        2010 Compensation Prior to the Consummation of the Arrangement.    In determining the amount of the base salary, annual cash incentive compensation and long-term incentive compensation to offer each of our NEOs in 2010 before the consummation of the acquisition of World Color Press the compensation committee focused on five general guidelines similar to those used in prior years:

  •
  Base salary should generally be set at approximately the median level offered for similar positions by companies in our 2009 comparable company group (which is defined and discussed below), adjusted upward or downward by up to 20% based on the compensation committee's views on the individual NEO's experience and performance, its desire to maintain internal pay equity and its belief (discussed further below) that the benchmarking data undervalue certain executive positions relative to their importance to our company.

  •
  Annual cash incentive compensation targets should generally be set above the median level offered for similar positions by companies in our 2009 comparable company group, with adjustments based on considerations similar to those outlined above for base salary.

  •
  Long-term incentive compensation target levels should generally be set somewhat below the median level offered for similar positions by companies in our 2009 comparable company group. For 2010, we increased these target levels of equity incentive compensation by up to 50% for our NEOs to assist in retention in light of the decision not to pay any annual cash incentive compensation for 2009 and to provide incentive to complete the then-contemplated acquisition of World Color Press.

  •
  Total compensation, defined to include base salary, annual cash incentive compensation and long-term incentive compensation, should generally be within 20% above or below the median level offered for comparable positions by companies in our 2009 comparable company group, with adjustments based on considerations similar to those outlined above for base salary and annual cash incentive compensation.

        The compensation committee instructed Meridian (which was a unit of Hewitt Associates until early 2010) to benchmark the base salary, target bonus, target total cash, long-term incentive compensation and target total compensation that we offered for certain executive positions, including those held by our NEOs. For purposes of the benchmarking analysis, Meridian, in consultation with the compensation committee and management, selected a comparator group of 31 companies, sometimes referred to as the 2009 comparable companies, on the basis of their similarity to our company in industry sector, geographic location and revenue size. Specifically, the companies chosen generally were either our competitors or other industrial or manufacturing companies based in the Midwest and had annual revenues at the time of their selection ranging from approximately $700 million to $8.4 billion, with median annual revenue of $1.9 billion.

        The 2009 comparable companies were the following:

• ACCO Brands Corp.	• Herman Miller, Inc.
• Advo, Inc.	• Kohler Company
• American Greetings Corporation	• Merrill Corporation
• Banta Corp.	• Neenah Paper, Inc.
• Bemis Co. Inc.	• Packaging Corporation of America
• Bowne & Company Inc.	• Pactiv Corporation
• Brady Corporation	• R.R. Donnelley & Sons Company
• Briggs & Stratton Corporation	• Rockwell Automation
• Ceridian Corporation	• S.C. Johnson Consumer Products
• Deluxe Corporation	• Sensient Technologies Corporation
• The Dun & Bradstreet Corporation	• Sonoco Products Company
• Fiserv, Inc.	• Trans Union, LLC
• Graphic Packaging Corporation	• United Stationers Inc.
• Hallmark Cards, Inc.	• Valassis Communications Inc.
• Harley-Davidson Motor Company Inc.	• World Color Press
• Harte Hanks Inc.

        Meridian conducted a regression analysis on the benchmarking data, using a formula developed based on actual sales size and compensation levels of the 2009 comparable companies to predict levels of pay given various levels of corporate financial performance. Meridian presented data for each of our executive officer positions by matching these positions against similar positions at the 2009 comparable companies.

        As noted above, the compensation committee believed that a portion of the pay disparities in the data between executive officer positions at the 2009 comparable companies reflected valuations of the various positions that differed from their value to us, and, in determining individual target pay levels for the executive officers, the committee adjusted pay levels to reflect this belief, resulting in some overall lessening of pay disparities suggested by the benchmarking data. For example, the committee believed that the 2009 comparable company data undervalued manufacturing- and sales-related positions relative to their value to our company, and it adjusted its target pay for these positions upwards from the benchmarking data accordingly, resulting in less internal pay disparity among our executive officers than that represented by the benchmarking data.

        2010 Compensation After the Consummation of the Arrangement.    In 2010, as a result of the review of our compensation philosophy and the elements of our executive compensation program described above, the compensation committee modified its approach to determining the amount of the base salary, annual cash incentive compensation and long-term incentive compensation to offer each of our NEOs following the consummation of the acquisition of World Color Press. Specifically, the compensation committee focused on the following general guidelines:

  •
  Each component of pay should be set at a level that is at least competitive with the 50th percentile of our 2010 comparable company group (which is defined and discussed below).

  •
  For our executive officers, including our NEOs, target base salary, annual cash incentive compensation and long-term incentive compensation levels should be targeted in the range of the 50th to the 60th percentile of our 2010 comparable company group. In the compensation committee's view, targeting compensation at a level higher than the 50th percentile of the 2010 comparable company group for these elements is necessary to attract and retain top talent to our industry and to develop and retain the next generation of leaders for the long-term success of our company.

  •
  Recognizing that current levels of our NEOs' long-term incentive compensation are below the 50th percentile, and annual cash incentive levels are generally at or above the 50th percentile of our 2010 comparable company group, the committee intends to adjust the targeted levels of compensation to a level of total compensation, defined to include base salary, annual cash incentive compensation and long-term incentive compensation, that ranges from the 50th to the 60th percentiles of the 2010 comparable company group, with adjustments based on the compensation committee's views on the individual NEO's experience and performance, its desire to maintain internal pay equity and its belief that our benchmarking data undervalue certain executive positions relative to their importance to our company.

        To assist its review of our compensation programs in 2010, upon the recommendation of our management, the compensation committee engaged Meridian. The compensation committee instructed Meridian to benchmark the base salary, target bonus, target total cash, long-term incentive compensation and target net total compensation that we offered for certain executive positions, including those held by our NEOs. For purposes of the benchmarking analysis, the compensation committee and management selected a comparator group of 33 companies, which are sometimes referred to as the 2010 comparable companies, from a pool of 99 selected by Meridian on the basis of their similarity to our company in revenue size, geographic location and industry sector. Specifically, the companies chosen had annual revenues at the time of their selection ranging from approximately $1.2 billion to $11.8 billion, with median annual revenue of $4.5 billion, and either were in the printing, distribution and business services sectors or were in other industrial or manufacturing sectors and were based in the Midwest. All of the 2010 comparable companies were participants in a single database (the Hewitt Associates Total Compensation Measurement database), ensuring comparable methodology.

        The 2010 comparable companies were the following:

• Automatic Data Processing	• Kohler Company
• Autozone, Inc.	• McGraw-Hill Companies
• Avis Budget Group Inc.	• NCR Corp.
• Boise, Inc.	• Packaging Corporation of America
• Borgwarner Inc.	• Pactiv Corporation
• Brady Corporation	• Pitney Bowes, Inc.
• Cooper Industries, Inc.	• R.R. Donnelley & Sons Company
• Deluxe Corporation	• Rockwell Automation
• Dover Corporation	• Ryder Systems Inc.
• Dun & Bradstreet Corporation	• S.C. Johnson Consumer Products
• Ecolab, Inc.	• Sonoco Products Company
• Fiserv, Inc.	• Temple-Inland, Inc.
• FMC Technologies Inc.	• Unisys Corp.
• Graphic Packaging Holding Company	• Valassis Communications Inc.
• Hallmark Cards, Inc.	• W. W. Grainger, Inc.
• Harley-Davidson Motor Company Inc.	• Waste Management, Inc.
• Iron Mountain, Inc.

        Meridian conducted a regression analysis on the benchmarking data, using a formula developed based on actual revenue size and compensation levels of the 2010 comparable companies to predict levels of pay given various levels of corporate financial performance. Meridian presented data for each of our executive officer positions by matching these positions against similar positions at the comparable companies. Due to the multiple operational and strategic roles filled by our executive vice president of manufacturing & operations and president of Europe, no single position in the benchmarking data was directly comparable, so for benchmarking purposes we considered compensation data for multiple positions at comparable companies in addition to data for the position of vice president of manufacturing.

  Base Salary

        The compensation committee and management set the base salaries of our NEOs initially through an arm's-length negotiation with each individual executive during the hiring process, based upon the individual's level of responsibility and their assessment of the individual's experience, skills and knowledge. We also relied on the benchmarking data from the then most recent overall compensation review. Our chief executive officer and the compensation committee review the base salaries of our NEOs (other than our chief executive officer) for potential increases on an annual basis or in connection with a significant change in duties of an NEO.

        We implemented a salary freeze with respect to our employees generally in 2009, and extended the freeze through part of 2010 with respect to management employees, in recognition of the challenging economic environment. Accordingly, base salaries for our NEOs did not change in the first half of 2010. In the second half of 2010, in connection with its comprehensive review of our executive compensation in connection with the consummation of the acquisition of World Color Press and becoming a publicly-traded company, the compensation committee reviewed the base salaries offered to our NEOs. Our senior management recommended changes in base salaries (for executive officers other than themselves), and the compensation committee accepted the recommendations based upon its evaluation of each individual NEO's experience, level of responsibility, skills, knowledge, base salary in prior years, contributions to our company in prior years, compensation received through elements other than base salary, its views on internal pay equity and its determination that base salaries should generally be set at a level approximating the range of the 50th to the 60th percentile of the base salaries paid by the 2010 comparable companies for similar positions. As a result, the base salaries of Messrs. Quadracci, Fowler, Frankowski and Blais, sometimes referred to as our pre-acquisition NEOs, as of July 2, 2010 were the following:

Name	Annual Base Salary Effective July 2, 2010
J. Joel Quadracci	$975,000
John C. Fowler	$600,000
Thomas J. Frankowski	$450,000
David A. Blais	$450,000

        Mr. Freschi joined our company in connection with the consummation of the acquisition of World Color Press and the committee agreed to maintain his then-current annual base salary of $500,000 and bonus target of 75% of base salary for the remainder of 2010 and to adjust his annual base salary, effective as of January 1, 2011, to $450,000 with a bonus target of 85% of base salary to align his compensation levels with those of our other executive officers in comparable positions. Following these adjustments, our NEOs' base salary levels range from the 50th to the 60th percentile of the base salaries paid by the 2010 comparable companies for similar positions.

  Annual Cash Incentive Compensation

        Under our annual cash incentive compensation program, the compensation committee has typically established three potential payment levels. These potential payment levels consist of a "threshold" level, a "target" level and a "maximum" level, expressed as a percentage of base salary that participants are eligible to receive if our corporate performance achieves a given level. The corporate performance levels corresponding to the payment levels are expressed as company "grades," and whether our corporate performance achieves a given grade is recommended by our compensation committee and approved by our board of directors in its subjective judgment.

        The potential payment levels under the annual cash incentive compensation program consist of a "threshold" level, a "target" level and a "maximum" level. In establishing potential payment levels for 2010, our senior management made recommendations concerning target potential payment levels (for executive officers other than themselves) based on the committee's objective of offering target payment levels approximately equal to the 60th percentile of the 2010 comparable companies for similar positions, its view of the executive officers' individual contributions to our overall performance, internal pay equity and changes in the rates of pay company-wide.

        The compensation committee evaluated the recommendations with respect to our pre-acquisition NEOs in the context of 2009 compensation levels, overall target compensation, its views on internal pay equity, the benchmarking data from Meridian and its objective of offering target payment levels approximately equal to the 60th percentile of the 2010 comparable companies for similar positions. Based on its subjective assessment of these considerations, the compensation committee accepted the recommendations of management and set the following target, threshold and maximum bonus levels for our pre-acquisition NEOs:

Name	2010 Threshold Bonus Percentage of Base Salary(1)	2010 Target Bonus Percentage of Base Salary(1)	2010 Maximum Bonus Percentage of Base Salary(1)
J. Joel Quadracci	60%	115%	200%
John C. Fowler	55%	85%	150%
Thomas J. Frankowski	55%	85%	150%
David A. Blais	55%	85%	150%

(1)
Base salary for purposes of the committee's calculation was actual base salary paid for calendar year 2010, representing a weighted average of the base salary levels prior to and after the consummation of the acquisition of World Color Press.

        For Mr. Freschi, management's recommendation took into consideration the bonus he received from World Color Press for the first half of 2010, which was 150% of his target of 75% of his then-current base salary (pro rated for the half year of service), and harmonized his bonus for the second half of 2010 to arrive at a full year target bonus that was approximately equivalent to the target bonus we would have provided had he been one of our NEOs for all of 2010.

        In December 2010, our compensation committee assessed our corporate performance for the year and determined its recommendation to our board of directors concerning the company grade that would be assigned for purposes of our annual incentive compensation program. The grade would be expressed as an "A," a "B," a "C" or "below threshold," as determined by our board of directors in its discretion and based on the recommendation of our compensation committee. Each company grade results in a different payment level, as indicated below:

Company Grade	Payment Level
A	Maximum
B	Target
C	Threshold
Below Threshold	None

        Historically, our company grade has been based on the compensation committee's and the board of directors' assessments of a blend of objective and subjective factors, typically including financial performance compared to our board-approved annual financial plan as measured by sales, net income, earnings before interest, taxes, depreciation and amortization, sometimes referred to as EBITDA, return on capital compared to cost of capital and share value creation, and progress in major initiatives. There have, however, been no limitations on the factors that the compensation committee may consider in selecting the company grade that it recommends to our board of directors. Our compensation committee and our board of directors believe that this method of determining incentive compensation program payouts has been consistent with our corporate culture and our objectives of current and long-term share value creation.

        In December 2010, our compensation committee recommended, and our board of directors approved, a grade of "B" for our corporate performance in 2010, resulting in the payments to our NEOs indicated in the Non-Equity Incentive Compensation column of the Summary Compensation Table below. Our compensation committee and our board of directors based this determination on our financial performance, which was lower than our board-approved 2010 financial plan with respect to the following: operating goals, return on invested capital compared to the Company's cost of capital and net sales. The below-plan performance on these elements was countered by the completion of the acquisition of World Color Press, including the public registration and listing on the NYSE of our class A common stock in connection with the acquisition, subsequent efforts in establishing integration infrastructure (including the preparation and deployment of appropriate systems, metrics and personnel resources), the notable efforts of management in connection with these major initiatives, and the above-plan share value created as a result of the acquisition.

        In March 2011, our senior management made recommendations concerning target potential payment levels (for executive officers other than themselves). The compensation committee evaluated the recommendations in the context of 2010 compensation levels, overall target compensation, its views on internal pay equity, the benchmarking data from Meridian and its objective of offering target payment levels approximately equal to the 60th percentile of the 2010 comparable companies for similar positions. Based on its subjective assessment of these considerations, the compensation committee accepted the recommendations of management and set the following target, threshold and maximum bonus levels for our NEOs:

Name	2011 Threshold Bonus Percentage of Base Salary(1)	2011 Target Bonus Percentage of Base Salary(1)	2011 Maximum Bonus Percentage of Base Salary(1)
J. Joel Quadracci	60%	115%	200%
John C. Fowler	55%	85%	150%
Thomas J. Frankowski	55%	85%	150%
David A. Blais	55%	85%	150%
Brian Freschi	55%	85%	150%

(1)
Base salary for purposes of the committee's calculation was the NEO's annual base salary rate for 2011.

        In March 2011, the compensation committee also determined the performance measures that will be used to measure corporate performance under our annual incentive compensation program for 2011. These measures are adjusted EBITDA, adjusted EBITDA margin, net sales, return on invested capital compared to the Company's cost of capital and free cash flow. In addition, the compensation committee identified strategic objectives for the year.

  Long-Term Incentive Compensation

        The compensation committee determined in December 2009 to grant option awards under our 1999 Nonqualified Stock Option Plan to each of our pre-acquisition NEOs, with the awards becoming effective as of January 1, 2010. For each of our pre-acquisition NEOs, the compensation committee based the amount of the option awards primarily on its target for the individual NEO's total compensation and the amounts it determined for base salary and targeted for annual cash incentive compensation. Specifically, the compensation committee granted options with a value approximately equal to the difference between its target total compensation for the NEO and the total of the NEO's base salary and targeted annual cash incentive compensation. For 2010, the compensation committee increased these target levels of equity incentive compensation by up to 50% for our NEOs to assist in retention in light of the decision not to pay any annual cash incentive compensation for 2009 and to provide incentive to complete the then-contemplated acquisition of World Color Press. For these purposes, the compensation committee values the option awards using the Black-Scholes method. In determining its target for total compensation for each pre-acquisition NEO, the compensation committee considered various factors, including the benchmarking data (updated based on the information on general trends from Meridian), its views as discussed above on internal pay equity, the responsibilities of the individual executive, the executive's past performance and anticipated future contributions and the desirability of retaining the executive. Mr. Freschi joined us in connection with the acquisition of World Color Press in July 2010 and therefore did not receive an equity award in January 2010.

        The number of shares of our class A common stock covered by the options granted to each of our pre-acquisition NEOs in 2010 is reflected in the Grants of Plan-Based Awards table below. The options (except Mr. Fowler's) vest with respect to 10% of the underlying shares on each of the first ten anniversaries of the grant date, or in full upon a change of control of our company. Our NEOs generally may exercise these options to the extent vested within:

  1.
  30 days after the fifth and tenth anniversaries of the grant date,

  2.
  30 days after a change of control of our company, or

  3.
  90 days after a separation from service.

        The options are forfeited to the extent exercisable but unexercised within these periods, except that the NEOs may defer exercisability on the fifth anniversary of the grant date until the tenth anniversary. The NEOs also may exercise the options with respect to the number of vested option shares necessary to satisfy an unforeseeable emergency. The compensation committee chose to make the options subject to ratable vesting over ten years for each of our pre-acquisition NEOs (except Mr. Fowler) because it believes that a long vesting period is an effective method of aligning the NEOs' interests and decision making with the long-term interests of our shareholders and of retaining the NEOs. The options granted to Mr. Fowler in 2007 and 2010, sometimes referred to as the 2007 and 2010 options, vest with respect to 16.67% of the underlying shares on each of the first six anniversaries of the grant date, and the options granted to him in 2008 and 2009, sometimes referred to as the 2008 and 2009 options, cliff vest on the sixth anniversary of the grant date, in each case pursuant to an arrangement negotiated separately with Mr. Fowler. All of Mr. Fowler's options also vest in full upon a change of control of our company. Mr. Fowler generally may exercise his option to the extent vested within:

  1.
  30 days after (a) with respect to the 2007 and 2010 options, the fifth and tenth anniversaries of the grant date, or (b) with respect to the 2008 and 2009 options, the sixth and eleventh anniversaries of the grant date,

  2.
  30 days after a change of control of our company, or

  3.
  90 days after a separation from service.

        The options are forfeited to the extent exercisable but unexercised within these periods, except that Mr. Fowler may defer exercisability on (a) with respect to the 2007 and 2010 options, the fifth anniversary of the grant date until the tenth anniversary or (b) with respect to the 2008 and 2009 options, the sixth anniversary of the grant date until the eleventh anniversary. Mr. Fowler also may exercise the options with respect to the number of vested option shares necessary to satisfy an unforeseeable emergency. See below under the heading "Potential Payments upon Termination or Change of Control" for a description of the terms of our pre-acquisition NEOs' options relating to a change of control of our company.

        All of the options that we granted to our NEOs as of January 2010 were granted with an original discount exercise price of $22.50, which was $10 below the market value of our class A common stock on the grant date as determined by our board of directors. The exercise price of these options also is reduced by the amount of any non-tax cash dividends paid on the underlying shares. The board of directors determined such market value based on an independent valuation of the market value of the class A common stock performed by William Blair & Company LLC, an independent third-party valuation firm, as of January 1, 2010. At that time, before our stock was publicly-traded, we granted the options with a discount because we wanted to provide recipients with some initial value in the equity awards, but could not grant restricted stock and remain compliant with S-corporation limitations on the number of shareholders. We also chose discounted options to reduce the dilutive effect of the awards.

        Because the options we had granted in the past, including those granted as of January 2010, had generally been discounted options, we were required to structure the terms of the options to comply with the deferred compensation timing and election requirements of Internal Revenue Code Section 409A. These terms vary from those typical for stock options. Instead of being exercisable to the extent vested at any time prior to the expiration date of the options, for example, the options we have granted can only be exercised at very limited times and they are forfeited if not exercised at such times. After exercising an option, the NEO holds the shares acquired in the exercise subject to a call right. We may exercise the call right and repurchase the shares at any time.

        In December 2010, following our overall review of our executive compensation program in connection with the consummation of the acquisition of World Color Press and becoming a publicly-traded company, the compensation committee determined that it would make our annual equity awards for 2011 to our senior management one-third in the form of restricted shares and two-thirds in the form of stock options to focus the recipients on building shareholder value. Accordingly, effective January 2011, we granted stock options and restricted shares to our executive officers, including our NEOs, under our 2010 Omnibus Incentive Plan. The compensation committee set a target value for each of our NEOs' total equity awards (including stock options and restricted shares) that approximated the 50th to 60th percentile range of the equity compensation offered by our 2010 comparable companies for similar positions, and allocated two-thirds of the target value to stock options and one-third to restricted shares. The number of shares covered by stock options and the number of restricted shares were determined on the basis of the Black-Scholes method and the closing sale price of a share of our class A common stock as of December 13, 2010, respectively. The stock options were undiscounted (in contrast to options granted in previous years), having an exercise price equal to the closing sale price of a share of our class A common stock as of December 31, 2010, and were granted initially subject to forfeiture, becoming vested and exercisable in installments of one-third of the total number of option shares on each of the second, third and fourth anniversaries of the date of grant, contingent on the NEO's continued employment until the applicable vesting date. The restricted shares were granted initially subject to forfeiture and will cliff-vest on the third anniversary of the date of grant, provided that the NEO remains continuously employed until that date.

        The compensation committee intends to award long-term incentive awards to our executives on an annual basis in the future, although more frequent awards may be made at the discretion of the compensation committee on other occasions, such as in the case of promotions or newly hired executives.

  Synergy Rewards Program

        The target award opportunities established under the SRP were subjectively determined by our board of directors based on the individual NEO's annual bonus target. The target award opportunity was determined in a fashion that reflected amounts commensurate with the value that could be created for shareholders if the anticipated synergies are achieved. Accordingly, our compensation committee decided that the target award opportunity for our NEOs under the SRP will be from one times the NEO's annual bonus target, for achievement of the threshold synergy savings level, to four times the NEO's annual bonus target, for achievement of the maximum level, with incremental amounts for achievement of synergy savings levels between the threshold and the maximum. The SRP will take into account costs to achieve synergies through adjustments by the compensation committee to the award amounts of plus or minus 25%.

        To receive payment of any award under the SRP, our NEOs must remain continuously employed by us or our affiliates until the payment date, which will occur on or before March 31, 2013. Awards under the SRP also remain subject to adjustment by our board of directors in its discretion.

  Retirement and Other Benefits

  Welfare and Retirement Benefits

        As part of a competitive compensation package, we sponsor welfare benefit plans that offer health, life, disability and other insurance coverage to participating employees. We also provide our NEOs with an Executive Medical Plan under which our executives and their families are entitled to reimbursement for up to $20,000 (per family) in medical costs per year. Amounts reimbursed in 2010 under Quad/Graphics' Executive Medical Plan are reflected in the Summary Compensation Table below.

        To help our salaried employees prepare for retirement, we sponsor the Quad/Graphics Inc. Employee Stock Ownership Plan and the Quad/Graphics Diversified Plan. The Employee Stock Ownership Plan holds profit sharing contributions of our common stock, which are made at the discretion of our board of directors. The Diversified Plan is comprised of participant directed 401(k) contributions, a company matching contribution (at a rate of 30% of the first 6% of a participant's taxable earnings that the participant contributes) and profit sharing-contributions. Our NEOs participate in the Employee Stock Ownership Plan, the Diversified Plan and our broad-based welfare plans on the same basis as our other salaried employees.

        In addition to the Employee Stock Ownership Plan and the Diversified Plan, we provide our executive officers with a supplemental executive retirement plan (sometimes referred to as the SERP), which is designed to provide a competitive retirement benefit and aid in retention and building long-term commitment to the company. The SERP is described in greater detail following the 2010 Nonqualified Deferred Compensation Table.

  Perquisites and Other Personal Benefits

        We provide perquisites and other personal benefits that we believe are reasonable and consistent with our overall compensation program to better enable our executives to perform their duties and to enable our company to attract and retain employees for key positions.

        Pursuant to his employment agreement, Mr. Quadracci is entitled to personal use of our corporate aircraft. The compensation committee believes that providing this benefit as part of Mr. Quadracci's compensation enhances his and his family's security, minimizes the disruptions and burdens of his personal travel and provides him with additional flexibility and time to attend to company business notwithstanding his personal travel schedule, and thereby benefits our company and our shareholders. Mr. Fowler was permitted to use the corporate aircraft for one instance of personal travel during 2010. Other than Messrs. Quadracci and Fowler, none of our NEOs were permitted to use our corporate aircraft for personal use in 2010. The aggregate incremental cost to our company for personal use of our corporate aircraft by Messrs. Quadracci and Fowler is reflected in the Summary Compensation Table below.

        We provide assistance to each of our NEOs with certain financial planning matters and reimbursement of tax preparation fees. In addition, beginning in the second half of 2010 we provided reimbursement to Mr. Freschi for temporary housing near our headquarters in Sussex, Wisconsin. We also provide each of our NEOs with an annual car allowance and we reimbursed club membership fees for Messrs. Quadracci and Fowler and approved expenditures related to security for Mr. Quadracci in

2010. We provide the car allowance and reimburse club membership fees primarily for business purposes, though a portion of their use may have a personal aspect. For example, we reimburse club membership fees to encourage Messrs. Quadracci and Fowler to use the memberships for work-related purposes, such as client entertainment, though they may also use the club memberships for personal purposes.

  Post-Termination and Change of Control Arrangements

        We maintain employment agreements with each of our pre-acquisition NEOs that entitle them to severance benefits if their employment is terminated by us without cause or by the executive for good reason and that obligate the executives to refrain from competing with us for two years following any termination of employment. In addition, our Stock Option Plan and the award agreements under our 2010 Omnibus Incentive Plan provide for the accelerated vesting of stock options and restricted stock upon a change of control of the company. These arrangements are summarized below under "Potential Payments Upon Termination or Change of Control."

        The compensation committee believes the severance and change of control benefits that we provide our pre-acquisition NEOs under these arrangements are consistent with its objective of building shareholder value and contain terms that are similar to those offered to executives of comparable companies. In addition to securing the pre-acquisition NEOs' agreement to the non-compete restriction described above, the purpose of the benefits is to focus our NEOs on taking actions that are in the best interests of our shareholders without regard to whether such action may ultimately have an impact on their job security, and to avoid the loss of key managers that may occur in connection with an anticipated or actual change of control. The severance and change of control benefits that we provide our executive officers fulfill these purposes by generally maintaining the executive officers' expected compensation for a specified period following certain terminations of employment, vesting awards granted prior to a change of control and making the executive officers whole for certain excise taxes that may result from compensation paid and benefits provided in connection with the change of control and any related termination of employment. The compensation committee selected the triggering events for change of control and termination benefits to our executive officers based on its judgment that these events were likely to result in the job security distractions and retention concerns described above. Other than the employment agreements, we have no formal severance program in place for our NEOs.

        We also provide our NEOs with an Executive Salary Continuation Plan under which we will continue to pay 60% of the NEO's base salary to the NEO's spouse or dependent children if the NEO dies during the term of the NEO's active employment with our company. The payments will continue through, in the case of an NEO who dies after age 55 but before retirement, the earlier of (i) the date on which the NEO would have reached age 65 or (ii) the later of (a) the 25th birthday of the youngest dependent child or (b) the death of the surviving spouse or, in the case of an NEO who dies before age 55, the earlier of (i) the tenth anniversary of the NEO's death or (ii) the later of (a) the 25th birthday of the youngest dependent child or (b) the death of the surviving spouse. We offer this benefit to the NEOs as part of what we believe is a competitive compensation package and in lieu of a supplemental executive life insurance policy.

  Other Policies and Considerations

  Stock Ownership Guidelines

        We have implemented stock ownership requirements for certain executive officers, including our NEOs, to underscore the importance of linking executive compensation and shareholder interests. Executive officers subject to these stock ownership requirements are encouraged to own a certain dollar value amount of our stock. The stock ownership policy requires our chief executive officer to hold shares with a value five times his base salary. For our executive vice presidents, the ownership threshold is three times base salary and for all vice presidents and group presidents the ownership threshold is two times base salary. All of the following count toward the ownership applicable thresholds under the policy:

  1.
  Shares held outright or in retirement plans;

  2.
  Restricted stock; and

  3.
  With respect to vested stock options granted prior to January 1, 2011, the excess of the fair market value of the underlying shares over the exercise price and any related vested deferred compensation.

        Vested stock options awarded before January 1, 2011 are counted toward the ownership threshold due to the limited exercisability of such options as discussed above under "Long-Term Incentive Compensation." Stock options granted on or after January 1, 2011 will not count toward the ownership threshold under these guidelines.

  Tax and Accounting Considerations

        In setting compensation for our NEOs, the compensation committee considers the deductibility of compensation under the Internal Revenue Code. As a private company, we have historically been able to deduct all compensation that we paid to our NEOs as long as it was reasonable. As a public company, we will be subject to the provisions of Section 162(m) of the Internal Revenue Code. Section 162(m) prohibits our company from taking a tax deduction for compensation in excess of $1.0 million that is paid to our chief executive officer and our NEOs, excluding our chief financial officer, and that is not considered "performance-based" compensation under Section 162(m). Additionally, certain transition rules of Section 162(m) generally permit us to exclude certain compensation from the $1.0 million cap such as (i) the compensation resulting from the exercise of stock options that were granted prior to becoming a public company; (ii) the compensation payable under bonus arrangements that were in place prior to becoming a public company; and (iii) compensation resulting from the exercise of stock options and stock appreciation rights, or the vesting of restricted stock, that we may grant during a transition period pursuant to a plan adopted prior to becoming a public company. The transition period began on the date we became a public company and will end on the date of our annual shareholders meeting that occurs in 2012. Our 2010 Omnibus Incentive Plan is intended to permit us to grant certain awards during the transition period that will not be subject to the $1.0 million cap under Section 162(m). Our compensation committee has established a subcommittee consisting of at least two members of our Board, each of whom must meet the requirements to be considered an "outside director" within the meaning of Section 162(m), for the purposes of, among other things, adopting performance goals and determining whether the goals have been met in accordance with Section 162(m). The compensation committee may, however, approve compensation that will not meet the requirements of Section 162(m) in order to ensure competitive levels of total compensation for our executive officers.

 2010 SUMMARY COMPENSATION TABLE

        The following table summarizes the compensation that our NEOs earned for the year ended December 31, 2010.

Name and Principal Position	Year	Salary ($)	Bonus ($)		Option Awards(1) ($)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation(2) ($)	Total ($)
J. Joel Quadracci	2010	932,000	200,000	(3)	2,836,500	1,071,800	481,535	5,521,835
Chairman, President and	2009	889,000	0		1,643,000	0	248,038	2,780,038
Chief Executive Officer
John C. Fowler	2010	560,000	200,000	(3)	814,950	476,000	117,032	2,167,982
Executive Vice President and	2009	520,000	0		437,700	0	52,094	1,009,794
Chief Financial Officer
Thomas J. Frankowski	2010	407,500	200,000	(3)	378,200	346,375	55,159	1,387,234
Executive Vice President of	2009	365,000	0		492,900	0	17,109	875,009
Manufacturing & Operations
and President of Europe
David A. Blais	2010	407,500	200,000	(3)	567,300	346,375	60,762	1,581,937
Executive Vice President and	2009	365,000	0		328,500	0	19,893	713,393
President of Magazines &
Catalogs
Brian Freschi	2010	500,000	250,000	(4)	0	372,688	19,650	1,142,338
President of Retail Inserts, Directories, Books & Canada

(1)
Amounts are based on the aggregate grant date fair value of the awards to our NEOs under our 1999 Nonqualified Stock Option Plan, as determined in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 (sometimes referred to as ASC 718). For the assumptions used in the valuation of the awards, please see Note 21 to our consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2010.

(2)
Amounts for each of our NEOs reflect an automobile allowance and reimbursement for medical expenses. They also reflect the following for individual NEOs: For Mr. Quadracci—a portion of the salary paid to an employee of our company attributable to time spent on personal business for Mr. Quadracci, club dues, $64,011 for personal use of our corporate aircraft (includes fuel, repairs, landing fees, incremental pilot expenses, catering and hangar/parking attributable to personal use), $252,169 for personal and family security services, assistance with tax preparation, a matching contribution on 401(k) contributions, car allowance, executive medical and a contribution of $113,610 to Mr. Quadracci's SERP account. For Mr. Fowler—club dues, personal use of our corporate aircraft (includes fuel, repairs, landing fees, incremental pilot expenses, catering and hangar/parking attributable to personal use), assistance with tax preparation, a matching contribution on 401(k) contributions, car allowance, executive medical, imputed income from the interest-free loan under the voting trust purchase plan described under "—Certain Relationships and Related Party Transactions" and a contribution of $57,478 to Mr. Fowler's SERP account. For Mr. Frankowski—assistance with tax preparation, a matching contribution on 401(k) contributions, car allowance, executive medical and a contribution of $41,115 to Mr. Frankowski's SERP account. For Mr. Blais—assistance with tax preparation, a matching contribution on 401(k) contributions, executive medical and a contribution of $41,115 to Mr. Blais' SERP account. For Mr. Freschi—housing allowance, company car and executive medical. (These benefits are discussed further under the heading "Perquisites and Other Personal Benefits" above.)

(3)
Amounts are bonus payments awarded in connection with the completion of the acquisition of World Color Press.

(4)
Amount reflects a retention bonus awarded to Mr. Freschi.

 GRANTS OF PLAN BASED AWARDS IN 2010

        The following table contains information concerning the plan-based equity and non-equity awards that were granted to our NEOs in 2010. The amounts shown in the Estimated Future Payouts Under Non-Equity Incentive Plan awards columns represent potential future payments at the time of grant only. At the time of grant, whether these amounts (or any portion thereof) would ultimately be received by the NEOs was uncertain because the awards were contingent on the achievement of performance goals and the NEOs' continued employment. The awards associated with footnote 3 in these columns were granted under our annual cash incentive program for 2010, and payment was contingent on our achievement of a given level of corporate performance, as described above under the heading "Determining the Amount of Each Element of Compensation—Annual Cash Incentive Compensation." The amounts actually earned and paid to our NEOs for 2010 under these awards are shown in the Non-Equity Incentive Plan Compensation column in the Summary Compensation Table above. The awards associated with footnote 4 in these columns were granted under our Synergy Rewards Program, have not yet been earned and remain fully contingent on our company's achievement of synergy targets over a multi-year period (from our acquisition of World Color Press through December 31, 2012) and the NEOs' continuous employment with us until the payment date, as described above under the heading "Determining the Amount of Each Element of Compensation—Synergy Rewards Program."

									All Other Option Awards: Number of Securities Underlying Options (#)(1)
			Estimated Future Payouts Under Non-Equity Incentive Plan Awards							Exercise or Base Price of Option Awards ($/Share)	Market Price on Date of Grant for Option Awards ($/Share)(2)	Grant Date Fair Value of Stock and Option Awards ($)
Name	Grant Date	Approval or Action Date	Threshold ($)		Target ($)		Maximum ($)
J. Joel Quadracci	1/1/10	12/18/09	—		—		—		150,000	22.50	32.50	2,836,500
			585,000	(3)	1,121,250	(3)	1,950,000	(3)	—	—	—	—
			1,121,250	(4)	2,242,500	(4)	4,485,000	(4)	—	—	—	—
John C. Fowler	1/1/10	12/18/09	—		—		—		45,000	22.50	32.50	814,950
			330,000	(3)	510,000	(3)	900,000	(3)	—	—	—	—
			510,000	(4)	1,020,000	(4)	2,040,000	(4)	—	—	—	—
Thomas J. Frankowski	1/1/10	12/18/09	—		—		—		20,000	22.50	32.50	378,200
			247,500	(3)	382,500	(3)	675,000	(3)	—	—	—	—
			382,500	(4)	765,000	(4)	1,530,000	(4)	—	—	—	—
David A. Blais	1/1/10	12/18/09	—		—		—		30,000	22.50	32.50	567,300
			247,500	(3)	382,500	(3)	675,000	(3)	—	—	—	—
			382,500	(4)	765,000	(4)	1,530,000	(4)	—	—	—	—
Brian Freschi			—		187,500	(3)	281,250	(3)	—	—	—	—
			382,500	(4)	765,000	(4)	1,530,000	(4)	—	—	—	—

(1)
Options to purchase shares of our class A common stock, granted under our 1999 Nonqualified Stock Option Plan.

(2)
Represents the market value of our class A common stock as determined by our board of directors based on an independent valuation of the market value of our class A common stock performed by William Blair & Company LLC, an independent third-party valuation firm, as of January 1, 2010.

(3)
Amounts represent potential future payouts pursuant to awards granted to Messrs. Quadracci, Fowler, Frankowski, Blais and Freschi under our annual cash incentive program. The award shown for Mr. Freschi does not include the award granted to him by World Color Press prior to our acquisition of World Color Press and was pro rated to reflect his partial year of service with our company.

(4)
Amounts represent potential future payouts pursuant to awards granted under our Synergy Rewards Program.

 OUTSTANDING EQUITY AWARDS AT DECEMBER 31, 2010

        The following table contains information concerning equity awards held by our NEOs that were outstanding as of December 31, 2010. Mr. Freschi held no outstanding equity awards as of December 31, 2010.

	Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Un-earned Options (#)	Option Exercise Price ($)		Option Expiration Date
J. Joel Quadracci	—		150,000	(1)	—	17.02	(1)	1/31/2020	(1)
	10,000	(2)	90,000	(2)	—	15.77	(2)	1/31/2019	(2)
	20,000	(3)	80,000	(3)	—	29.77	(3)	1/31/2018	(3)
	45,000	(4)	105,000	(4)	—	41.25		1/31/2017	(4)
	2,500	(5)	6,500	(5)	—	32.00		N/A	(5)
	1,000	(6)	3,250	(6)	—	32.00		N/A	(6)
	1,050	(7)	2,888	(7)	—	25.95		N/A	(7)
	1,050	(8)	2,625	(8)	—	21.67		N/A	(8)
	2,100	(9)	4,725	(9)	—	17.14		N/A	(9)
	2,100	(10)	3,150	(10)	—	11.29		N/A	(10)
	2,205	(11)	2,205	(11)	—	8.44		N/A	(11)
John C. Fowler	—		45,000	(12)	—	17.02	(12)	1/31/2020	(12)
	—		30,000	(13)	—	15.77	(13)	1/31/2020	(13)
	—		30,000	(14)	—	29.77	(14)	1/31/2019	(14)
	159,000	(15)	159,000	(15)	—	41.25		1/31/2017	(15)
	17,500	(16)	—		—	32.00		N/A	(5)
	6,500	(17)	—		—	32.00		N/A	(16)
	10,000	(7)	—		—	32.00		N/A	(7)
	5,250	(8)	—		—	25.95		N/A	(8)
	7,350	(9)	—		—	17.14		N/A	(9)
Thomas J. Frankowski	—		20,000	(1)	—	17.02	(1)	1/31/2020	(1)
	3,000	(2)	27,000	(2)	—	15.77	(2)	1/31/2019	(2)
	4,000	(3)	16,000	(3)	—	29.77	(3)	1/31/2018	(3)
	12,000	(4)	28,000	(4)	—	41.25		1/31/2017	(4)
	2,500	(5)	6,500	(5)	—	32.00		N/A	(5)
	2,400	(16)	—		—	32.00		N/A	(16)
	1,250	(6)	3,250	(6)	—	32.00		N/A	(6)
	1,312	(7)	2,888	(7)	—	25.95		N/A	(7)
	1,313	(8)	2,625	(8)	—	21.67		N/A	(8)
	2,625	(9)	4,725	(9)	—	17.14		N/A	(9)
	2,757	(11)	2,205	(11)	—	8.44		N/A	(11)

	Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Un-earned Options (#)	Option Exercise Price ($)		Option Expiration Date
David A. Blais	—		30,000	(1)	—	17.02	(1)	1/31/2020	(1)
	2,000	(2)	18,000	(2)	—	15.77	(2)	1/31/2019	(2)
	4,000	(3)	16,000	(3)	—	29.77	(3)	1/31/2018	(3)
	18,000	(4)	42,000	(4)	—	41.25		1/31/2017	(4)
	3,500	(5)	6,500	(5)	—	32.00		N/A	(5)
	3,500	(6)	6,500	(6)	—	32.00		N/A	(6)
	2,362	(7)	2,888	(7)	—	25.95		N/A	(7)
	2,625	(8)	2,625	(8)	—	21.67		N/A	(8)
	1,625	(9)	4,725	(9)	—	17.14		N/A	(9)
	2,625	(10)	3,150	(10)	—	11.29		N/A	(10)
	552		2,205	(11)	—	8.44		N/A	(11)

(1)
Vests with respect to 10% of the underlying shares of class A common stock on each of the first ten anniversaries of the January 1, 2010 grant date, and becomes exercisable to the extent vested on the fifth and tenth anniversaries of the grant date, a change of control of our company or a separation from service. The option is forfeited to the extent exercisable but unexercised on these events, except that the NEO may defer exercisability on the fifth anniversary of the grant date until the tenth anniversary. The NEO also may exercise the option with respect to the number of vested option shares necessary to satisfy an unforeseeable emergency. The expiration date shown represents the latest possible date of forfeiture. The exercise price of these options is reduced by the amount of any non-tax cash dividends paid on the underlying shares.

(2)
Vests with respect to 10% of the underlying shares of class A common stock on each of the first ten anniversaries of the January 1, 2009 grant date, and becomes exercisable to the extent vested on the fifth and tenth anniversaries of the grant date, a change of control of our company or a separation from service. The option is forfeited to the extent exercisable but unexercised on these events, except that the NEO may defer exercisability on the fifth anniversary of the grant date until the tenth anniversary. The NEO also may exercise the option with respect to the number of vested option shares necessary to satisfy an unforeseeable emergency. The shares shown as underlying exercisable options are the shares as to which the option was vested on December 31, 2010. The expiration date shown represents the latest possible date of forfeiture. The exercise price of these options is reduced by the amount of any non-tax cash dividends paid on the underlying shares.

(3)
Vests with respect to 10% of the underlying shares of class A common stock on each of the first ten anniversaries of the January 1, 2008 grant date, and becomes exercisable to the extent vested on the fifth and tenth anniversaries of the grant date, a change of control of our company or a separation from service. The option is forfeited to the extent exercisable but unexercised on these events, except that the NEO may defer exercisability on the fifth anniversary of the grant date until the tenth anniversary. The NEO also may exercise the option with respect to the number of vested option shares necessary to satisfy an unforeseeable emergency. The shares shown as underlying exercisable options are the shares as to which the option was vested on December 31, 2010. The expiration date shown represents the latest possible date of forfeiture. The exercise price of these options is reduced by the amount of any non-tax cash dividends paid on the underlying shares.

(4)
Vests with respect to 10% of the underlying shares of class A common stock on each of the first ten anniversaries of the January 1, 2007 grant date, and becomes exercisable to the extent vested on the fifth and tenth anniversaries of the grant date, a change of control of our company or a separation from service. The option is forfeited to the extent exercisable but unexercised on these events, except that the NEO may defer exercisability on the fifth anniversary of the grant date until the tenth anniversary. The NEO also may exercise the option with respect to the number of vested option shares necessary to satisfy an unforeseeable emergency. The shares shown as underlying exercisable options are the shares as to which the option was vested on December 31, 2010. The expiration date shown represents the latest possible date of forfeiture. As a result of amendments entered into in response to rules promulgated under Internal Revenue Code Section 409A, upon exercise of this option, the NEO will also receive a cash payment for each of the underlying shares equal to the difference between the original exercise price of $31.25 per share and the current exercise price, plus all non-tax cash dividends declared and paid on the underlying shares since January 2007.

(5)
Becomes vested with respect to 5% of the underlying shares of class A common stock on each of the first twenty anniversaries of the January 1, 2003 grant date and exercisable to the extent vested on each five-year anniversary of the grant date, a change of control of our company or a separation from service. The option is forfeited to the extent unexercised on these events unless, with respect to exercisability on each five-year anniversary, the NEO defers exercisability until the next such anniversary. The NEO also may exercise the option with respect to the number of vested option shares necessary to satisfy an unforeseeable emergency. The shares shown as underlying exercisable options are the shares as to which the option would have been exercisable on December 31, 2010 had December 31, 2010 been a five-year anniversary of the grant date. There is no expiration date for these options. As a result of amendments entered into in response to rules promulgated under Internal Revenue Code Section 409A, upon exercise of this option, the NEO will also receive a cash payment for each of the underlying shares equal to the difference between the original exercise price of $22.00 per share and the current exercise price, plus all non-tax cash dividends declared and paid on the underlying shares since January 2005.

(6)
Becomes vested with respect to 5% of the underlying shares of class A common stock on each of the first twenty anniversaries of the January 1, 2003 grant date and exercisable to the extent vested on each five-year anniversary of the grant date , a change of control of our company or a separation from service. The option is forfeited to the extent unexercised on these events unless, with respect to exercisability on each five-year anniversary, the NEO defers exercisability until the next such anniversary. The NEO also may exercise the option with respect to the number of vested option shares necessary to satisfy an unforeseeable emergency. The shares shown as underlying exercisable options are the shares as to which the option would have been exercisable on December 31, 2010 had December 31, 2010 been a five-year anniversary of the grant date. There is no expiration date for these options. As a result of amendments entered into in response to rules promulgated under Internal Revenue Code Section 409A, upon exercise of this option, the NEO will also receive a cash payment for each of the underlying shares to the difference between the original exercise price of $20.00 per share and the current exercise price, plus all non-tax cash dividends declared and paid on the underlying shares since January 2005.

(7)
Becomes vested with respect to 5% of the underlying shares of class A common stock on each of the first twenty anniversaries of the January 1, 2001 grant date and exercisable to the extent vested on each five-year anniversary of the grant date , a change of control of our company or a separation from service. The option is forfeited to the extent unexercised on these events unless, with respect to exercisability on each five-year anniversary, the NEO defers exercisability until the next such anniversary. The NEO also may exercise the option with respect to the number of vested option shares necessary to satisfy an unforeseeable emergency. The shares shown as underlying exercisable options are the shares as to which the option would have been exercisable on December 31, 2010 had December 31, 2010 been a five-year anniversary of the grant date. There is no expiration date for these options. As a result of amendments entered into in response to rules promulgated under Internal Revenue Code Section 409A, upon exercise of this option, the NEO will also receive a cash payment for each of the underlying shares to the difference between the original exercise price of $14.29 per share and the current exercise price, plus all non-tax cash dividends declared and paid on the underlying shares since January 2005.

(8)
Becomes vested with respect to 5% of the underlying shares of class A common stock on each of the first twenty anniversaries of the January 1, 2000 grant date, or upon a change of control of our company or a separation from service. The option is forfeited to the extent unexercised on these events unless, with respect to exercisability on each five-year anniversary, the NEO defers exercisability until the next such anniversary. The NEO also may exercise the option with respect to the number of vested option shares necessary to satisfy an unforeseeable emergency. The shares shown as underlying exercisable options are the shares as to which the option would have been exercisable on December 31, 2010 had December 31, 2010 been a five-year anniversary of the grant date. There is no expiration date for these options. As a result of amendments entered into in response to rules promulgated under Internal Revenue Code Section 409A, upon exercise of this option, the NEO will also receive a cash payment for each of the underlying shares to the difference between the original exercise price of $14.29 per share and the current exercise price, plus all non-tax cash dividends declared and paid on the underlying shares since January 2005.

(9)
Becomes vested with respect to 5% of the underlying shares of class A common stock on each of the first twenty anniversaries of the January 1, 1999 grant date and exercisable to the extent vested on each five-year anniversary of the grant date , a change of control of our company or a separation from service. The option is forfeited to the extent unexercised on these events unless, with respect to exercisability on each five-year anniversary, the NEO defers exercisability until the next such anniversary. The NEO also may exercise the option with respect to the number of vested option shares necessary to satisfy an unforeseeable emergency. The shares shown as underlying exercisable options are the shares as to which the option would have been exercisable on December 31, 2010 had December 31, 2010 been a five-year anniversary of the grant date. There is no expiration date for these options. As a result of amendments entered into in response to rules promulgated under Internal Revenue Code Section 409A, upon exercise of this option, the NEO will also receive a cash payment for each of the underlying shares to the difference between the original exercise price of $9.52 per share and the current exercise price, plus all non-tax cash dividends declared and paid on the underlying shares since January 2005.

(10)
Becomes vested with respect to 5% of the underlying shares of class A common stock on each of the first twenty anniversaries of the January 1, 1996 grant date and exercisable to the extent vested on each five-year anniversary of the grant date , a change of control of our company or a separation from service. The option is forfeited to the extent unexercised on these events unless, with respect to exercisability on each five-year anniversary, the NEO defers exercisability until the next such anniversary. The NEO also may exercise the option with respect to the number of vested option shares necessary to satisfy an unforeseeable emergency. The shares shown as underlying exercisable options are the shares as to which the option would have been exercisable on December 31, 2010 had December 31, 2010 been a five-year anniversary of the grant date. There is no expiration date for these options. As a result of amendments entered into in response to rules promulgated under Internal Revenue Code Section 409A, upon exercise of this option, the NEO will also receive a cash payment for each of the underlying shares to the difference between the original exercise price of $4.76 per share and the current exercise price, plus all non-tax cash dividends declared and paid on the underlying shares since January 2005.

(11)
Becomes vested with respect to 5% of the underlying shares of class A common stock on each of the first twenty anniversaries of the January 1, 1994 grant date and exercisable to the extent vested on each five-year anniversary of the grant date , a change of control of our company or a separation from service. The option is forfeited to the extent unexercised on these events unless, with respect to exercisability on each five-year anniversary, the NEO defers exercisability until the next such anniversary. The NEO also may exercise the option with respect to the number of vested option shares necessary to satisfy an unforeseeable emergency. The shares shown as underlying exercisable options are the shares as to which the option would have been exercisable on December 31, 2010 had December 31, 2010 been a five-year anniversary of the grant date. There is no expiration date for these options. As a result of amendments entered into in response to rules promulgated under Internal Revenue Code Section 409A, upon exercise of this option, the NEO will also receive a cash payment for each of the underlying shares to the difference between the original exercise price of $4.54 per share and the current exercise price, plus all non-tax cash dividends declared and paid on the underlying shares since January 2005.

(12)
Vests with respect to 1/6 of the underlying shares of class A common stock on each of the first six anniversaries of the January 1, 2010 grant date. Generally becomes exercisable on the fifth and tenth anniversaries of the grant date or a change of control of our company, or upon a separation from service. The NEO also may exercise the option with respect to the number of vested option shares necessary to satisfy an unforeseeable emergency. The option is forfeited to the extent exercisable but unexercised on these events unless, with respect to exercisability on the fifth anniversary, the NEO defers exercisability until the tenth anniversary. The expiration date shown represents the latest possible date of forfeiture. The exercise price of these options is reduced by the amount of any non-tax cash dividends paid on the underlying shares.

(13)
Vests in full on the sixth anniversary of the January 1, 2009 grant date. Generally becomes exercisable on the sixth and eleventh anniversaries of the grant date or a change of control of our company, or upon a separation from service. The NEO also may exercise the option with respect to the number of vested option shares necessary to satisfy an unforeseeable emergency. The option is forfeited to the extent exercisable but unexercised on these events unless, with respect to exercisability on the sixth anniversary, the NEO defers exercisability until the eleventh anniversary. The expiration date shown represents the latest possible date of forfeiture. The exercise price of these options is reduced by the amount of any non-tax cash dividends paid on the underlying shares.

(14)
Vests in full on the sixth anniversary of the January 1, 2008 grant date. Generally becomes exercisable on the sixth and eleventh anniversaries of the grant date or a change of control of our company, or upon a separation from service. The NEO also may exercise the option with respect to the number of vested option shares necessary to satisfy an unforeseeable emergency. The option is forfeited to the extent exercisable but unexercised on these events unless, with respect to exercisability on the sixth anniversary, the NEO defers exercisability until the eleventh anniversary. The expiration date shown represents the latest possible date of forfeiture. The exercise price of these options is reduced by the amount of any non-tax cash dividends paid on the underlying shares.

(15)
Vests with respect to 1/6 of the underlying shares of class A common stock on each of the first six anniversaries of the January 1, 2007 grant date. Generally becomes exercisable on the fifth and tenth anniversaries of the grant date or a change of control of our company, or upon a separation from service. The NEO also may exercise the option with respect to the number of vested option shares necessary to satisfy an unforeseeable emergency. The option is forfeited to the extent exercisable but unexercised on these events unless, with respect to exercisability on the fifth anniversary, the NEO defers exercisability until the tenth anniversary. The shares shown as underlying exercisable options are the shares as to which the option was vested on December 31, 2010. The expiration date shown represents the latest possible date of forfeiture. As a result of amendments entered into in response to rules promulgated under Internal Revenue Code Section 409A, upon exercise of this option, the NEO will also receive a cash payment for each of the underlying shares to the difference between the original exercise price of $31.25 per share and the current exercise price, plus all non-tax cash dividends declared and paid on the underlying shares since January 2007.

(16)
The option is fully vested. It becomes exercisable in full on each five-year anniversary of the January 1, 2003 grant date, a change of control of our company or a separation from service. The option is forfeited to the extent unexercised on these events unless, with respect to exercisability on each five-year anniversary, the NEO defers exercisability until the next such anniversary. The NEO also may exercise the option with respect to the number of vested option shares necessary to satisfy an unforeseeable emergency. The shares shown as underlying exercisable options are the shares as to which the option would have been exercisable on December 31, 2010 had December 31, 2010 been a five-year anniversary of the grant date. The expiration date shown represents the date on which the option must be exercised or forfeited with respect to all of the underlying shares unless the NEO defers exercisability. As a result of amendments entered into in response to rules promulgated under Internal Revenue Code Section 409A, upon exercise of this option, the NEO will also receive all non-tax cash dividends declared and paid on the underlying shares since January 2005.

(17)
This option is fully vested. It becomes exercisable in full on each five-year anniversary of the January 1, 2003 grant date, a change of control of our company or a separation from service. The option is forfeited to the extent unexercised on these events unless, with respect to exercisability on each five-year anniversary, the NEO defers exercisability until the next such anniversary. The NEO also may exercise the option with respect to the number of vested option shares necessary to satisfy an unforeseeable emergency. The shares shown as underlying exercisable options are the shares as to which the option would have been exercisable on December 31, 2010 had December 31, 2010 been a five-year anniversary of the grant date. The expiration date shown represents the date on which the option must be exercised or forfeited with respect to all of the underlying shares unless the NEO defers exercisability. As a result of amendments entered into in response to rules promulgated under Internal Revenue Code Section 409A, upon exercise of this option, the NEO will also receive all non-tax cash dividends declared and paid on the underlying shares since January 2005.

 OPTION EXERCISES IN 2010

        None of our NEOs exercised any stock options or had any restricted stock vest during 2010.

2010 PENSION BENEFITS

        The following table sets forth certain information with respect to the potential benefits to Mr. Freschi under World Color Press' defined benefit pension plans as of December 31, 2010. We have no defined benefit pension plans in which our pre-acquisition NEOs participate.

Name	Plan Name	Number of Years Credited Service (#)	Present Value of Accumulated Benefit ($)(1)	Payments During Last Fiscal Year ($)
Brian Freschi	World Color Pension Plan	12.25	139,455	0
	New World Color (USA) Corp. Restoration Plan	12.25	68,681	0
	New Supplemental Executive Retirement Plan/Agreement	7	616,929	0

(1)
The accrued obligation is the value of the projected pension earned for service to December 31, 2010 based on disclosure assumptions of the plans, including a discount rate of 5.2% for the World Color Pension Plan and 5.0% for the New World Color (USA) Corp. Restoration Plan and the New Supplemental Executive Retirement Plan/Agreement, as of December 31, 2010 which is the plan measurement date used in our audited consolidated financial statements for the year ended December 31, 2010. This amount increases with age and is significantly impacted by the change in the interest rate.

  World Color Pension Plan

        The World Color Pension Plan (sometimes referred to as the qualified pension plan) is a defined benefit plan maintained by World Color (USA Corp.), an affiliate of World Color Press, for its employees. The benefit under the plan is a lump sum equal to the product of the final average compensation (as described below) and the aggregate pension equity credits, determined as indicated in the following table.

PEP Service	PEP Percentage
0	0
5	15
10	35
15	60
20	90
50	330

        A participant is credited with one twelfth (1/12) of a year of pension equity plan service for each month in which the participant is credited with an hour of service for an employer or the employee is on an approved leave of absence. Final average compensation is defined the greater of:

  (i)
  The participant's highest five consecutive years of compensation during which the participant earned benefit service, divided by the lesser of five years or benefit service, or

  (ii)
  One fifth (1/5) of the sum of the participant's compensation during year of termination, the previous four years of compensation, and a fraction of the participant's compensation during the fifth year before date of termination, where the fraction is one minus the number of months of service during the termination year divided by twelve.

Compensation is defined for these purposes to include base pay plus commissions, severance pay, amounts contributed on behalf of the employee to a cafeteria plan or fringe transportation arrangement, and overtime for specified locations. As of September 30, 2006, all benefit accruals under this plan were frozen.

        For participants in a prior plan who became eligible for the qualified pension plan on its effective date, final average compensation will be no less than final average compensation as of December 31, 2000. For actively employed participants as of December 31, 2000, a transition benefit based on the benefits earned under the prior plan was established. Participants vest 100% after three years of vesting service. Benefits not subject to an early retirement reduction are increased by 2.5% per year from separation, or effective date of frozen accruals if earlier, to commencement. The normal retirement age under the qualified pension plan and the restoration plan (as described below) is age 65.

        The normal form of benefit for unmarried participants is a life annuity or single cash payout (if distribution is no greater than $1,000) and, for married participants, a qualified joint and survivor annuity, with a 50% continuation to spouse after death of the participant, equivalent in value to pension available to single participants. Upon the death of a participant electing a single life annuity (or, in the case of a joint and survivor annuity, the deaths of the participant and beneficiary), a single cash payment will be made equal to the excess (if any) of the lump sum amount payable at benefit commencement date over the total of all annuity payments made.

        The following optional forms are available to participants on the basis of actuarial equivalence: life annuity, 50% joint and survivor annuity, 75% joint and survivor annuity, 100% joint and survivor annuity, or a single cash payout.

        Upon the death of a participant electing a single life annuity (or, in the case of a joint and survivor annuity, the deaths of the participant and beneficiary), a single cash payment will be made equal to the excess (if any) of the lump sum amount payable at benefit commencement date over the total of all annuity payments made.

  New World Color (USA) Corp. Restoration Plan

        The New World Color (USA) Corp. Restoration Plan (sometimes referred to as the restoration plan) provides benefits to participants in qualified pension plan whose benefits under the qualified pension plan are restricted because of the limitation imposed on includible compensation under Section 401(a)(17) of the Internal Revenue Code.

        The benefit under the restoration plan for Mr. Freschi is the sum of the plan benefit earned on or before December 31, 2003, the plan benefit earned after December 31, 2003. For actively employed participants as of December 31, 2000 participating in a restoration plan as of that date, a transition benefit based on the benefits earned under the prior plan was established.

  Plan Benefit Earned on or Before December 31, 2003

        A lump sum equal to the excess of:

  (i)
  The product of the excess average compensation, as calculated for purposes of determining this benefit and the aggregate total benefit service pension equity credits (as described below) accrued on or before December 31, 2003, and

  (ii)
  The product of the excess average compensation, as calculated for purposes of determining this benefit and the aggregate non-pension equity service pension equity credits (as described below) accrued on or before December 31,2003.

  Plan Benefit Earned After December 31, 2003

        A lump sum equal to the excess of:

  (i)
  The product of the excess average compensation, as calculated for purposes of determining this benefit and the aggregate total benefit service pension equity credits accrued after December 31, 2003, and

  (ii)
  The product of the excess average compensation, as calculated for purposes of determining this benefit and the aggregate non-pension equity service pension equity credits accrued after December 31, 2003.

        For purposes of calculating the plan benefit for benefit service earned on or before December 31, 2003, excess average compensation is the participant's final average compensation (as defined under the qualified pension plan) based on compensation earned on or before December 31, 2003 but without regard to the limitation on compensation under Section 401(a)(17) of the Internal Revenue Code, and compensation earned after December 31, 2003 without regard to the limitation on compensation under Section 401(a)(17) of the Internal Revenue Code not in excess of $300,000, less the participant's final average compensation as computed under the qualified pension plan.

        For purposes calculating the plan benefit for benefit service earned after December 31, 2003, excess average compensation shall mean the participant's final average compensation (without regard to the limitation on compensation under Section 401(a)(17) of the Internal Revenue Code), not in excess of $300,000, less the participant's final average compensation under the qualified pension plan. Participants are fully vested in their benefits after five years of vesting service. Compensation for these purposes includes base pay plus commissions, severance pay, amounts contributed on behalf of the employee to a cafeteria plan or fringe transportation arrangement, and overtime for specified locations.

        The aggregate total benefit service pension equity credits are determined as follows:

Benefit Service on Date of Valuation	PEP Percentage
0	0
5	15
10	35
15	60
20	90
50	330

        The aggregate non-pension equity service pension equity credits are determined as follows:

Non-Pension Equity Service on Date of Valuation	PEP Percentage
0	0
5	15
10	35
15	60
20	90
50	330

        As of September 30, 2006, all benefit accruals under this plan were frozen. This plan is subject to a maximum payment value of $400,000 for each actively employed participant as of July 21, 2009, which is applied, in aggregate, to all nonqualified plans sponsored by this plan's sponsoring entity.

  New Supplemental Executive Retirement Plan/Agreement

        World Color (USA) Corp. has provided a New Supplemental Executive Retirement Plan/Agreement to Mr. Freschi that provides for supplemental retirement. The supplemental retirement income will be equal to (a) minus (b) where:

  (a)
  Annual retirement income equal to 1.00% of the average earnings of Mr. Freschi up to covered compensation, plus 1.55% of the average earnings of Mr. Freschi in excess of covered compensation, times the number of years of his covered credited service, reduced by 5% per year that the commencement date precedes Mr. Freschi's standard retirement date (upon reaching age 62).

  (b)
  Annual amount of pension payable to Mr. Freschi at retirement under the terms of any other World Color sponsored pension plan for his covered credited service, including both qualified and non-qualified plans.

        Earnings are defined as the basic salary received by Mr. Freschi for the performance of his normal duties during the plan year, including cash bonuses. Average earnings are defined as earnings during the five consecutive years of credited service that produce the highest average annual earnings, without regard to the limitation under Section 401(a)(17) of the Internal Revenue Code. Covered compensation is defined as the thirty-five year average of social security wage bases ending through the year of termination. Mr. Freschi will be fully vested in this benefit after attaining age 55 and earning five years of service. The benefit will be paid in the form of a single life annuity and reduced by five percent per annum (5%) for each year that actual retirement date precedes age 62. This plan is subject to a maximum payment value of $400,000 for each actively employed participant as of July 21, 2009, which is applied, in aggregate, to all nonqualified plans sponsored by this plan's sponsoring entity.

 2010 NONQUALIFIED DEFERRED COMPENSATION

        The following table sets forth certain information with respect to our NEOs' participation in our SERP, which is a nonqualified deferred compensation plan maintained by Quad/Graphics, and Mr. Freschi's participation in the New World Color (USA) Corp. Nonqualified Deferred Compensation Plan, a nonqualified deferred compensation plan maintained by an affiliate of World Color, during the year ended December 31, 2010. The material terms of Quad/Graphics' SERP and the New World Color (USA) Corp. Nonqualified Deferred Compensation Plan are described after the table.

Name	Executive Contributions in Last FY ($)	Registrant Contributions in Last FY(1) ($)	Aggregate Earnings in Last FY(2) ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last FYE ($)
J. Joel Quadracci(3)	—	113,610	14,934	—	725,923
John C. Fowler(3)	—	57,478	10,911	—	504,820
Thomas J. Frankowski(3)	—	41,115	6,957	—	326,366
David A. Blais(3)	—	41,115	5,751	—	276,906
Brian Freschi(4)	—	—	—	—	6,721

(1)
Amounts shown in the column below reflect the company contributions that we cannot make under our Diversified Plan due to restrictions under the Internal Revenue Code. These amounts are also included in the Summary Compensation Table.

(2)
These Aggregate Earnings are based on the Stable Asset Fund investment alternative under our Diversified Plan, are not "above-market or preferential earnings" as defined by the rules of the SEC and are therefore not required to be reported in the Summary Compensation Table.

(3)
Information in this row relates to our SERP.

(4)
Information in this row relates to the New World Color (USA) Corp. Nonqualified Deferred Compensation Plan.

  Quad/Graphics' Supplemental Executive Retirement Plan

        As described above under "—Compensation Discussion and Analysis—Welfare and Retirement Benefits," we maintain a SERP in which our NEOs are eligible to participate. The SERP is a nonqualified deferred compensation plan, not intended to meet the tax qualification requirements of Section 401(a) of the Internal Revenue Code.

        Under the SERP, our NEOs are eligible to receive contributions from us at the end of each year in an amount determined by the amount of the NEO's compensation that was subject to limitations imposed by Section 401(a)(17) under the Internal Revenue Code and the amount of its profit sharing and 401(k) matching contribution to the NEO under our Diversified Plan for the year. The amount of the NEO's benefit under the SERP is equal to the cumulative contributions made by us to the NEO's account, adjusted to reflect the investment income, gains and losses on a fund designated by us in our sole discretion, less any previous payments from such account.

        Participants become vested in their benefits on (i) their separation from service after reaching age 55 or (ii) their separation from service prior to age 55 as a result of death or disability. Participants may elect the times and form of payment of their benefit under the SERP from among the following alternatives:

  •
  A lump sum payment during the calendar month following the month in which the NEO's separation from service occurs;

  •
  A lump sum payment during the calendar month following the first anniversary of the NEO's separation from service;

  •
  A lump sum payment during the calendar month following the second anniversary of the NEO's separation from service;

  •
  A lump sum payment during the calendar month following the third anniversary of the NEO's separation from service;

  •
  A lump sum payment during the calendar month following the fourth anniversary of the NEO's separation from service; or

  •
  Five annual installments, with one-fifth of the account balance being paid during the calendar month following the month in which the NEO's separation from service occurs, one-quarter of the then-current account balance being paid during the subsequent January, and then, respectively, one-third, one-half, and the remainder of the then-current account balance being paid during each of the following three Januarys.

  New World Color (USA) Corp. Nonqualified Deferred Compensation Plan

        Mr. Freschi participates in the New World Color (USA) Corp. Nonqualified Deferred Compensation Plan (sometimes referred to as the New World Plan). The New World Plan replaced the Quebecor World (USA) Inc. Nonqualified Deferred Compensation Plan (sometimes referred to as the Old World Plan), which was cancelled in connection with World Color Press' emergence from bankruptcy protection.

        Under the Old World Plan, participants were generally eligible to receive contributions into a notional account from World Color (USA) Corp. at the end of each year in an amount equal to 4% of the excess of (a) the participant's compensation over a specified amount that is increased on a yearly basis to reflect the increase in the annual compensation limitation of Section 401(a)(17) of the Internal Revenue Code (sometimes referred to as the compensation limitation), over (b) the compensation limitation in effect for that year. Participants who have not completed at least one year of service before the first day of a year are eligible to receive an additional contribution equal to 2% of their compensation over a specified amount that is increased on a yearly basis to reflect the increase in the compensation limitation, excluding any such compensation received after the date on which the participant completes one year of service. As of the last day of each year and such other valuation dates designated by World Color (USA) Corp. (each, sometimes referred to as a valuation date), participants' accounts were credited with deemed interest equal to (a) the 12-month average of 30-year Treasury Bond rates for (x) the year in which the valuation date occurred, if the valuation date was the last day of the year, or (y) for the immediately preceding year, if the valuation date was any day other than the last day of the year, multiplied by (b) the participant's account balance as of the valuation date in question, multiplied by (c) a fraction, the numerator of which was the number of days since the day immediately preceding the valuation date, and the denominator of which was 365. Participants became vested in their benefits if they satisfied the following requirements while still employed: (i) the sum of the participant's age and years of continuous service equaled at least 60, and (ii) the participant had completed at least five years of continuous service and has attained age 50. Vested benefits were to be paid in a lump sum upon a participant's separation from service.

        The New World Plan preserved the terms of the Old World Plan; however, no contributions may be made to participants in respect of 2009 or any subsequent plan year except as expressly authorized by the board of directors of World Color (USA) Corp. The benefit payable to each participant in the New World Plan is the same as the benefit provided under the Old World Plan immediately prior to its cancellation, subject to ongoing adjustment for deemed investment returns and, in the case of participants who terminated prior to July 21, 2009, a 15% reduction. This plan is subject to a maximum payment value of $400,000 for each actively employed participant as of July 21, 2009, which is applied, in aggregate, to all nonqualified plans sponsored by this plan's sponsoring entity.

  Potential Payments Upon Termination or Change of Control

        As noted above, we maintain employment agreements with our pre-acquisition NEOs that provide for severance benefits upon certain terminations of employment and obligate the pre-acquisition NEOs to refrain from competing with us for two years following any termination of employment. If a covered pre-acquisition NEO's employment is terminated by our company other than for "cause" or by the executive with "good reason" (sometimes referred to as a triggering employment termination), the NEO will receive severance benefits generally consisting of monthly payments based on the executive's average annual cash consideration and the continuation of benefits through the remaining term of the employment agreement. The average annual cash consideration is defined generally as an amount equal to (i) the annual base salary in effect on the termination date plus (ii) the average annual cash performance bonus paid to executive pursuant to the employment agreement during the three-year period immediately preceding the termination date (subject to a minimum average annual cash consideration amount for each NEO). After the remaining term expires, the covered NEO is entitled to receive his base salary through the remainder of the two-year non-compete period. Each covered NEO may also receive up to $50,000 in outplacement services at our expense and continue to participate in any specified fringe benefit to the extent it applies to an executive officer whose employment has been terminated. The employment agreements further provide that the covered NEOs would be entitled to receive continuation in our medical, health, prescription drug, dental, disability, accident and life insurance plans through the months remaining under the employment agreements.

        "Cause" is generally defined under the employment agreements to include intentional and willful acts of the NEO involving fraud, embezzlement or theft, gross misconduct on the part of the NEO that is intentional and willful and that materially and demonstrably causes serious financial injury to our company, any conviction of the NEO of a felony, certain breaches of restrictive covenants under the agreement and any intentional, willful and material failure of the NEO to perform his employment duties for an extended period after our board of directors delivers a written demand for performance.

        "Good reason" is generally defined under the employment agreements to include any material breach of the employment agreement by our company, a reduction in the NEO's salary (other than for cause) or any reduction in the NEO's performance bonus or other incentive compensation potential (other than any change, except to lower base salary below the level originally specified in the agreement, that applies to substantially all of our other executive officers who are entitled to such benefits), or any material change (other than for cause) in the NEO's conditions of employment with our company.

        Upon any termination of employment, regardless of the reason, the employment agreements provide that a covered NEO's outstanding stock options that were outstanding as of January 1, 2004 immediately vest, and the NEO's exercise date for such options will be extended for a period of two years from the termination date.

        The equity plans and related option agreements under which our stock options were granted also provide that, in the event of a change of control of our company, all unvested options will become immediately vested and exercisable. In addition, upon the consummation of a change of control of our company following a covered NEO's termination, the employment agreements provide that the remaining cash portion of any severance benefits payable are immediately due and payable in full. The employment agreements provide that if any payment or benefit to a covered NEO would trigger the excise tax imposed by Internal Revenue Code Section 4999, then we would make an additional gross-up payment to such executive so that, after payment of income tax and excise tax on this gross-up payment, the executive would have sufficient funds to pay the excise tax triggered by the other payments and benefits.

        A "change of control" of our company is generally defined for purposes of the equity plans to include any person or group acquiring ownership of our common stock that, together with such stock already held by such person or group, constitutes more than 50% of the total voting power of our common stock. Transfers to (i) lineal descendants of the transferor, (ii) spouses of the transferor or such lineal descendants, or (iii) trusts, partnerships or other legal entities for the benefit of the transferor or any of the transferees described in (i) or (ii) is not considered in determining whether a change of control has occurred.

  Quantification of Potential Payments on a Change of Control or Termination Event

        The tables below reflect the amount of compensation that would be paid to each of our NEOs in the event of a change of control of our company or a triggering termination of such NEO's employment with our company. The amounts shown assume, among other things, that the applicable triggering event occurred on December 31, 2010 and include estimates of the amounts that would be paid to the NEOs following the triggering event. In the case of payments under the employment agreements triggered by a termination of employment, the amounts shown assume, solely for purposes of the tabular disclosure below, that we provided a notice of non-renewal on December 31, 2010 so that the terms of employment for our NEOs were not extended beyond December 31, 2011. The tables only include additional benefits that result from the termination and do not include any amounts or benefits earned, vested, accrued or owing under any plan for any other reason. The actual amounts to be paid can only be determined at the time of the triggering event. Payments under the arrangements are generally made in a lump sum, except for non-compete continuation payments, which are made in installments over the remaining term of the non-compete, and payments under our salary continuation plan, which are made in equal monthly installments over for duration of the benefit (generally 10 years in the case of the NEOs based on the assumptions described above).

        The following table sets forth the estimated amounts that would have become payable to our NEOs if a change in control of our company and a triggering employment termination had occurred on December 31, 2010:

Executive	Cash Termination Payment(1)($)	Stock Option Vesting(2)($)	Non-compete Continuation(1) ($)	Proportionate Bonus and Incentive(1) ($)	Out- placement(3)($)	Welfare and Insurance Coverage(1) ($)	Excise Tax Gross Up ($)	Totals(4) ($)
J. Joel Quadracci	1,634,467	7,900,350	975,000	1,071,800	50,000	20,734	1,593,183	13,245,534
John C. Fowler	903,667	3,791,790	600,000	476,000	50,000	16,952	—	5,838,409
Thomas J. Frankowski	668,583	1,637,150	450,000	346,375	50,000	16,910	828,959	3,997,977
David A. Blais	654,583	1,790,280	450,000	346,375	50,000	20,734	895,051	4,207,023

Totals	3,861,300	15,119,570	2,475,000	2,240,550	200,000	75,330	3,317,193	27,288,943

(1)
Triggered solely upon a covered termination of the executive officer.

(2)
Reflects an assumed value per share on December 31, 2010 of $41.26, which was the closing price of a share of our class A common stock on December 31, 2010. Amounts include a cash payment right with respect to options granted prior to 2008 that is paid out upon exercise. The cash payment right was awarded to all option holders in connection with amendments entered into in response to rules promulgated under Internal Revenue Code Section 409A, and is equal to the difference between the original exercise price per share and the current exercise price per share of the options, plus all non-tax cash dividends declared and paid on the underlying shares since the later of January 2005 or the date of the option award.

(3)
Outplacement services are assumed to be $50,000 per year.

(4)
Amounts assume that no fringe benefit policies would apply to terminated executives following termination.

        The following table sets forth the estimated value of accelerated vesting that would have occurred with respect to the equity grants of our NEOs if a change in control of our company, but no termination of employment, had occurred on December 31, 2010:

Executive	Stock Option Vesting(1)($)
J. Joel Quadracci	7,900,350
John C. Fowler	3,791,790
Thomas J. Frankowski	1,637,150
David A. Blais	1,790,280

Totals	15,119,570

(1)
Reflects an assumed value per share on December 31, 2010 of $41.26, which was the closing price of a share of our class A common stock on December 31, 2010. Amounts include a cash payment right with respect to options granted prior to 2008 that is paid out upon exercise. The cash payment right was awarded to all option holders in connection with amendments entered into in response to rules promulgated under Internal Revenue Code Section 409A, and is equal to the difference between the original exercise price per share and the current exercise price per share of the options, plus all non-tax cash dividends declared and paid on the underlying shares since the later of January 2005 or the date of the option award.

        The following table sets forth the estimated amounts that would have become payable to our NEOs under their employment arrangements if a triggering employment termination (but no change of control) had occurred on December 31, 2010:

Executive	Cash Termination Payment ($)	Noncompete Continuation ($)	Proportionate Bonus and Incentive ($)	Out- placement(1) ($)	Welfare and Insurance Coverage ($)	Totals(2) ($)
J. Joel Quadracci	1,634,467	975,000	1,071,800	50,000	20,734	3,752,001
John C. Fowler	903,667	600,000	476,000	50,000	16,952	2,046,619
Thomas J. Frankowski	668,583	450,000	346,375	50,000	16,910	1,531,868
David A. Blais	654,583	450,000	346,375	50,000	20,734	1,521,692

Totals	3,861,300	2,475,000	2,240,550	200,000	75,330	8,852,180

(1)
Outplacement services are assumed to be $50,000 per year.

(2)
Amounts assume that no fringe benefit polices would apply to terminated executives following termination.

        Upon a termination of employment for cause or without good reason, or by reason of death or disability, as of December 31, 2010, the employment agreements of our NEOs would have entitled the terminated NEO only to continued payment of the NEO's base salary and employee benefits through the date of termination. The following table sets forth the estimated amounts that would have become payable to our NEOs under their other employment arrangements if their employment had been terminated as a result of death or disability on December 31, 2010:

Executive	SERP(1) ($)	Base Salary Continuation(2) ($)	Totals ($)
J. Joel Quadracci	725,923	4,761,222	5,487,145
John C. Fowler	—	1,581,542	1,581,542
Thomas J. Frankowski	326,366	2,197,487	2,523,853
David A. Blais	276,906	2,197,487	2,474,393
Brian Freschi	—	2,441,652	2,441,652

Totals	1,329,195	13,179,390	14,508,585

(1)
The enhanced benefit the executive officer receives upon death or disability.

(2)
Triggered solely upon the death of the executive officer, and payable over a period of 120 months (55 months for Mr. Fowler). All amounts shown are present values of the expected benefits and assume the spouse of each executive officer will live until at least December 31, 2020.

        Except as set forth in the preceding table, Mr. Freschi would not have received any accelerated benefits or payments if his employment had terminated, or a change of control of our company had occurred, on December 31, 2010.

 COMPENSATION COMMITTEE REPORT

        The compensation committee of the Board has reviewed and discussed the preceding Compensation Discussion and Analysis with management and, based on such review and discussion, has recommended to the Board that the Compensation Discussion and Analysis be included in this proxy statement and incorporated by reference into the Company's Annual Report on Form 10-K for the year ended December 31, 2010.

        This report shall not be deemed to be incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, and shall not otherwise be deemed filed under such Acts.

John S. Shiely, Chairperson
William J. Abraham, Jr.
Douglas P. Buth
Betty Ewens Quadracci

 ADVISORY VOTE ON COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

        The Company views executive compensation as an important matter both to us and to the Company's shareholders. As required by Section 14A of the Securities Exchange Act of 1934, the Company is asking shareholders to vote, on a non-binding, advisory basis, on a resolution approving the compensation of our named executive officers as disclosed in the Compensation Discussion and Analysis section and the accompanying compensation tables and narrative discussion contained in this proxy statement. This advisory vote on the compensation of our named executive officers allows the Company's shareholders to express their views on our executive compensation programs. For a further description of the Company's executive compensation programs, please see the disclosure under the heading "Compensation of Executive Officers" above.

        The Board would like the support of the Company's shareholders for the compensation of our named executive officers as disclosed in this proxy statement. Accordingly, for the reasons discussed above, the Board recommends that shareholders vote in favor of the following resolution:

  "RESOLVED, that the shareholders approve, on an advisory basis, the compensation of the named executive officers as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis section and the compensation tables and narrative discussion contained in this proxy statement."

        The compensation of our named executive officers as disclosed in the Compensation Discussion and Analysis section and the accompanying compensation tables and narrative discussion contained in this proxy statement will be approved if the votes cast in favor of the resolution exceed the votes cast against the resolution, assuming a quorum exists. Any shares not voted at the Annual Meeting, whether due to abstentions, broker non-votes or otherwise, will not be counted and therefore have no effect on approval of this resolution. Shares of the Company's class A common stock, class B common stock and class C common stock vote together as a single class on this advisory vote.

        This advisory vote on the compensation of our named executive officers is not binding on the Company, the Board or the compensation committee of the Board. However, the Board and the compensation committee of the Board will review and consider the outcome of this advisory vote when making future compensation decisions for our named executive officers.

        THE BOARD RECOMMENDS A VOTE "FOR" APPROVAL OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS AS DISCLOSED IN THIS PROXY STATEMENT. SHARES OF COMMON STOCK REPRESENTED AT THE ANNUAL MEETING BY EXECUTED BUT UNMARKED PROXIES WILL BE VOTED "FOR" APPROVAL OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS AS DISCLOSED IN THIS PROXY STATEMENT.

 ADVISORY VOTE ON THE FREQUENCY OF THE ADVISORY VOTE ON COMPENSATION OF
OUR NAMED EXECUTIVE OFFICERS

        As required by Section 14A of the Securities Exchange Act of 1934, the Company is also seeking a vote, on a non-binding, advisory basis, on a resolution regarding the frequency of the advisory vote on the compensation of our named executive officers as disclosed pursuant to the executive compensation disclosure rules of the Securities and Exchange Commission. Shareholders may vote to approve holding an advisory vote on the compensation of our named executive officers every one, two or three years.

        After considering the benefits and consequences of each option for the frequency of submitting the advisory vote on the compensation of our named executive officers to shareholders, the Board recommends submitting the advisory vote on the compensation of our named executive officers to our shareholders once every three years.

        The Board believes a three-year period for holding this vote will promote the effective design and implementation of the Company's executive compensation policies and procedures because it will provide the Board and the compensation committee of the Board ample time to consider the results of the advisory vote and implement any desired changes to those policies and procedures. The Board also believes that a three-year period provides investors sufficient time to evaluate our short- and long-term executive compensation policies, particularly in light of aspects of our executive compensation package that vest over time.

        When voting on this advisory vote, shareholders should understand that they are not voting "for" or "against" the recommendation of the Board to hold the advisory vote once every three years. Rather, shareholders will have the option to choose whether to approve holding future advisory votes on the compensation of our named executive officers every one, two or three years, or to abstain entirely from voting on the matter. Shares of Common Stock represented by executed but unmarked proxies will be voted for holding the advisory vote on the compensation of our named executive officers once every three years; provided that, if you hold your shares of Common Stock through a broker-dealer, bank nominee, custodian or other securities intermediary, the intermediary will not vote those shares for any frequency unless you provide the intermediary with specific voting instructions on a timely basis directing the intermediary to vote for such frequency. The particular frequency of the advisory vote on the compensation of our named executive officers receiving the greatest number of votes cast for such frequency will be considered by the Board as the shareholders' recommendation as to the frequency of future shareholder advisory votes on the compensation of our named executive officers, and broker non-votes and abstentions will have no effect. However, the outcome of this vote on the frequency of future shareholder advisory votes on the compensation of our named executive officers is advisory and not binding on the Company or the Board. Accordingly, the Board may choose to hold the advisory vote on the compensation of our named executive officers on a more or less frequent basis than the frequency recommended by shareholders. Nevertheless, the Board will review and consider the outcome of this vote when making its determination as to the frequency of future advisory shareholder votes on the compensation of our named executive officers. Shares of the Company's class A common stock, class B common stock and class C common stock vote together as a single class on this advisory vote.

        THE BOARD RECOMMENDS A VOTE FOR SUBMITTING THE ADVISORY VOTE ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS TO SHAREHOLDERS "ONCE EVERY THREE YEARS." SHARES OF COMMON STOCK REPRESENTED AT THE ANNUAL MEETING BY EXECUTED BUT UNMARKED PROXIES WILL BE VOTED FOR SUBMITTING THE ADVISORY VOTE ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS TO SHAREHOLDERS "ONCE EVERY THREE YEARS."

 DIRECTOR COMPENSATION

        The Company currently has in effect the following compensation program for its non-employee directors: an annual retainer of $100,000, an additional retainer of $20,000 for the chairperson of the audit committee and $10,000 for the chairperson of each of the other committees of the Board, and, commencing January 1, 2011, an annual award of $100,000 of deferred stock units under the 2010 Plan. Prior to the acquisition of World Color Press in 2010, the Company annually granted each non-employee director an option to purchase shares of the Company's class A common stock (in 2010, an option to purchase 7,500 shares of class A common stock was granted). These historical options were granted at a $10 discount to appraised value for minority interest (Quad/Graphics was a private company at the times in which the options were granted), include a credit for non-tax distribution dividends, vest ratably over three years and are exercisable on the third and fifth anniversaries of the grant date, unless the director elects to defer exercisability until the tenth anniversary of the grant date.

        The following table summarizes the compensation of the Company's non-employee directors for 2010. As employee directors, neither J. Joel Quadracci nor Betty Ewens Quadracci received any compensation for their service as directors, and they are therefore omitted from the table. Mr. Quadracci's compensation for serving as the Company's Chairman, President and Chief Executive Officer, and Ms. Quadracci's compensation for serving as a Company employee, is set forth in this proxy statement under the sections titled "Compensation of Executive Officers" and "Corporate Governance—Compensation Committee Interlocks and Insider Participation," respectively. The Company also reimbursed each of its directors, including its employee directors, for expenses incurred in connection with attendance at meetings of the Board and its committees.

Name	Fees Earned or Paid in Cash	Option Awards(1)(2)	All Other Compensation(3)	Total
William J. Abraham, Jr.	$100,000	$125,175	$10,000	$235,175
Mark A. Angelson	$55,000	—	$10,000	$65,000
Douglas P. Buth	$120,000	$125,175	$10,000	$255,175
Christopher B. Harned	$110,000	$125,175	—	$235,175
Thomas O. Ryder	$50,000	—	$10,000	$60,000
John S. Shiely	$110,000	$125,175	$10,000	$245,175

(1)
Amounts are based on the aggregate grant date fair value of the awards to the directors under Quad/Graphics' 1999 Nonqualified Stock Option Plan, as determined in accordance with FASB ASC Topic 718. For the assumptions used in the valuation of the awards to the Company's non-employee directors, please see Note 21 to the Company's Consolidated Financial Statements in its Annual Report on Form 10-K for the year ended December 31, 2010.

(2)
The aggregate number of option awards outstanding as of December 31, 2010 for each non-employee director was as follows: Mr. Abraham held options to purchase an aggregate of 22,500 shares of the Company's class A common stock; Mr. Buth held options to purchase an aggregate of 17,500 shares of the Company's class A common stock; Mr. Harned held options to purchase an aggregate of 17,500 shares of the Company's class A common stock; and Mr. Shiely held options to purchase an aggregate of 22,500 shares of the Company's class A common stock. Messrs. Angelson and Ryder did not hold any options as of December 31, 2010.

(3)
Consists of charitable contributions made during the year in the indicated director's name.

 APPROVAL AND RATIFICATION OF THE
QUAD/GRAPHICS, INC. 2010 OMNIBUS INCENTIVE PLAN

General

        The Board is seeking approval and ratification from the Company's shareholders of the 2010 Plan at the Annual Meeting. The 2010 Plan replaced the Company's two prior stock option plans, both of which terminated in June 2010 (although outstanding awards under those plans were not affected by the termination of the plans).

        The following is a summary of the material provisions of the 2010 Plan and is qualified in its entirety by reference to the full text of the 2010 Plan, which is attached to this proxy statement as Appendix A.

Purpose

        The two complementary goals of the 2010 Plan are to attract and retain outstanding individuals to serve as officers, directors, employees and consultants to Quad/Graphics and to increase shareholder value. Through the approval of the 2010 Plan, the Board seeks to provide a direct link between shareholder value and compensation awards by authorizing awards of shares of the Company's class A common stock, monetary payments based on the value of the Company's class A common stock and other incentive compensation awards that are based on the Company's financial performance and individual performance.

Administration and Eligibility

        The 2010 Plan is administered by the compensation committee of the Board or a subcommittee thereof (sometimes referred to in this section as the Committee), which has the authority to interpret the provisions of the 2010 Plan; make, change and rescind rules and regulations relating to the 2010 Plan; and make changes to, or reconcile any inconsistency in, any award or agreement covering an award. The Committee may designate any of the following as a participant under the 2010 Plan: any officer or other employee of the Company or its affiliates or individuals engaged to become an officer or employee, consultants who provide services to the Company or its affiliates and non-employee directors of the Company. The Company currently has six non-employee directors.

Types of Awards

        Awards under the 2010 Plan may consist of incentive awards, stock options, stock appreciation rights, performance shares, performance units, shares of class A common stock, restricted stock, restricted stock units, deferred stock units or other stock-based awards as determined by the Committee. The Committee may grant any type of award to any participant it selects, but only employees of the Company or its subsidiaries may receive grants of incentive stock options. Awards may be granted alone or in addition to, in tandem with, or in substitution for any other award (or any other award granted under another plan of the Company or any affiliate). In addition, the Committee is authorized to provide or make awards in a manner that complies with the requirements of Section 409A of the Internal Revenue Code of 1986, as amended (sometimes referred to as the Code), so that the awards will avoid a plan failure as described in Section 409A(a)(1). The Committee's authorization includes the authority to defer payments or wait for specified distribution events, as provided in Section 409A(a)(2).

Shares Reserved under the 2010 Plan

        The 2010 Plan provides that an aggregate of 2,300,000 shares of class A common stock are reserved for issuance under the 2010 Plan, subject to adjustment as described below.

        In general, (a) if an award granted under the 2010 Plan lapses, expires, terminates or is cancelled without the issuance of shares under, or the payment of other compensation with respect to shares covered by, the award, (b) if it is determined during or at the conclusion of the term of an award that all or some portion of the shares with respect to which the award was granted will not be issuable, or that other compensation with respect to shares covered by the award will not be payable, (c) if shares are forfeited under an award, or (d) if shares are issued under any award and the Company reacquires them pursuant to rights reserved by the Company upon the issuance of the shares, then such shares may again be used for new awards under the 2010 Plan. Shares that are purchased by the Company using proceeds from option exercises, shares tendered or withheld in payment of the exercise price of options and shares tendered or withheld to satisfy federal, state or local tax withholding obligations may not be made available for issuance under the 2010 Plan.

        No participant may be granted awards under the 2010 Plan that could result in such participant:

  •
  receiving options or stock appreciation rights for more than 750,000 shares of class A common stock during any fiscal year of the Company;

  •
  receiving awards of restricted stock, restricted stock units and/or deferred stock units with an aggregate fair market value of more than $10,000,000, determined as of the grant date, during any fiscal year of the Company;

  •
  receiving, with respect to an award of performance shares and/or an award of performance units the value of which is based on the fair market value of a share of class A common stock, payment of more than $10,000,000 in respect of any fiscal year of the Company;

  •
  receiving, with respect to an annual incentive award in respect of any fiscal year of the Company, a cash payment of more than $8,000,000;

  •
  receiving, with respect to a long-term incentive award and/or an award of performance units the value of which is not based on the fair market value of a share of class A common stock, a cash payment of more than $10,000,000 in respect of any given fiscal year of the Company; or

  •
  receiving other stock-based awards with an aggregate fair market value of more than $10,000,000, determined as of the grant date, during any fiscal year of the Company.

        Each of these limitations is subject to adjustment as described below.

Options

        Pursuant to the 2010 Plan, the Committee has the authority to grant stock options and to determine all terms and conditions of each stock option. Stock options will be granted to participants at such time as the Committee will determine. The Committee will also determine the number of options granted, whether an option is to be an incentive stock option or non-qualified stock option and the grant date for the option, which may not be any date prior to the date that the Committee approves the grant. The Committee will fix the option price per share of class A common stock, which may never be less than the fair market value of a share of class A common stock on the date of grant. The Committee will determine the expiration date of each option except that the expiration date may not be later than ten years after the date of grant. Options will be exercisable at such times and be subject to such restrictions and conditions as the Committee deems necessary or advisable. Under the 2010 Plan, participants do not have a right to receive dividend payments or dividend equivalent payments with respect to shares of class A common stock subject to an outstanding stock option award.

Stock Appreciation Rights

        Pursuant to the 2010 Plan, the Committee has the authority to grant stock appreciation rights. A stock appreciation right granted under the 2010 Plan will generally confer on the participant holder a right to receive, upon exercise thereof, the excess of (a) the fair market value of one share of class A common stock on the date of exercise over (b) the grant price of the stock appreciation right as specified by the Committee, which may not be less than 100% of the fair market value of a share of class A common stock on the date of grant. The Committee will determine all terms and conditions of each stock appreciation right, including the grant price (subject to the foregoing sentence), term, methods of exercise, methods of settlement (including whether the holder of a stock appreciation right will be paid in cash, shares of class A common stock or other consideration), and any other conditions or restrictions on the exercise of any stock appreciation right as it may deem appropriate. Under the 2010 Plan, participants do not have a right to receive dividend payments or dividend equivalent payments with respect to shares of class A common stock subject to an outstanding stock appreciation right.

Performance and Stock Awards

        Pursuant to the 2010 Plan, the Committee has the authority to grant awards of shares of class A common stock, restricted stock, restricted stock units, deferred stock units, performance shares or performance units. Restricted stock means shares of class A common stock that are subject to a risk of forfeiture and/or restrictions on transfer, which may lapse upon the achievement or partial achievement of corporate, subsidiary or business unit performance goals established by the Committee and/or upon the completion of a period of service. Restricted stock unit or deferred stock units means the right to receive cash and/or shares of class A common stock, the value of which is equal to the fair market value of one share to the extent corporate, subsidiary or business unit performance goals established by the Committee are achieved or upon completion of a period of service or other event. Performance shares means the right to receive shares of class A common stock to the extent corporate, subsidiary or business unit performance goals established by the Committee are achieved. Performance units means the right to receive cash and/or shares of class A common stock valued in relation to a unit that has a designated dollar value or the value of which is equal to the fair market value of one or more shares of class A common stock, to the extent corporate, subsidiary or business unit performance goals established by the Committee are achieved.

        The Committee will determine all terms and conditions of the awards including (i) the number of shares of class A common stock and/or units to which such award relates, (ii) whether performance goals must be achieved for the participant to realize any portion of the benefit provided under the award, (iii) the length of the vesting and/or performance period, if any, and, if different, the date that payment of the benefit will be made, (iv) with respect to performance units, whether to measure the value of each unit in relation to a designated dollar value or the fair market value of one or more shares of class A common stock, and (v) with respect to performance shares, performance units, restricted stock units and deferred stock units, whether the awards will settle in cash, in shares of class A common stock, or in a combination of the two. Under the 2010 Plan, participants do not have a right to receive dividend payments or dividend equivalent payments with respect to unearned shares of class A common stock under a performance unit or restricted stock unit award.

        For purposes of the 2010 Plan, performance goals mean any goals the Committee establishes that relate to one or more of the following with respect to the Company or any one or more of its subsidiaries, affiliates or other business units: net earnings; net earnings attributable to common shareholders; operating income; income from continuing operations; net sales; cost of sales; gross income; earnings (including before taxes, and/or interest and/or depreciation and amortization); net earnings per share (including diluted earnings per share); price per share; cash flow; net cash provided by operating activities; net cash provided by operating activities less net cash used in investing activities; net operating profit; pre-tax profit; ratio of debt to debt plus equity; return on shareholder equity; total shareholder return; return on capital; return on assets; return on equity; return on investment; return on revenues; operating working capital; working capital as a percentage of net sales; cost of capital; average accounts receivable; economic value added; performance value added; customer satisfaction; customer loyalty and/or retention; employee safety; employee engagement; market share; system reliability; cost structure reduction; regulatory outcomes; diversity; cost savings; operating goals; operating margin; profit margin; sales performance; internal sales growth; and synergy savings. In addition, in the case of awards that the Committee determines will not be considered "performance-based compensation" under Code Section 162(m), the Committee may establish other performance goals not listed in the 2010 Plan.

        As to each performance goal, the relevant measurement of performance shall be computed in accordance with generally accepted accounting principles, but, unless otherwise determined by the Committee and to the extent consistent with Code Section 162(m), will exclude the effects of the following, if the amount is over $500,000 in the aggregate: (i) charges for reorganizing and restructuring; (ii) discontinued operations; (iii) asset write-downs; (iv) gains or losses on the disposition of a business; (v) mergers, acquisitions or dispositions; and (vi) extraordinary, unusual and/or non-recurring items of gain or loss, that in all of the foregoing the Company identifies in its audited financial statements, including footnotes, or the Management's Discussion and Analysis section of the Company's annual report.

Other Stock-Based Awards

        Pursuant to the 2010 Plan, the Committee has the authority to grant other types of awards, which may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, shares of class A common stock, either alone or in addition to or in conjunction with other awards, and payable in shares of class A common stock or cash. Such awards may include shares of unrestricted class A common stock, which may be awarded, without limitation, as a bonus, in payment of director fees, in lieu of cash compensation, in exchange for cancellation of a compensation right, or upon the attainment of performance goals or otherwise, or rights to acquire shares of class A common stock from the Company. The Committee will determine all terms and conditions of the award, including the time or times at which such award will be made and the number of shares of class A common stock to be granted pursuant to such award or to which such award will relate. Any award that provides for purchase rights must be priced at 100% of the fair market value of a share of class A common stock on the date of the award.

Incentive Awards

        Pursuant to the 2010 Plan, the Committee has the authority to grant annual and long-term incentive awards. An incentive award is the right to receive a cash payment to the extent performance goals are achieved. The Committee will determine all terms and conditions of an annual or long-term incentive award, including the performance goals, performance period, the potential amount payable, the type of payment and the timing of payment. The Committee must require that payment of all or any portion of the amount subject to the incentive award is contingent on the achievement or partial achievement of one or more performance goals during the period the Committee specifies. The

Committee may specify that performance goals subject to an award are deemed achieved upon a participant's death, disability or change in control of the Company or, in the case of awards that the Committee determines will not be considered performance-based compensation under Code Section 162(m), retirement or such other circumstances as the Committee may specify. The performance period for an annual incentive award must relate to a period of at least one of the Company's fiscal years, and the performance period for a long-term incentive award must relate to a period of more than one of the Company's fiscal years, except in each case, if the award is made at the time of commencement of employment with the Company or on the occasion of a promotion, then the award may relate to a shorter period. Payment of an incentive award will be in cash except to the extent the Committee determines that payment will be in shares of class A common stock or restricted stock, either on a mandatory basis or at the election of the participant receiving the award, having a fair market value at the time of the payment equal to the amount payable according to the terms of the incentive award.

Dividend Rights

        The Committee may give participants the right to receive any cash dividends (whether regular or otherwise), stock dividends and other distributions (whether paid in cash or securities), or their equivalents, paid or made with respect to awards other than stock options and stock appreciation rights.

Amendment of Minimum Vesting and Performance Periods

        Notwithstanding the requirements for minimum vesting and/or performance period for an award granted under the 2010 Plan, the 2010 Plan provides that the Committee may impose, at the time an award is granted or any later date, a shorter vesting and/or performance period to take into account a participant's hire or promotion, or may accelerate the vesting or deem an award earned, in whole or in part, on a participant's death, disability or retirement or a change in control of the Company, all as defined by the Committee.

Transferability

        Awards are not transferable other than by will or the laws of descent and distribution, unless the Committee allows a participant to (i) designate in writing a beneficiary to exercise the award or receive payment under the award after the participant's death, (ii) transfer an award to the former spouse of the participant as required by a domestic relations order incident to a divorce, or (iii) transfer an award; provided that the participant may not receive consideration for such a transfer of an award.

Adjustments

        If (i) the Company is involved in a merger or other transaction in which shares of class A common stock are changed or exchanged, (ii) the Company subdivides or combines shares of class A common stock or declares a dividend payable in shares of class A common stock, other securities or other property, (iii) the Company effects a cash dividend that exceeds 10% of the trading price of the shares of class A common stock or any other dividend or distribution in the form of cash or a repurchase of shares of class A common stock that the Board determines is special or extraordinary or that is in connection with a recapitalization or reorganization, or (iv) any other event shall occur, which in the case of this clause (iv), in the judgment of the Committee necessitates an adjustment to prevent dilution or enlargement of the benefits intended to be made available under the 2010 Plan, then the Committee will, in a manner it deems equitable, adjust any or all of (A) the number and type of shares of class A common stock subject to the 2010 Plan and which may, after the event, be made the subject of awards; (B) the number and type of shares of class A common stock subject to outstanding awards; (C) the grant, purchase or exercise price with respect to any award; and (D) to the extent such discretion does not cause an award that is intended to qualify as performance-based compensation under Code Section 162(m) to lose its status as such, the performance goals of an award. In any such case, the Committee may also provide for a cash payment to the holder of an outstanding award in exchange for the cancellation of all or a portion of the award.

        The Committee may, in connection with any merger, consolidation, acquisition of property or stock, or reorganization, and without affecting the number of shares of class A common stock otherwise reserved or available under the 2010 Plan, authorize the issuance or assumption of awards upon terms it deems appropriate.

Term of Plan

        Unless earlier terminated by the Board, the 2010 Plan will remain in effect until the earlier of (i) June 24, 2020 or (ii) the date all shares reserved for issuance have been issued.

Termination and Amendment

        The Board or the Committee may amend, alter, suspend, discontinue or terminate the 2010 Plan at any time, subject to the following limitations:

  •
  the Board must approve any amendment to the 2010 Plan if the Company determines such approval is required by prior action of the Board, applicable corporate law or any other applicable law;

  •
  shareholders must approve any amendment to the 2010 Plan if the Company determines that such approval is required by Section 16 of the Securities Exchange Act of 1934, the Code, the listing requirements of any principal securities exchange or market on which the shares of class A common stock are then traded or any other applicable law; and

  •
  shareholders must approve any amendment to the 2010 Plan that materially increases the number of shares of class A common stock reserved under the 2010 Plan or the limitations stated in the 2010 Plan on the number of shares of class A common stock that participants may receive through an award or that amends the provisions relating to the prohibition on repricing of outstanding options or stock appreciation rights.

        The Committee may modify or amend any award, or waive any restrictions or conditions applicable to any award or the exercise of the award, or amend, modify or cancel any terms and conditions applicable to any award, in each case by mutual agreement of the Committee and the award holder, so long as any such action does not increase the number of shares of class A common stock issuable under the 2010 Plan. The Committee need not obtain the award holder's consent for any such action that is permitted by the adjustment provisions of the 2010 Plan or for any such action: (i) to the extent the Committee deems such action necessary to comply with any applicable law or the listing requirements of any principal securities exchange or market on which the class A common stock is then traded; (ii) to the extent the Committee deems such action is necessary to preserve favorable accounting or tax treatment of any award for the Company; or (iii) to the extent the Committee determines that such action does not materially and adversely affect the value of an award or that such action is in the best interest of the award holder.

        The authority of the Board and the Committee to terminate or modify the 2010 Plan or awards will extend beyond the termination date of the 2010 Plan. In addition, termination of the 2010 Plan will not affect the rights of participants with respect to awards previously granted to them, and all unexpired awards will continue in force and effect after termination of the 2010 Plan except as they may lapse or be terminated by their own terms and conditions.

Repricing Prohibited

        Except as discussed under the heading "Approval and Ratification of the Quad/Graphics, Inc. 2010 Omnibus Incentive Plan—Adjustments" above, neither the Committee nor any other person may decrease the exercise price for any outstanding stock option or stock appreciation right after the date of grant, cancel an outstanding stock option or stock appreciation right in exchange for cash (other than cash equal to the excess of the fair market value of the shares subject to such stock option or stock appreciation right at the time of cancellation over the exercise or grant price for such shares), or allow a participant to surrender an outstanding stock option or stock appreciation right to the Company as consideration for the grant of a new stock option or stock appreciation right with a lower exercise price.

Certain U.S. Federal Income Tax Consequences

        The following summarizes certain U.S. federal income tax consequences relating to the 2010 Plan under current tax law.

  Stock Options

        The grant of a stock option will create no income tax consequences to the Company or the recipient. A participant who is granted a non-qualified stock option will generally recognize ordinary compensation income at the time of exercise in an amount equal to the excess of the fair market value of the class A common stock at such time over the exercise price. The Company will generally be entitled to a deduction in the same amount and at the same time as ordinary income is recognized by the participant. Upon the participant's subsequent disposition of the shares of class A common stock received with respect to such stock option, the participant will recognize a capital gain or loss (long-term or short-term, depending on the holding period) to the extent the amount realized from the sale differs from the tax basis, i.e., the fair market value of the class A common stock on the exercise date.

        In general, a participant will recognize no income or gain as a result of exercise of an incentive stock option (except that the alternative minimum tax may apply). Except as described below, the participant will recognize a long-term capital gain or loss on the disposition of the class A common stock acquired pursuant to the exercise of an incentive stock option and the Company will not be allowed a deduction. If the participant fails to hold the shares of class A common stock acquired pursuant to the exercise of an incentive stock option for at least two years from the grant date of the incentive stock option and one year from the exercise date, then the participant will recognize ordinary compensation income at the time of the disposition equal to the lesser of (a) the gain realized on the disposition, or (b) the excess of the fair market value of the shares of class A common stock on the exercise date over the exercise price. The Company will generally be entitled to a deduction in the same amount and at the same time as ordinary income is recognized by the participant. Any additional gain realized by the participant over the fair market value at the time of exercise will be treated as a capital gain.

  Stock Appreciation Rights

        The grant of a stock appreciation right will create no income tax consequences for the participant or the Company. Upon exercise of a stock appreciation right, the participant will recognize ordinary income equal to the amount of any cash and the fair market value of any shares of Common Stock or other property received, except that if the participant receives an option or shares of restricted stock upon exercise of a stock appreciation right, recognition of income may be deferred in accordance with the rules applicable to such other awards. The Company will generally be entitled to a deduction in the same amount and at the same time as income is recognized by the participant.

  Restricted Stock

        Generally, a participant will not recognize income and the Company will not be entitled to a deduction at the time an award of restricted stock is made, unless the participant makes the election described below. A participant who has not made such an election will recognize ordinary income at the time the restrictions on the stock lapse in an amount equal to the fair market value of the restricted stock at such time (less the amount, if any, the participant paid for such restricted stock). The Company will generally be entitled to a corresponding deduction in the same amount and at the same time as the participant recognizes income. Any otherwise taxable disposition of the restricted stock after the time the restrictions lapse will result in a capital gain or loss (long-term or short-term, depending on the holding period) to the extent the amount realized from the sale differs from the tax basis, i.e., the fair market value of the class A common stock on the date the restrictions lapse. Dividends paid in cash and received by a participant prior to the time the restrictions lapse will constitute ordinary income to the participant in the year paid and the Company will generally be entitled to a corresponding deduction for such dividends. Any dividends paid in stock will be treated as an award of additional restricted stock subject to the tax treatment described this proxy statement.

        A participant may, within 30 days after the date of the award of restricted stock, elect to recognize ordinary income as of the date of the award in an amount equal to the fair market value of such restricted stock on the date of the award (less the amount, if any, the participant paid for such restricted stock). If the participant makes such an election, then the Company will generally be entitled to a corresponding deduction in the same amount and at the same time as the participant recognizes income. If the participant makes the election, then any cash dividends the participant receives with respect to the restricted stock will be treated as dividend income to the participant in the year of payment and will not be deductible by the Company. Any otherwise taxable disposition of the restricted stock (other than by forfeiture) will result in a capital gain or loss. If the participant who has made an election subsequently forfeits the restricted stock, then the participant will only be entitled to deduct the amount paid, if any, for the stock. In addition, the Company would then be required to include as ordinary income the amount of any deduction the Company originally claimed with respect to such shares.

  Performance Shares

        The grant of performance shares will create no income tax consequences for the Company or the participant. Upon the participant's receipt of shares at the end of the applicable performance period, the participant will recognize ordinary income equal to the fair market value of the shares received, except that if the participant receives shares of restricted stock in payment of performance shares, recognition of income may be deferred in accordance with the rules applicable to restricted stock as described above. The Company will generally be entitled to a deduction in the same amount and at the same time as income is recognized by the participant. Upon the participant's subsequent disposition of the shares, the participant will recognize capital gain or loss (long-term or short-term, depending on the holding period) to the extent the amount realized from the disposition differs from the shares' tax basis, i.e., the fair market value of the shares on the date the participant received the shares.

  Performance Units and Restricted Stock Units

        The grant of a performance unit or restricted stock unit will create no income tax consequences to the Company or the participant. Upon the participant's receipt of cash and/or shares at the end of the applicable performance or vesting period, the participant will recognize ordinary income equal to the amount of cash and/or the fair market value of the shares received, and the Company will be entitled to a corresponding deduction in the same amount and at the same time. If performance units are settled in whole or in part in shares, upon the participant's subsequent disposition of the shares the participant will recognize a capital gain or loss (long-term or short-term, depending on the holding period) to the extent the amount realized upon disposition differs from the shares' tax basis, i.e., the fair market value of the shares on the date the employee received the shares.

  Incentive Awards

        A participant who is paid an incentive award will recognize ordinary income equal to the amount of cash paid, and the Company will be entitled to a corresponding deduction in the same amount and at the same time.

  Withholding

        In the event the Company is required to withhold any federal, state or local taxes or other amounts in respect of any income recognized by a participant as a result of the grant, vesting, payment or settlement of an award or disposition of any shares of class A common stock acquired under an award, the Company may deduct from any payments of any kind otherwise due the participant cash, or with the consent of the Committee, shares of class A common stock otherwise deliverable or vesting under an award, to satisfy such tax obligations. Alternatively, the Company may require such participant to pay to the Company or make other arrangements satisfactory to the Company regarding the payment to the Company of the aggregate amount of any such taxes and other amounts. If shares of class A common stock are deliverable on exercise or payment of an award, then the Committee may permit a participant to satisfy all or a portion of the federal, state and local withholding tax obligations arising in connection with such award by electing to (i) have the Company withhold shares otherwise issuable under the award, (ii) tender back shares received in connection with such award, or (iii) deliver other previously owned shares, in each case having a fair market value equal to the amount to be withheld. However, the amount to be withheld may not exceed the total minimum tax withholding obligations associated with the transaction to the extent needed for the Company to avoid an accounting charge.

  Additional Taxes Under Section 409A

        If an award under the 2010 Plan is considered non-qualified deferred compensation and such award is neither exempt from nor compliant with the requirements of Code Section 409A, then the participant will be subject to an additional 20% income tax on the value of the award when it is no longer subject to a substantial risk of forfeiture, as well as interest on the income taxes that were owed from the date of vesting to the date such taxes are paid.

  No Guarantee of Tax Treatment

        Notwithstanding any provision of the 2010 Plan, the Company does not guarantee that (i) any award intended to be exempt from Code Section 409A is so exempt, (ii) any award intended to comply with Code Section 409A or Section 422 does so comply, or (iii) any award will otherwise receive a specific tax treatment under any other applicable tax law, nor in any such case will the Company or any of its affiliates indemnify, defend or hold harmless any individual with respect to the tax consequences of any award.

  Section 162(m) Limit on Deductibility of Compensation

        Code Section 162(m) limits the deduction the Company can take for compensation it pays to its Chief Executive Officer and the four other highest paid officers other than the Chief Executive Officer (determined as of the end of each year) to $1.0 million per year per individual. However, certain performance-based compensation that meets the requirements of Code Section 162(m) does not have to be included when determining whether the $1.0 million limit has been met. The 2010 Plan is designed so that awards granted to the covered individuals may meet the Code Section 162(m) requirements for performance-based compensation.

New Plan Benefits

        The table below sets forth the awards granted under the 2010 Plan to the noted participants from its original adoption (prior to the time the Company was a publicly-traded company) until March 18, 2011:

New Plan Benefits—2010 Plan

Name and position	Non-Equity Incentive Awards	Shares of Restricted Stock and Restricted Stock Units	Stock Options(1)	Deferred Stock Units
J. Joel Quadracci Chairman, President and Chief Executive Officer	$1,071,800	18,844	119,643	—
John C. Fowler Executive Vice President and Chief Financial Officer	$476,000	5,389	34,218	—
Thomas J. Frankowski Executive Vice President of Manufacturing and President of Europe	$346,375	3,769	23,929	—
David A. Blais Executive Vice President and President of Magazines and Catalogs	$346,375	3,769	23,929	—
Brian Freschi President of Retail Inserts, Directories, Books and Canada	$93,750	3,317	21,057	—
All executive officers as a group (13 persons)	$3,860,444	44,510	282,598	—
All non-employee directors as a group (6 persons)	—	—	—	13,704
All employees, excluding executive officers, as a group (155 persons)	—	89,430	165,556	—

(1)
Options to purchase shares of the Company's class A common stock at an exercise price of $41.26 per share.

        In addition to the awards described in the preceding table, the Company also adopted a Synergy Rewards Program under the 2010 Plan and made incentive awards under the program to 64 of its employees (with the ability to include additional employees under the program), including executive officers, who are expected to be instrumental in, and devote a significant amount of their time to, achieving synergies related to the acquisition of World Color Press. The amount paid out under these awards, if any, will be determined in 2013 based on the achievement of synergies. The Company currently cannot determine the value of these awards or other awards that may be granted under the 2010 Plan in the future to eligible participants. The Committee will make future awards under the 2010 Plan in its discretion from time to time, and the benefits received will depend on the fair market value of the Company's class A common stock at various future dates and the extent to which performance goals set by the Committee are met.

        On March 18, 2011, the closing price per share of class A common stock on the New York Stock Exchange was $42.97.

Securities Authorized for Issuance under Equity Compensation Plans

        The following table sets forth information as of March 18, 2011 with respect to equity securities of the Company that may be issued under the Company's existing equity compensation plans. The table does not include employee benefit plans intended to meet the qualification requirements of Section 401(a) of the Code. All equity compensation plans are described more fully in Note 21 to the Company's consolidated financial statements included in its Annual Report on Form 10-K for the year ended December 31, 2010.

Plan Category	Number of securities to be issued upon the exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in the first column)
Equity compensation plans approved by security holders(1)	476,483	$41.26	1,704,202
Equity compensation plans not approved by security holders(2)	3,736,259	$13.12	N/A

Total	4,212,742	$16.30	1,704,202

(1)
Includes the 2010 Plan, which was approved by the Company's shareholders in June 2010, prior to the time in which the Company became a publicly-traded company (the Company is seeking ratification of the 2010 Plan at the Annual Meeting).

(2)
Includes the Company's 1999 Nonqualified Stock Option Plan and the 1990 Stock Option Plan, both of which were adopted by the Company's board of directors when Quad/Graphics was not a publicly-traded company. No further awards will be granted under these plans.

Vote Required

        The affirmative vote of the holders of a majority of the voting power of the shares of the Company's class A common stock, class B common stock and class C common stock, voting together as a single voting group, represented and voted at the Annual Meeting, assuming a quorum is present, is required for approval and ratification of the 2010 Plan.

        THE BOARD RECOMMENDS A VOTE "FOR" THE APPROVAL AND RATIFICATION OF THE 2010 PLAN. SHARES OF THE COMPANY'S COMMON STOCK REPRESENTED AT THE ANNUAL MEETING BY EXECUTED BUT UNMARKED PROXIES WILL BE VOTED "FOR" THE APPROVAL AND RATIFICATION OF THE 2010 PLAN.

 MISCELLANEOUS

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors, executive officers and any owner of greater than 10% of the Company's Common Stock to file reports with the Securities and Exchange Commission concerning their ownership of the Company's Common Stock. Based solely upon information provided to the Company by individual directors and executive officers, the Company believes that, during the fiscal year ended December 31, 2010, all of its directors and executive officers and owners of greater than 10% of the Company's Common Stock complied with the Section 16(a) filing requirements.

Independent Registered Public Accounting Firm

        Deloitte & Touche LLP acted as the independent registered public accounting firm for the Company in 2010 and it is anticipated that such firm will be similarly appointed to act in 2011. The audit committee of the Board is solely responsible for the selection, retention, oversight and, when appropriate, termination of the Company's independent registered public accounting firm. Representatives of Deloitte & Touche LLP are expected to be present at the Annual Meeting with the opportunity to make a statement if they so desire. Such representatives are also expected to be available to respond to appropriate questions.

        For the years ended December 31, 2010 and 2009, the Company incurred the following fees by its independent registered public accounting firm, Deloitte & Touche LLP:

	2010	2009
Audit fees(1)	$2,961,000	$786,000
Audit-related fees(2)	27,000	828,000
Tax fees(3)	1,077,000	1,342,000
All other fees	—	—

Total	$4,065,000	$2,956,000

(1)
Audit fees paid to Deloitte & Touche LLP were for services and expenses associated with the 2010 and 2009 audits of annual financial statements, including statutory audits, 2010 review of financial statements included in the Company's Form 10-Qs, the 2009 private company audit and procedures related to the 2009 initial filing of the Company's Registration Statement on Form S-4 relating to the acquisition of World Color Press.

(2)
Audit-related fees paid to Deloitte & Touche LLP were for services in connection with due diligence, a SAS 70 review, employee benefit audit and the paper pricing agreed upon procedures.

(3)
Tax fees paid to Deloitte & Touche LLP were for services for tax return preparation, including expatriates, tax consultations and tax due diligence.

        The audit committee of the Board does not consider the provision of non-audit services by Deloitte & Touche LLP to be incompatible with maintaining auditor independence. The audit committee has established pre-approval policies and procedures with respect to audit and permitted non-audit services to be provided by its independent registered public accounting firm. Pursuant to these policies and procedures, the audit committee may delegate its pre-approval authority to the chairman (up to a set dollar amount), provided that chairman's decisions to grant pre-approvals are presented to the full audit committee at its next scheduled meeting. The audit committee's pre-approval policies do not permit the delegation of the audit committee's responsibilities to management. All services performed in connection with the fees reported under the headings audit fees, audit-related fees and tax fees after the Company became a publicly-traded company in July 2010 were pre-approved by the audit committee in accordance with Securities and Exchange Commission's rules and the committee's policies and procedures.

Shareholder Proposals

        A shareholder of the Company who intends to present a proposal at, and have the proposal included in the Company's proxy statement for, an annual meeting of shareholders must comply with the requirements of Rule 14a-8 under the Securities Exchange Act of 1934, as amended. In order to comply with such rule, among other things, proposals submitted for the 2012 Annual Meeting must be received by the Company by the close of business on December 6, 2011. In addition, a shareholder who otherwise intends to present a proposal at an annual meeting (including nominating persons for election as directors) must comply with the requirements set forth in the Company's bylaws. Among other things, to present a proposal at an annual meeting, a shareholder must give timely written notice thereof, complying with the bylaws, to the Secretary of the Company. Under the bylaws, if such notice is not received by the Company on a timely basis, the Company will not be required to present such proposal at the annual meeting. If the Board chooses to present such proposal at the annual meeting, then the persons named in proxies solicited by the Board for that annual meeting may exercise discretionary voting power with respect to such proposal. To be timely, a shareholder who intends to present a proposal at the 2012 Annual Meeting, but does not intend to have the proposal included in the Company's proxy statement for such meeting, must provide the Company with the required written notice so that the Company receives it on or before December 31, 2011 (assuming a meeting date before May 1, 2012). If the date of the 2012 Annual Meeting is on or after May 1, 2012, then the deadline for receipt by the Company of a timely notice under the bylaws is extended one day after December 31, 2011 for each day after April 30, 2012 until the date of the 2012 Annual Meeting (for example, if the 2012 Annual Meeting will be held on May 10, 2012, then the notice deadline under the Company's bylaws would be January 10, 2012).

Assessment of Compensation-Related Risk

        In 2010, the Company's management conducted an evaluation of its compensation arrangements for executive officers and non-executive officer employees and the incentives created by such arrangements for employees to take risks. As a result of this assessment, the Company's management concluded, based primarily on the fact that the Company currently has no material commission-based compensation programs and the fact that amounts earned under its primary cash-based incentive program are determined subjectively based on a large number of Company-wide performance measures, that the Company's compensation policies and practices do not create risks that are reasonably likely to have a material adverse effect on the Company.

Other Matters

        The cost of soliciting proxies will be borne by the Company. In addition to soliciting proxies by mail, proxies may be solicited personally and by telephone by certain officers and regular associates of the Company. The Company will reimburse brokers and other nominees for their reasonable expenses in communicating with the persons for whom they hold Common Stock.

        Pursuant to the rules of the Securities and Exchange Commission, services that deliver the Company's communications to shareholders that hold their stock through a bank, broker or other holder of record may deliver to multiple shareholders sharing the same address a single copy of the Company's annual report to shareholders and proxy statement. Upon written or oral request, the Company will promptly deliver a separate copy of the annual report to shareholders and/or proxy statement to any shareholder at a shared address to which a single copy of each document was delivered. Shareholders may notify the Company of their requests by calling or writing Andrew R. Schiesl, Vice President, General Counsel and Secretary, Quad/Graphics, Inc., N63 W23075 Highway 74, Sussex, Wisconsin 53089-2827, or at telephone number (414) 566-2017.

                      QUAD/GRAPHICS, INC.

                      Andrew R. Schiesl
                       Vice President, General Counsel and Secretary

Sussex, Wisconsin
April 4, 2011

 Appendix A

QUAD/GRAPHICS, INC.
2010 OMNIBUS INCENTIVE PLAN
March 8, 2011

1.     Purposes, History and Effective Date.

        (a)    Purpose.    The Quad/Graphics, Inc. 2010 Omnibus Incentive Plan has two complementary purposes: (i) to attract and retain outstanding individuals to serve as officers, directors, employees and consultants and (ii) to increase shareholder value. The Plan will provide participants incentives to increase shareholder value by offering the opportunity to acquire shares of the Company's Class A Common Stock, receive monetary payments based on the value of such common stock, or receive other incentive compensation, on the potentially favorable terms that this Plan provides.

        (b)    Effective Date.    This Plan became effective, and Awards were permitted to be granted under this Plan, on and after the Effective Date. This Plan will terminate as provided in Section 15.

2.
Definitions.    Capitalized terms used in this Plan have the following meanings:

        (a)   "Affiliate" has the meaning ascribed to such term in Rule 12b-2 under the Exchange Act or any successor rule or regulation thereto.

        (b)   "Applicable Exchange" means the New York Stock Exchange or such other exchange or automated trading system on which the Stock is principally traded at the applicable time.

        (c)   "Award" means a grant of Options, Stock Appreciation Rights, Performance Shares, Performance Units, Shares, Restricted Stock, Restricted Stock Units, Deferred Stock Units, Incentive Awards or any other type of award permitted under this Plan. Any Award granted under this Plan shall be provided or made in such manner and at such time as complies with the applicable requirements of Code Section 409A to avoid a plan failure described in Code Section 409A(a)(1), including, without limitation, deferring payment to a specified employee or until a specified distribution event, as provided in Code Section 409A(a)(2).

        (d)   "Board" means the Board of Directors of the Company.

        (e)   "Code" means the Internal Revenue Code of 1986, as amended. Any reference to a specific provision of the Code includes any successor provision and the regulations promulgated under such provision.

        (f)    "Committee" means the Compensation Committee of the Board (or a successor committee with the same or similar authority).

        (g)   "Company" means Quad/Graphics, Inc., a Wisconsin corporation, or any successor thereto.

        (h)   "Deferred Stock Unit" means the right to receive cash and/or Shares the value of which is equal to the Fair Market Value of one Share.

        (i)    "Director" means a member of the Board; "Non-Employee Director" means a Director who is not an employee of the Company or its Subsidiaries; and "Outside Director" means a Director who qualifies as an outside director within the meaning of Code Section 162(m).

        (j)    "Effective Date" means June 24, 2010.

        (k)   "Exchange Act" means the Securities Exchange Act of 1934, as amended. Any reference to a specific provision of the Exchange Act includes any successor provision and the regulations and rules promulgated under such provision.

        (l)    "Fair Market Value" means a price that is based on the opening, closing, actual, high or low sale price, or the arithmetic mean of selling prices of, a Share, on the Applicable Exchange on the applicable date, the preceding trading day, the next succeeding trading day, or the arithmetic mean of selling prices on all trading days over a specified averaging period weighted by volume of trading on each trading day in the period that is within 30 days before or 30 days after the applicable date, as determined by the Committee in its discretion; provided that, if an arithmetic mean of prices is used to set a grant price or an exercise price for an Option or Stock Appreciation Right, the commitment to grant the applicable Award based on such arithmetic mean must be irrevocable before the beginning of the specified averaging period in accordance with Treasury Regulation 1.409A-1(b)(5)(iv)(A). The method of determining Fair Market Value with respect to an Award shall be determined by the Committee and may differ depending on whether Fair Market Value is in reference to the grant, exercise, vesting, settlement, or payout of an Award; provided that, if the Committee does not specify a different method, the Fair Market Value of a Share as of a given date shall be the closing sale price as of the trading day immediately preceding the date as of which Fair Market Value is to be determined or, if there shall be no such sale on such date, the next preceding day on which such a sale shall have occurred. If the Stock is not traded on an established stock exchange, the Committee shall determine in good faith the Fair Market Value in whatever manner it considers appropriate, but based on objective criteria. Notwithstanding the foregoing, in the case of the sale of Shares on the Applicable Exchange, the actual sale price shall be the Fair Market Value of such Shares.

        (m)  "Incentive Award" means the right to receive a cash payment to the extent Performance Goals are achieved, and shall include "Annual Incentive Awards" as described in Section 10 and "Long-Term Incentive Awards" as described in Section 11.

        (n)   "Option" means the right to purchase Shares at a stated price for a specified period of time.

        (o)   "Participant" means an individual selected by the Committee to receive an Award.

        (p)   "Performance Goals" means any goals the Committee establishes that relate to one or more of the following with respect to the Company or any one or more Subsidiaries, Affiliates or other business units: net earnings; net earnings attributable to common shareholders; operating income; income from continuing operations; net sales; cost of sales; gross income; earnings (including before taxes, and/or interest and/or depreciation and amortization); net earnings per share (including diluted earnings per share); price per share; cash flow; net cash provided by operating activities; net cash provided by operating activities less net cash used in investing activities; net operating profit; pre-tax profit; ratio of debt to debt plus equity; return on shareholder equity; total shareholder return; return on capital; return on assets; return on equity; return on investment; return on revenues; operating working capital; working capital as a percentage of net sales; cost of capital; average accounts receivable; economic value added; performance value added; customer satisfaction; customer loyalty and/or retention; employee safety; employee engagement; market share; system reliability; cost structure reduction; regulatory outcomes; diversity; cost savings; operating goals; operating margin; profit margin; sales performance; internal sales growth; and synergy savings. As to each Performance Goal, the relevant measurement of performance shall be computed in accordance with generally accepted accounting principles, but, unless otherwise determined by the Committee and to the extent consistent with Code Section 162(m), will exclude the effects of the following, if the amount is over $500,000 in the aggregate: (i) charges for reorganizing and restructuring, (ii) discontinued operations, (iii) asset write-downs, (iv) gains or losses on the disposition of a business, (v) mergers, acquisitions or dispositions, and (vi) extraordinary, unusual and/or non-recurring items of gain or loss, that in all of the foregoing the Company identifies in its audited financial statements, including footnotes, or the Management's Discussion and Analysis section of the Company's annual report. Also, the Committee may, to the extent consistent with Code Section 162(m), appropriately adjust any evaluation of performance under a Performance Goal to exclude any of the following events that occurs during a performance period: (i) litigation, claims, judgments or settlements; (ii) the effects of changes in other laws or regulations affecting reported results; and (iii) changes in tax or accounting principles, regulations or laws. In addition, in the case of Awards that the Committee determines at the date of grant will not be considered "performance-based compensation" under Code Section 162(m), the Committee may establish other Performance Goals not listed in this Plan. Where applicable, the Performance Goals may be expressed, without limitation, in terms of attaining a specified level of the particular criterion or the attainment of an increase or decrease (expressed as absolute numbers or a percentage) in the particular criterion or achievement in relation to a peer group or other index. The Performance Goals may include a threshold level of performance below which no payment will be made (or no vesting will occur), levels of performance at which specified payments will be paid (or specified vesting will occur), and a maximum level of performance above which no additional payment will be made (or at which full vesting will occur).

        (q)   "Performance Shares" means the right to receive Shares to the extent Performance Goals are achieved.

        (r)   "Performance Units" means the right to receive cash and/or Shares valued in relation to a unit that has a designated dollar value or the value of which is equal to the Fair Market Value of one or more Shares, to the extent Performance Goals are achieved.

        (s)   "Person" has the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof.

        (t)    "Plan" means this Quad/Graphics, Inc. 2010 Omnibus Incentive Plan, as may be amended from time to time.

        (u)   "Restricted Stock" means Shares that are subject to a risk of forfeiture and/or restrictions on transfer, which may lapse upon the achievement or partial achievement of Performance Goals and/or upon the completion of a period of service.

        (v)   "Restricted Stock Unit" means the right to receive cash and/or Shares the value of which is equal to the Fair Market Value of one Share.

        (w)  "Rule 16b-3" means Rule 16b-3 as promulgated by the United States Securities and Exchange Commission under the Exchange Act.

        (x)   "Stock Appreciation Right" means the right to receive a payment based on the amount by which the Fair Market Value of a Share on the date of exercise exceeds the grant price, all as determined pursuant to Section 8.

        (y)   "Section 16 Participants" means Participants who are subject to the provisions of Section 16 of the Exchange Act.

        (z)   "Share" means a share of Stock.

        (aa) "Stock" means the Class A Common Stock of the Company, $.025 par value per share.

        (bb) "Subsidiary" means any corporation, limited liability company or other limited liability entity in an unbroken chain of entities beginning with the Company if each of the entities (other than the last entities in the chain) owns the stock or equity interest possessing more than fifty percent (50%) of the total combined voting power of all classes of stock or other equity interests in one of the other entities in the chain.

3.     Administration.

        (a)    Committee Administration.    In addition to the authority specifically granted to the Committee in this Plan, the Committee has full discretionary authority to administer this Plan, including but not limited to the authority to (i) interpret the provisions of this Plan, (ii) prescribe, amend and rescind rules and regulations relating to this Plan, (iii) correct any defect, supply any omission, or reconcile any inconsistency in any Award or agreement covering an Award in the manner and to the extent it deems desirable to carry this Plan into effect and (iv) make all other determinations necessary or advisable for the administration of this Plan. All Committee determinations shall be made in the sole discretion of the Committee and are final and binding on all interested parties.

        (b)    Delegation to Other Committees or Officers.    To the extent applicable law permits, the Board may delegate to another committee of the Board, or the Committee may delegate to one or more officers of the Company, any or all of the authority and responsibility of the Committee; provided, however, that no such delegation is permitted with respect to Awards made to Section 16 Participants or with respect to Awards intended to qualify as performance-based compensation under Code Section 162(m) at the time any such delegated authority or responsibility is exercised unless the delegation is to another committee or subcommittee of the Board consisting entirely of Directors who are Non-Employee Directors and Outside Directors. If the Board has made such a delegation, then all references to the Committee in this Plan include such other committee or one or more officers to the extent of such delegation.

        (c)    Indemnification.    The Company will indemnify and hold harmless each member of the Board and the Committee, and each officer or member of any other committee to whom a delegation under Section 3(b) has been made, as to any acts or omissions, or determination made, with respect to this Plan or any Award to the maximum extent that the law and the Company's by-laws permit.

4.     Eligibility.

        The Committee may designate any of the following as a Participant from time to time: any officer or other employee of the Company or its Affiliates, an individual that the Company or an Affiliate has engaged to become an officer or employee, a consultant who provides services to the Company or its Affiliates, or a Director, including a Non-Employee Director. The Committee's designation of a Participant in any year will not require the Committee to designate such person to receive an Award in any other year. The Committee's granting of a particular type of Award to a Participant will not require the Committee to grant any other type of Award to such individual.

5.     Types of Awards.

        Subject to the terms of this Plan, the Committee may grant any type of Award to any Participant it selects, but only employees of the Company or a Subsidiary may receive grants of incentive stock options within the meaning of Code Section 422. Awards may be granted alone or in addition to, in tandem with, or in substitution for any other Award (or any other award granted under another plan of the Company or any Affiliate).

6.     Shares Reserved under this Plan.

        (a)    Plan Reserve.    Subject to adjustment as provided in Section 17, an aggregate of 2,300,000 Shares are reserved for issuance under this Plan; provided that only 500,000 shares may be issued pursuant to the exercise of incentive stock options. The Shares reserved for issuance may be either authorized and unissued Shares or Shares reacquired at any time and now or hereafter held as treasury stock.

        (b)    Replenishment of Shares Under this Plan.    If (i) an Award lapses, expires, terminates or is cancelled without the issuance of Shares under, or the payment of other compensation with respect to Shares covered by, the Award (whether due currently or on a deferred basis), (ii) it is determined during or at the conclusion of the term of an Award that all or some portion of the Shares with respect to which the Award was granted will not be issuable, or that other compensation with respect to Shares covered by the Award will not be payable, (iii) Shares are forfeited under an Award, or (iv) Shares are issued under any Award and the Company subsequently reacquires them pursuant to rights reserved upon the issuance of the Shares, then such Shares shall be recredited to the Plan's reserve and may again be used for new Awards under this Plan. Notwithstanding the foregoing, in no event shall the following Shares be recredited to the Plan's reserve: (i) Shares purchased by the Company using proceeds from Option exercises; (ii) Shares tendered or withheld in payment of the exercise price of an Option; and (iii) Shares tendered or withheld to satisfy federal, state or local tax withholding obligations.

        (c)    Participant Limitations.    Subject to adjustment as provided in Section 17, no Participant may be granted Awards that could result in such Participant:

            (i)  receiving Options or Stock Appreciation Rights for more than 750,000 Shares during any fiscal year of the Company;

           (ii)  receiving Awards of Restricted Stock and/or Restricted Stock Units and/or Deferred Stock Units with an aggregate Fair Market Value of more than $10,000,000, determined on the basis of the closing sale price of a Share on the Applicable Exchange as of the trading day immediately preceding the date of grant or, if there shall be no sale on such date, the next preceding day on which a sale shall have occurred, during any fiscal year of the Company;

          (iii)  receiving, with respect to an Award of Performance Shares and/or an Award of Performance Units the value of which is based on the Fair Market Value of a Share, payment of more than $10,000,000 in respect of any fiscal year of the Company;

          (iv)  receiving, with respect to an Annual Incentive Award in respect of any fiscal year of the Company, a cash payment of more than $8,000,000;

           (v)  receiving, with respect to a Long-Term Incentive Award and/or an Award of Performance Units the value of which is not based on the Fair Market Value of a Share, a cash payment of more than $10,000,000 in respect of any given fiscal year of the Company; or

          (vi)  receiving other Stock-based Awards pursuant to Section 12 with an aggregate Fair Market Value of more than $10,000,000, determined as of the date of grant, during any fiscal year of the Company.

        In all cases, determinations under this Section 6(c) should be made in a manner that is consistent with the exemption for performance-based compensation that Code Section 162(m) provides.

7.     Options.

        Subject to the terms of this Plan, the Committee will determine all terms and conditions of each Option, including but not limited to: (a) whether the Option is an "incentive stock option" which meets the requirements of Code Section 422, or a "nonqualified stock option" which does not meet the requirements of Code Section 422; (b) the grant date, which may not be any day prior to the date that the Committee approves the grant; (c) the number of Shares subject to the Option; (d) the exercise price, which may never be less than the Fair Market Value of the Shares subject to the Option as determined on the date of grant; (e) the terms and conditions of exercise, including vesting; and (f) the term, except that an Option must terminate no later than 10 years after the date of grant. In all other respects, the terms of any incentive stock option should comply with the provisions of Code Section 422 except to the extent the Committee determines otherwise. Except to the extent the Committee determines otherwise, a Participant may exercise an Option in whole or part after the right to exercise the Option has accrued, provided that any partial exercise must be for one hundred (100) Shares or multiples thereof. If an Option that is intended to be an incentive stock option fails to meet the requirements thereof, the Option shall automatically be treated as a nonqualified stock option to the extent of such failure.

8.     Stock Appreciation Rights.

        Subject to the terms of this Plan, the Committee may grant to Participants Stock Appreciation Rights, either alone or in addition to or in conjunction with other Awards. Subject to the terms of this Plan and any applicable Award agreement, a Stock Appreciation Right shall confer on the holder thereof a right to receive, upon exercise thereof, the excess of (a) the Fair Market Value of one Share on the date of exercise over (b) the grant price of the Stock Appreciation Right as specified by the Committee, which shall be not less than 100% of the Fair Market Value of one Share on the date of grant of the Stock Appreciation Right. Subject to the foregoing and other terms of this Plan, the Committee will determine all terms and conditions of each Stock Appreciation Right, including but not limited to, the grant price, term (except no Stock Appreciation Right shall be exercisable for more than 10 years from the date of grant unless granted to a Participant outside of the United States), methods of exercise, methods of settlement (including whether the Participant will be paid in cash, Shares, other securities, other Awards, or other property, or any combination thereof), and any conditions or restrictions on the exercise of any Stock Appreciation Right as it may deem appropriate.

9.     Performance and Stock Awards.

        Subject to the terms of this Plan, the Committee will determine all terms and conditions of each award of Shares, Restricted Stock, Restricted Stock Units, Deferred Stock Units, Performance Shares or Performance Units, including but not limited to: (a) the number of Shares and/or units to which such Award relates; (b) whether, as a condition for the Participant to realize all or a portion of the benefit provided under the Award, one or more Performance Goals must be achieved during such period as the Committee specifies; (c) the length of the vesting, performance and/or deferral period, if any, and, if different, the date on which payment of the benefit provided under the Award will be made; (d) with respect to Performance Units, whether to measure the value of each unit in relation to a designated dollar value or the Fair Market Value of one or more Shares; and (e) with respect to Performance Shares, Performance Units, Restricted Stock Units, and Deferred Stock Units, whether to settle such Awards in cash, in Shares (including Restricted Stock), or in a combination of cash and Shares.

10.   Annual Incentive Awards.

        Subject to the terms of this Plan, the Committee will determine all terms and conditions of an Annual Incentive Award, including but not limited to the Performance Goals, performance period, the potential amount payable, the type of payment, and the timing of payment, subject to the following: (a) the Committee must require that payment of all or any portion of the amount subject to the Annual Incentive Award is contingent on the achievement or partial achievement of one or more

Performance Goals during the period the Committee specifies, although the Committee may specify that all or a portion of the Performance Goals subject to an Award are deemed achieved upon a Participant's death, disability (as defined by the Committee) or a change in control of the Company (as defined by the Committee) or, in the case of Awards that at the date of grant the Committee determines will not be considered performance-based compensation under Code Section 162(m), retirement (as defined by the Committee) or such other circumstances as the Committee may specify; (b) the performance period must relate to a period of at least one fiscal year of the Company except that, if the Award is made at the time of commencement of employment with the Company or on the occasion of a promotion, then the Award may relate to a period shorter than one fiscal year; and (c) payment will be in cash except to the extent that the Committee determines that payment will be in Shares or Restricted Stock, either on a mandatory basis or at the election of the Participant, having a Fair Market Value at the time of the payment equal to the amount payable with respect to the Annual Incentive Award; provided, that any such determination by the Committee or election by the Participant under this clause (c) must be made prior to the calendar year in which the period for achievement of the Performance Goals begins.

11.   Long-Term Incentive Awards.

        Subject to the terms of this Plan, the Committee will determine all terms and conditions of a Long-Term Incentive Award, including but not limited to the Performance Goals, performance period, the potential amount payable, the type of payment, and the timing of payment, subject to the following: (a) the Committee must require that payment of all or any portion of the amount subject to the Long-Term Incentive Award is contingent on the achievement or partial achievement of one or more Performance Goals during the period the Committee specifies, although the Committee may specify that all or a portion of the Performance Goals subject to an Award are deemed achieved upon a Participant's death, disability (as defined by the Committee), retirement (as defined by the Committee) or a change in control of the Company (as defined by the Committee) or, in the case of Awards that at the date of grant the Committee determines will not be considered performance-based compensation under Code Section 162(m), retirement (as defined by the Committee) or such other circumstances as the Committee may specify; (b) the performance period must relate to a period of more than one fiscal year of the Company except that, if the Award is made at the time of commencement of employment with the Company or on the occasion of a promotion, then the Award may relate to a shorter period; and (c) payment will be in cash except to the extent that the Committee determines that payment will be in Shares or Restricted Stock, either on a mandatory basis or at the election of the Participant, having a Fair Market Value at the time of the payment equal to the amount payable with respect to the Long-Term Incentive Award; provided, that any such determination by the Committee or election by the Participant under this clause (c) must be made prior to the calendar year in which the period for achievement of the Performance Goals begins.

12.   Other Stock-Based Awards.

        Subject to the terms of this Plan, the Committee may grant to Participants other types of Awards, which may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, Shares, either alone or in addition to or in conjunction with other Awards, and payable in Stock or cash. Without limitation, such Award may include the issuance of shares of unrestricted Stock, which may be awarded in payment of director fees, in lieu of cash compensation, in exchange for cancellation of a compensation right, as a bonus, or upon the attainment of Performance Goals or otherwise, or rights to acquire Stock from the Company. The Committee shall determine all terms and conditions of the Award, including but not limited to, the time or times at which such Awards shall be made, and the number of Shares to be granted pursuant to such Awards or to which such Award shall relate; provided that any Award that provides for purchase rights shall be priced at no less than 100% of Fair Market Value on the grant date of the Award.

13.   Amendment of Minimum Vesting and Performance Periods.

        Notwithstanding any provision of this Plan that requires a minimum vesting and/or performance period for an Award, the Committee, at the time an Award is granted or any later date, may subject an Award to a shorter vesting and/or performance period to take into account a Participant's hire or promotion, or may accelerate the vesting or deem an Award to be earned, in whole or in part, in the event of a Participant's death, disability (as defined by the Committee), retirement (as defined by the Committee) or a change in control of the Company (as defined by the Committee).

14.   Transferability.

        Awards are not transferable other than by will or the laws of descent and distribution, unless and to the extent the Committee allows a Participant to: (a) designate in writing a beneficiary to exercise the Award or receive payment under the Award after the Participant's death; (b) transfer an Award to the former spouse of the Participant as required by a domestic relations order incident to a divorce; or (c) transfer an Award; provided, however, that with respect to clause (c) above, the Participant may not receive consideration for such a transfer of an Award.

15.   Termination and Amendment of Plan; Amendment, Modification or Cancellation of Awards.

        (a)    Term of Plan.    Unless the Board earlier terminates this Plan pursuant to Section 15(b), this Plan will terminate on the earlier of (i) the date that is 10 years from the Effective Date and (ii) the date when all Shares reserved for issuance have been issued.

        (b)    Termination and Amendment.    The Board or the Committee may amend, alter, suspend, discontinue or terminate this Plan at any time, subject to the following limitations:

            (i)  the Board must approve any amendment of this Plan to the extent the Company determines such approval is required by: (A) prior action of the Board, (B) applicable corporate law or (C) any other applicable law;

           (ii)  shareholders must approve any amendment of this Plan to the extent the Company determines such approval is required by: (A) Section 16 of the Exchange Act, (B) the Code, (C) the listing requirements of any principal securities exchange or market on which the Shares are then traded or (D) any other applicable law; and

          (iii)  shareholders must approve any of the following Plan amendments: (A) an amendment to materially increase any number of Shares specified in Section 6(a) or 6(c) (except as permitted by Section 17); or (B) an amendment to the provisions of Section 15(e).

        (c)    Amendment, Modification or Cancellation of Awards.    Except as provided in Section 15(e) and subject to the requirements of this Plan, the Committee may modify or amend any Award, or waive any restrictions or conditions applicable to any Award or the exercise of the Award, or amend, modify or cancel any terms and conditions applicable to any Award, in each case by mutual agreement between the Committee and the Participant or any other person(s) as may then have an interest in the Award, so long as any such action does not increase the number of Shares issuable under this Plan (except as permitted by Section 17), but the Committee need not obtain Participant (or other interested party) consent for any such action that is permitted by the provisions of Section 17(a) or for any such action: (i) to the extent the action is deemed necessary by the Committee to comply with any applicable law or the listing requirements of any principal securities exchange or market on which the Shares are then traded; (ii) to the extent the action is deemed necessary by the Committee to preserve favorable accounting or tax treatment of any Award for the Company; or (iii) to the extent the Committee determines that such action does not materially and adversely affect the value of an Award or that such action is in the best interest of the affected Participant or any other person(s) as may then have an interest in the Award.

        (d)    Survival of Authority and Awards.    Notwithstanding the foregoing, the authority of the Board and the Committee under this Section 15 will extend beyond the date of this Plan's termination. In addition, termination of this Plan will not affect the rights of Participants with respect to Awards previously granted to them, and all unexpired Awards will continue in force and effect after termination of this Plan except as they may lapse or be terminated by their own terms and conditions.

        (e)    Repricing Prohibited.    Notwithstanding anything in this Plan to the contrary, and except for the adjustments provided in Section 17, neither the Committee nor any other person may decrease the exercise price for any outstanding Option or Stock Appreciation Right after the date of grant, cancel an outstanding Option or Stock Appreciation Right in exchange for cash (other than cash equal to the excess of the Fair Market Value of the Shares subject to such Option or Stock Appreciation Right at the time of cancellation over the exercise or grant price for such Shares), or allow a Participant to surrender an outstanding Option or Stock Appreciation Right to the Company as consideration for the grant of a new Option or Stock Appreciation Right with a lower exercise price.

16.   Taxes.

        (a)    Withholding.    In the event the Company or an Affiliate of the Company is required to withhold any federal, state or local taxes or other amounts in respect of any income recognized by a Participant as a result of the grant, vesting, payment or settlement of an Award or disposition of any Shares acquired under an Award, the Company may deduct (or require an Affiliate to deduct) from any payments of any kind otherwise due the Participant cash, or with the consent of the Committee, Shares otherwise deliverable or vesting under an Award, to satisfy such tax obligations. Alternatively, the Company may require such Participant to pay to the Company, in cash, promptly on demand, or make other arrangements satisfactory to the Company regarding the payment to the Company of the aggregate amount of any such taxes and other amounts. If Shares are deliverable upon exercise or payment of an Award, the Committee may permit a Participant to satisfy all or a portion of the federal, state and local withholding tax obligations arising in connection with such Award by electing to (a) have the Company withhold Shares otherwise issuable under the Award, (b) tender back Shares received in connection with such Award or (c) deliver other previously owned Shares, in each case having a Fair Market Value equal to the amount to be withheld; provided that the amount to be withheld may not exceed the total minimum federal, state and local tax withholding obligations associated with the transaction to the extent needed for the Company to avoid an accounting charge. If an election is provided, the election must be made on or before the date as of which the amount of tax to be withheld is determined and otherwise as the Committee requires. In any case, the Company may defer making payment or delivery under any Award if any such tax may be pending unless and until indemnified to its satisfaction.

        (b)    No Guarantee of Tax Treatment.    Notwithstanding any provision of this Plan to the contrary, the Company does not guarantee to any Participant or any other person(s) with an interest in an Award that (i) any Award intended to be exempt from Code Section 409A shall be so exempt, (ii) any Award intended to comply with Code Section 409A or Code Section 422 shall so comply, or (iii) any Award shall otherwise receive a specific tax treatment under any other applicable tax law, nor in any such case will the Company or any Affiliate be required to indemnify, defend or hold harmless any individual with respect to the tax consequences of any Award.

17.   Adjustment Provisions.

        (a)    Adjustment of Shares.    If (i) the Company shall at any time be involved in a merger or other transaction in which the Shares are changed or exchanged; or (ii) the Company shall subdivide or combine the Shares or the Company shall declare a dividend payable in Shares, other securities (other than any stock purchase rights that the Company might authorize and issue in the future) or other property; or (iii) the Company shall effect a cash dividend the amount of which exceeds 10% of the trading price of the Shares at the time the dividend is declared, or the Company shall effect any other dividend or other distribution on the Shares in the form of cash, or a repurchase of Shares, that the Board determines by resolution is special or extraordinary in nature or that is in connection with a transaction that the Company characterizes publicly as a recapitalization or reorganization involving the Shares; or (iv) any other event shall occur which, in the case of this clause (iv), in the judgment of the Committee necessitates an adjustment to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under this Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (A) the number and type of Shares subject to this Plan (including the number and type of Shares described in Sections 6(a) and 6(c)) and which may after the event be made the subject of Awards under this Plan, including incentive stock options, (B) the number and type of Shares subject to outstanding Awards, (C) the grant, purchase, or exercise price with respect to any Award, and (D) to the extent such discretion does not cause an Award that is intended to qualify as performance-based compensation under Code Section 162(m) to lose its status as such, the Performance Goals of an Award. In any such case, the Committee may also (or in lieu of the foregoing) make provision for a cash payment to the holder of an outstanding Award in exchange for the cancellation of all or a portion of the Award (without the consent of the holder of an Award) in an amount determined by the Committee effective at such time as the Committee specifies (which may be the time such transaction or event is effective). However, in each case, with respect to Awards of incentive stock options, no such adjustment may be authorized to the extent that such authority would cause this Plan to violate Code Section 422(b). Further, the number of Shares subject to any Award payable or denominated in Shares must always be a whole number. In any event, previously granted Options or Stock Appreciation Rights are subject to only such adjustments as are necessary to maintain the relative proportionate interest the Options or Stock Appreciation Rights represented immediately prior to any such event and to preserve, without exceeding, the value of such Options or Stock Appreciation Rights. Without limitation, in the event of any such merger or similar transaction, subdivision or combination of Shares, dividend or other event described above (other than any such transaction in which the Company is the continuing corporation and in which the outstanding Stock is not being converted into or exchanged for different securities, cash or other property, or any combination thereof), the Committee shall substitute, on an equitable basis as the Committee determines, for each Share then subject to an Award, the number and kind of shares of stock, other securities, cash or other property to which holders of Stock are or will be entitled in respect of each Share pursuant to the transaction. Notwithstanding the foregoing, if the Company shall subdivide the Shares or the Company shall declare a dividend payable in Shares, and if no action is taken by the Board or the Committee, then the adjustments contemplated by this Section 17(a) that are proportionate shall nevertheless automatically be made as of the date of such subdivision of the Shares or dividend in Shares.

        (b)    Issuance or Assumption.    Notwithstanding any other provision of this Plan, and without affecting the number of Shares otherwise reserved or available under this Plan, in connection with any merger, consolidation, acquisition of property or stock, or reorganization, the Committee may authorize the issuance in exchange for cancellation or assumption of awards under this Plan upon such terms and conditions as it may deem appropriate.

18.   Miscellaneous.

        (a)    Other Terms and Conditions.    The grant of any Award may also be subject to other provisions (whether or not applicable to the Award granted to any other Participant) as the Committee determines appropriate, including, without limitation, provisions for:

  (i)
  one or more means to enable Participants to defer the delivery of Shares or recognition of taxable income relating to Awards or cash payments derived from the Awards on such terms and conditions as the Committee determines, including, by way of example, the form and manner of the deferral election, the treatment of dividends paid on the Shares during the deferral period or a means for providing a return to a Participant on amounts deferred, and the permitted distribution dates or events (provided that no such deferral means may result in an increase in the number of Shares issuable under this Plan);

  (ii)
  the payment of the purchase price of Options (A) by delivery of cash or other Shares or other securities of the Company (including by attestation) having a then Fair Market Value equal to the purchase price of such Shares, (B) by delivery (including by fax) to the Company or its designated agent of an executed irrevocable option exercise form together with irrevocable instructions to a broker-dealer to sell or margin a sufficient portion of the Shares and deliver the sale or margin loan proceeds directly to the Company to pay for the exercise price, (C) by surrendering the right to receive Shares otherwise deliverable to the Participant upon exercise of the Award having a Fair Market Value at the time of exercise equal to the total exercise price, or (D) by any combination of (A), (B) and/or (C);

  (iii)
  giving the Participant the right to receive any cash dividends (whether regular or otherwise), stock dividends and other distributions (whether paid in cash or securities), or their equivalents, paid or made with respect to Restricted Stock, Performance Units (valued in relation to a Share), Restricted Stock Units, Deferred Stock Units or other Stock-based Awards, provided, however, that any such dividends or distributions shall either be subject to the same restrictions on transferability and forfeitability and/or the same deferral period that apply to the corresponding Awards or be paid within forty-five (45) days. All dividends or distributions credited to the Participant and made subject to such restrictions, forfeitability and/or deferral period shall be paid to the Participant within forty-five (45) days following the full vesting or settlement, if later, of the Award with respect to which such dividends or distributions were made. Notwithstanding the foregoing, neither dividend payments nor dividend equivalent payments shall be made with respect to the Shares subject to an Award of Options or Stock Appreciation Rights;

  (iv)
  restrictions on resale or other disposition of Shares; and

  (v)
  compliance with federal or state securities laws and stock exchange requirements.

        (b)    Employment and Service.    The issuance of an Award shall not confer upon a Participant any right with respect to continued employment or service with the Company or any Affiliate, or the right to continue as a Director. Unless determined otherwise by the Committee, for purposes of the Plan and all Awards, the following rules shall apply:

  (i)
  a Participant who transfers employment between the Company and its Affiliates, or between Affiliates, will not be considered to have terminated employment;

  (ii)
  a Participant who ceases to be a Non-Employee Director because he or she becomes an employee of the Company or an Affiliate shall not be considered to have ceased service as a Director with respect to any Award until such Participant's termination of employment with the Company and its Affiliates;

  (iii)
  a Participant who ceases to be employed by the Company or an Affiliate and immediately thereafter becomes a Non-Employee Director, a non-employee director of an Affiliate, or a consultant to the Company or any Affiliate shall not be considered to have terminated employment until such Participant's service as a director of, or consultant to, the Company and its Affiliates has ceased; and

  (iv)
  a Participant employed by an Affiliate will be considered to have terminated employment when such entity ceases to be an Affiliate.

Notwithstanding the foregoing, with respect to an Award that is considered deferred compensation subject to Code Section 409A, if a Participant's termination of employment or service triggers the payment of compensation under such Award, then the Participant will be deemed to have terminated employment or service upon the Participant's "separation from service" within the meaning of Code Section 409A.

        (c)    No Fractional Shares.    No fractional Shares or other securities may be issued or delivered pursuant to this Plan, and the Committee may determine whether cash, other securities or other property will be paid or transferred in lieu of any fractional Shares or other securities, or whether such fractional Shares or other securities or any rights to fractional Shares or other securities will be canceled, terminated or otherwise eliminated.

        (d)    Unfunded Plan.    This Plan is unfunded and does not create, and should not be construed to create, a trust or separate fund with respect to this Plan's benefits. This Plan does not establish any fiduciary relationship between the Company and any Participant or other person. To the extent any person holds any rights by virtue of an Award granted under this Plan, such rights are no greater than the rights of the Company's general unsecured creditors.

        (e)    Requirements of Law and Securities Exchange.    The granting of Awards and the issuance of Shares in connection with an Award are subject to all applicable laws, rules and regulations and to such approvals by any governmental agencies or national securities exchanges as may be required. Notwithstanding any other provision of this Plan or any award agreement, the Company has no liability to deliver any Shares under this Plan or make any payment unless such delivery or payment would comply with all applicable laws and the applicable requirements of any securities exchange or similar entity, and unless and until the Participant has taken all actions required by the Company in connection therewith. The Company may impose such restrictions on any Shares issued under the Plan as the Company determines necessary or desirable to comply with all applicable laws, rules and regulations or the requirements of any national securities exchanges. Notwithstanding any provision of this Plan or any document pertaining to Awards granted hereunder to the contrary, this Plan shall be so construed, interpreted and administered to meet the applicable requirements of Code Section 409A to avoid a plan failure described in Code Section 409A(a)(1).

        (f)    Governing Law.    This Plan, and all agreements under this Plan, will be construed in accordance with and governed by the laws of the State of Wisconsin, without reference to any conflict of law principles.

        (g)    Limitations on Actions.    Any legal action or proceeding with respect to this Plan, any Award or any award agreement must be brought within one year (365 days) after the day the complaining party first knew or should have known of the events giving rise to the complaint.

        (h)    Construction.    Whenever any words are used herein in the masculine, they shall be construed as though they were used in the feminine in all cases where they would so apply; and wherever any words are used in the singular or plural, they shall be construed as though they were used in the plural or singular, as the case may be, in all cases where they would so apply. Title of sections are for general information only, and this Plan is not to be construed with reference to such titles.

        (i)    Severability.    If any provision of this Plan or any award agreement or any Award (i) is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction, or as to any person or Award, or (ii) would cause this Plan, any award agreement or any Award to violate any law the Committee deems applicable, then such provision should be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the intent of this Plan, award agreement or Award, then such provision should be stricken as to such jurisdiction, person or Award, and the remainder of this Plan, such award agreement and such Award will remain in full force and effect.

ANNUAL MEETING OF SHAREHOLDERS OF QUAD/GRAPHICS, INC. May 16, 2011 IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON MAY 16, 2011 The Notice of Annual Meeting of Shareholders to be held May 16, 2011, the Company's Proxy Statement for the 2011 Annual Meeting of Shareholders and the Company's 2010 Annual Report to Shareholders are available at http://www.qg.com/annualmeeting. Please sign, date and mail your proxy card in the envelope provided as soon as possible. Signature of Shareholder Date: Signature of Shareholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. 1. Election of Directors: O William J. Abraham, Jr. O Mark A. Angelson O Douglas P. Buth O Christopher B. Harned O Betty Ewens Quadracci O J. Joel Quadracci O Thomas O. Ryder O John S. Shiely 2. Advisory vote on the approval of the compensation of our named executive officers as disclosed in the accompanying proxy statement. 3. Advisory vote on the frequency of the advisory shareholder vote on the compensation of our named executive officers. 4. Approve and ratify the Quad/Graphics, Inc. 2010 Omnibus Incentive Plan. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting. This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted "FOR" the election of the Board's nominees, "FOR" approval of the compensation of our named executive officers as disclosed in the accompanying proxy statement, "3 YEARS" on the frequency of the advisory shareholder vote on the compensation of our named executive officers and "FOR" the approval and ratification of the Quad/Graphics, Inc. 2010 Omnibus Incentive Plan. The undersigned acknowledges receipt from the Company of the Notice of Annual Meeting of Shareholders to be held May 16, 2011, the Company's Proxy Statement for the 2011 Annual Meeting of Shareholders and the Company's 2010 Annual Report to Shareholders FOR AGAINST ABSTAIN FOR ALL NOMINEES WITHHOLD AUTHORITY FOR ALL NOMINEES FOR ALL EXCEPT (See instructions below) INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: NOMINEES: THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS, "FOR" PROPOSAL 2, "3 YEARS" ON PROPOSAL 3 AND "FOR" PROPOSAL 4. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x Please detach along perforated line and mail in the envelope provided. 20830403000000000100 8 051611 2 years 3 years ABSTAIN 1 year FOR AGAINST ABSTAIN MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING.

14475 QUAD/GRAPHICS, INC. N63 W23075 Highway 74 Sussex, Wisconsin 53089 ANNUAL MEETING OF SHAREHOLDERS To Be Held May 16, 2011 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned hereby appoints J. Joel Quadracci and Andrew R. Schiesl, and each of them, as Proxies, each with full power of substitution, to represent and to vote as designated on the reverse side all of the shares of class A common stock, class B common stock and/or class C common stock of Quad/Graphics, Inc. held of record by the undersigned as of the close of business on March 18, 2011, at the Annual Meeting of Shareholders to be held on May 16, 2011, at 10:00 a.m., Central Time, at the Company's corporate offices located at N63 W23075 Highway 74, Sussex, Wisconsin 53089, or any adjournment or postponement thereof. (Continued and to be signed on the reverse side.) IMPORTANT NOTICE TO PARTICIPANTS IN THE QUAD/GRAPHICS ESOP: Each participant in the Quad/Graphics ESOP has the right to direct the trustee, Marshall & Ilsley Trust Company N.A., as to the exercise of all voting rights with respect to Quad/Graphics common stock in the participant's accounts by returning this completed, signed and dated proxy card in the envelope provided. Your vote must be received by MAY 11, 2011 to be voted at the annual meeting. Stock owned in the Quad/Graphics ESOP may NOT be voted in person at the annual meeting. The trustee will vote the ESOP shares as instructed by ESOP participants. If a participant in the Quad/Graphics ESOP does not provide voting instructions by May 11, 2011, the trustee will not vote the participant's shares in the ESOP.

QuickLinks

ELECTION OF DIRECTORS
CORPORATE GOVERNANCE
AUDIT COMMITTEE REPORT
STOCK OWNERSHIP OF MANAGEMENT AND OTHERS
COMPENSATION OF EXECUTIVE OFFICERS
2010 SUMMARY COMPENSATION TABLE
GRANTS OF PLAN BASED AWARDS IN 2010
OUTSTANDING EQUITY AWARDS AT DECEMBER 31, 2010
OPTION EXERCISES IN 2010
2010 PENSION BENEFITS
2010 NONQUALIFIED DEFERRED COMPENSATION
COMPENSATION COMMITTEE REPORT
ADVISORY VOTE ON COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS
ADVISORY VOTE ON THE FREQUENCY OF THE ADVISORY VOTE ON COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS
DIRECTOR COMPENSATION
APPROVAL AND RATIFICATION OF THE QUAD/GRAPHICS, INC. 2010 OMNIBUS INCENTIVE PLAN
New Plan Benefits—2010 Plan
MISCELLANEOUS
  Appendix A
QUAD/GRAPHICS, INC. 2010 OMNIBUS INCENTIVE PLAN March 8, 2011